                                                                    EXHIBIT 10.1



================================================================================



                                   $25,000,000

                              AMENDED AND RESTATED

                                 LEASE AGREEMENT



                                     BETWEEN



                             BNP LEASING CORPORATION

                                    ("BNPLC")


                                       AND


                           SOLECTRON WASHINGTON, INC.

                                  ("SOLECTRON")



                                  JULY 1, 1998

                              (EVERETT, WASHINGTON)



================================================================================


PURSUANT TO AND AS MORE PARTICULARLY PROVIDED IN SUBPARAGRAPH 26 OF THIS LEASE, THIS LEASE AND THE PURCHASE AGREEMENT REFERENCED HEREIN ARE TO CONSTITUTE, FOR INCOME TAX PURPOSES ONLY, A FINANCING ARRANGEMENT OR CONDITIONAL SALE. AS PROVIDED IN SUBPARAGRAPH 26 OF THIS LEASE, BNPLC AND SOLECTRON EXPECT THAT SOLECTRON (AND NOT BNPLC) SHALL BE TREATED AS THE TRUE OWNER OF THE PROPERTY FOR INCOME TAX PURPOSES, THEREBY ENTITLING SOLECTRON (AND NOT BNPLC) TO TAKE DEPRECIATION DEDUCTIONS AND OTHER TAX BENEFITS AVAILABLE TO THE OWNER.

                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----

1.      TERM.................................................................................2

2.      NO LEASE TERMINATION.................................................................3
        (a)    Status of Lease...............................................................3
        (b)    Waiver by Solectron...........................................................3

3.      USE AND CONDITION OF THE PROPERTY....................................................4
        (a)    Use...........................................................................4
        (b)    Condition of the Property.....................................................4
        (c)    Consideration for and Scope of Waiver.........................................5

4.      RENT.................................................................................5
        (a)    Base Rent Generally...........................................................5
        (b)    Calculation of and Due Dates for Base Rent....................................5
               (i)    Amount Payable On the Base Rent Commencement Date......................5
               (ii)   Determination of Payment Due Dates After the Base
                      Rent Commencement Date.................................................5
               (iii)  Base Rent Formula......................................................6

        (c)    Additional Rent...............................................................6
        (d)    Commitment Fees...............................................................6
        (e)    Administrative Agency Fees....................................................7
        (f)    No Demand or Setoff...........................................................7
        (g)    Default Interest and Order of Application.....................................7

5.      PAYMENT OF EXECUTORY COSTS AND LOSSES RELATED TO THE PROPERTY........................7
        (a)    "Net" Lease Generally.........................................................7
        (b)    Impositions...................................................................7
        (c)    Increased Costs; Capital Adequacy Charges.....................................8
        (d)    Solectron's Payment of Other Losses; General Indemnification..................8
        (e)    Withholding Taxes............................................................11

6.      CONSTRUCTION........................................................................12
        (a)    Advances; Outstanding Construction Allowance.................................12
        (b)    Calculation of Carrying Costs................................................12
               (c)    Limits on the Amount of Carrying Costs................................13
        (d)    Construction Projects........................................................13
               (i)    Preconstruction Approvals by BNPLC....................................13
               (ii)   Scope Changes.........................................................14
               (iii)  Failure by BNPLC to Respond to a Request for Approval.................14
               (iv)   Responsibility for Construction.......................................14
               (v)    Construction Warranty by Solectron....................................15

               (vi)   Value Added...........................................................15
               (vii)  Estoppel Letters Required.............................................15
               (viii) Advances Not a Waiver.................................................16
        (e)    Conditions to Solectron's Right to Receive Construction Advances.............16
               (i)    Prior Notice..........................................................16
               (ii)   Amount of the Advances................................................16
                      a)    Limit Dependent Upon the Maximum Construction Allowance.........16
                      b)    Limit Dependent Upon Costs Previously Incurred by Solectron.....16
                      c)    Limit Dependent Upon Projected Costs Yet to be Incurred.........16
                      d)    Minimum Amount Imposed for Administrative Convenience...........16
               (iii)  Insurance.............................................................17
                      a)    Title Insurance.................................................17
                      b)    Builder's Risk Insurance........................................17
               (iv)   Progress of Construction..............................................17
               (v)    Evidence of Costs and Expenses to be Reimbursed.......................17
               (vi)   No Sale of BNPLC's Interest...........................................17
               (vii)  No Landlord's Election to Continue Construction or Event of Default...17
               (viii) Certificate of No Default and Other Matters...........................17
               (ix)   Funding by Participants...............................................18
        (f)    Breakage Costs for Construction Advances Requested But Not Taken.............19
        (g)    Completion Notice............................................................19
        (h)    Landlord's Election to Continue Construction.................................19
               (i)    Take Control of the Property..........................................20
               (ii)   Continuation of Construction..........................................20
               (iii)  Arrange for Turnkey Construction......................................21
               (iv)   Suspension or Termination of Construction.............................21

7.      OTHER OBLIGATIONS OF AND LIMITED REPRESENTATIONS BY BNPLC...........................21
        (a)    Cooperation of BNPLC to Facilitate Construction and Development..............21
        (b)    Actions Permitted by Solectron Without BNPLC's Consent.......................23
        (c)    Waiver of Landlord's Liens...................................................23
        (d)    Limited Representations by BNPLC Concerning Accounting Matters...............24
        (e)    Other Limited Representations by BNPLC.......................................25
               (i)    No Default or Violation...............................................25
               (ii)   No Suits..............................................................25
               (iii)  Enforceability........................................................25
               (iv)   Organization..........................................................25
               (v)    Not a Foreign Person..................................................25
        (f)    Keeping Proprietary Information Confidential.................................26

8.      STATUS OF PROPERTY ACQUIRED WITH FUNDS PROVIDED BY BNPLC............................26

9.      ENVIRONMENTAL.......................................................................27
        (a)    Environmental Covenants by Solectron.........................................27
        (b)    Right of BNPLC to do Remedial Work Not Performed by Solectron................27
        (c)    Environmental Inspections and Reviews........................................28
        (d)    Communications Regarding Environmental Matters...............................28

10.     INSURANCE REQUIRED AND CONDEMNATION.................................................29





                                      (ii)

        (a)    Liability Insurance..........................................................29
        (b)    Property Insurance...........................................................29
        (c)    Failure to Obtain Insurance..................................................30
        (d)    Condemnation.................................................................30

11.     APPLICATION OF INSURANCE AND CONDEMNATION PROCEEDS..................................31
        (a)    Collection of Insurance and Condemnation Proceeds Generally..................31
        (b)    Administration of Remaining Proceeds; Solectron's Obligation to Restore......31
        (c)    Special Provisions Concerning Event of Defaults and Qualified Payments.......32
        (d)    Takings of All or Substantially All of the Property..........................32
        (e)    Waiver of Subrogation........................................................32

12.     ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF SOLECTRON CONCERNING THE
        PROPERTY............................................................................33
        (a)    Compliance with Covenants and Laws...........................................33
        (b)    Operation of Property........................................................33
        (c)    Debts for Construction, Maintenance, Operation or Development................34
        (d)    Repair, Maintenance, Alterations and Additions...............................34
        (e)    Compliance With Permitted Encumbrances and Development Contracts.............35
        (f)    Modification of Permitted Encumbrances and Development Contracts.............35
        (g)    Books and Records Concerning the Property....................................35

13.     ASSIGNMENT AND SUBLETTING BY SOLECTRON..............................................35
        (a)    BNPLC's Consent Required.....................................................35
        (b)    Standard for BNPLC's Consent to Assignments and Certain Other Matters........36
        (c)    Consent Not a Waiver.........................................................36

14.     ASSIGNMENT BY BNPLC.................................................................36
        (a)    Restrictions on Transfers....................................................36
        (b)    Effect of Permitted Transfer or other Assignment by BNPLC....................36

15.     BNPLC'S RIGHT OF ACCESS.............................................................37

16.     OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF SOLECTRON........................37
        (a)    Negative Covenants...........................................................37
               (i)    Multi employer ERISA Plans............................................37
               (ii)   Prohibited ERISA Transaction..........................................38
        (b)    Financial Statements; Required Notices; Certificates as to Default...........38
        (c)    No Default or Violation......................................................39
        (d)    No Suits.....................................................................39
        (e)    Enforceability...............................................................39
        (f)    Financial Matters............................................................39
        (g)    Organization.................................................................40
        (h)    ERISA........................................................................40
        (i)    Use of Proceeds..............................................................40
        (j)    Investment Company Act.......................................................40
        (k)    Omissions....................................................................40
        (l)    Not a Foreign Person.........................................................40
        (m)    Further Assurances...........................................................41





                                     (iii)

17.     EVENTS OF DEFAULT...................................................................41
        (a)    Definition of Events of Default..............................................41

18.     REMEDIES............................................................................43
        (a)    Basic Remedies...............................................................43
        (b)    Enforceability...............................................................45
        (c)    Remedies Cumulative..........................................................45

19.     DEFAULT BY BNPLC....................................................................45

20.     QUIET ENJOYMENT.....................................................................45

21.     SURRENDER UPON TERMINATION..........................................................46

22.     HOLDING OVER BY SOLECTRON...........................................................46

23.     INDEPENDENT OBLIGATIONS EVIDENCED BY THE PURCHASE AGREEMENT AND CLOSING CERTIFICATE.46

24.     WAIVER OF JURY TRIAL................................................................47

25.     MISCELLANEOUS.......................................................................47
        (a)    Notices......................................................................47
        (b)    Severability.................................................................49
        (c)    No Merger....................................................................49
        (d)    No Implied Waiver............................................................49
        (e)    NO IMPLIED REPRESENTATIONS BY BNPLC..........................................49
        (f)    Entire Agreement.............................................................49
        (g)    Binding Effect...............................................................50
        (h)    Time is of the Essence.......................................................50
        (i)    Governing Law................................................................50
        (j)    Paragraph Headings...........................................................50
        (k)    Other Terms and References...................................................50
        (l)    Not a Partnership, Etc.......................................................50

26.     INCOME TAX REPORTING................................................................50

27.     PROPRIETARY INFORMATION AND CONFIDENTIALITY.........................................52



















                                      (iv)

                             EXHIBITS AND SCHEDULES


Exhibit A....................................................................Legal Description

Exhibit B...........................................................Permitted Encumbrance List

Exhibit C......................................Description of the initial Construction Project

Exhibit D.........................................................Contractor's Estoppel Letter

Exhibit E..........................................................Architect's Estoppel Letter

Exhibit F...................................................................Draw Request Forms

Exhibit G.......................................Standard Notice of Request for Action by BNPLC

Exhibit H....................................Notice of Request Requiring an Expedited Response

Exhibit I................................................................Intentionally Deleted

Exhibit J...............................................................Compliance Certificate

Exhibit K...........................................................Libor Period Election Form


Schedule 1.......................................................List of Development Documents

Schedule 2...........................List of Claims Pending or Threatened Against the Property


List of Defined Terms.......................................................Shared Definitions









                                      (v)

                              AMENDED AND RESTATED
                                 LEASE AGREEMENT


        This AMENDED AND RESTATED LEASE AGREEMENT (this "LEASE"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and SOLECTRON WASHINGTON, INC., a California corporation ("SOLECTRON"), is dated as of July 1, 1998, the Effective Date. ("EFFECTIVE Date" and other capitalized terms used and not otherwise defined in this Lease are intended to have the meanings assigned to them in the List of Defined Terms attached to and made a part of this Lease.)


                                    RECITALS

        Pursuant to the Existing Contract, which covers the Land described in Exhibit A, BNPLC acquired the Land and any appurtenances thereto from Seller on or about December 1, 1997. Contemporaneously with the purchase of the Land, BNPLC leased it to Solectron pursuant to a Lease Agreement dated as of December 1, 1997 (the "PRIOR LEASE").

        This Lease is intended to amend, restate and replace the Prior Lease in its entirety as of the Effective Date.


                                GRANTING CLAUSES

        In consideration of the rent to be paid and the covenants and agreements to be performed by Solectron, as hereinafter set forth, BNPLC does hereby LEASE, DEMISE and LET unto Solectron for the term hereinafter set forth all right, title and interest of BNPLC, now owned or hereafter acquired, in and to:

               (1) the Land;

               (2) any and all Improvements;

               (3) all easements and other rights appurtenant to the Land or to the Improvements, whether now owned or hereafter acquired by BNPLC; and

               (4) (A) any land lying within the right-of-way of any street, open or proposed, adjoining the Land, (B) any sidewalks and alleys adjacent to the Land and (C) any strips and gores between the Land and abutting land.

BNPLC's interest in all property described in clauses (1) through (4) above are hereinafter referred to collectively as the "REAL PROPERTY".

        To the extent, but only to the extent, that assignable rights or interests in, to or under the following have been or will be acquired by BNPLC under the Existing Contract or acquired by BNPLC pursuant to Paragraph 8 below, BNPLC also hereby grants and assigns to Solectron for the term of this Lease the right to use and enjoy (and, in the case of contract rights, to enforce) such rights or interests of BNPLC:

               (a) any goods, equipment, furnishings, furniture and other tangible personal property of whatever nature that are located on the Real Property and all renewals or replacements of or substitutions for any of the foregoing;

               (b) the benefits, if any, conferred upon the owner of the Real Property by the Permitted Encumbrances and Development Documents; and

               (c) any permits, licenses, franchises, certificates, and other rights and privileges against third parties related to the Real Property.

Such rights and interests of BNPLC, whether now existing or hereafter arising, are hereinafter collectively called the "PERSONAL PROPERTY". The Real Property and the Personal Property are hereinafter sometimes collectively called the "PROPERTY."

         However, the leasehold estate conveyed hereby and Solectron's rights hereunder are expressly made subject and subordinate to the terms and conditions of this Lease, to the matters listed in Exhibit B and all other Permitted Encumbrances, and to any other claims or encumbrances not constituting Liens Removable by BNPLC.


                          GENERAL TERMS AND CONDITIONS

        The Property is leased by BNPLC to Solectron and is accepted and is to be used and possessed by Solectron upon and subject to the following terms and conditions:

        1. TERM. The term of this Lease (the "TERM") shall commence on and include the Effective Date, and end on the first Business Day of July, 2003, unless sooner terminated as expressly herein provided. Solectron shall be entitled to accelerate the Designated Sale Date (and thus accelerate the purchase of BNPLC's interest in the Property by Solectron or by an Applicable Purchaser pursuant to the Purchase Agreement) by sending a notice to BNPLC as provided in clause (2) of the definition of "Designated Sale Date" in the List of Defined Terms. In the event, because of Solectron's election to so accelerate the Designated Sale Date or for any other reason, the Designated Sale Date occurs before the end of the scheduled Term, Solectron may terminate this Lease on or after the Designated Sale Date; provided, however, as a condition to any such termination by Solectron, Solectron must have done the following prior to the termination:

           (a) purchased or caused an Applicable Purchaser to purchase the Property pursuant to the Purchase Agreement and satisfied all of Solectron's other obligations under the Purchase Agreement;

           (b) paid to BNPLC all Base Rent, all Commitment Fees, all Administrative Agency Fees and all other Rent accrued through the Designated Sale Date; and

           (c) paid any Breakage Costs caused by BNPLC's sale of the Property pursuant to the Purchase Agreement.


        The Term may be extended at the option of Solectron for two successive periods of five (5) years each; provided, however, that prior to any such extension the following conditions must have been satisfied: (A) at least one hundred eighty (180) days prior to the commencement of any such extension, BNPLC and Solectron must have agreed in writing upon, and received the written consent and approval of BNPLC's Parent and all other Participants to (1) a corresponding extension not only to the date for the expiration of the Term specified above in this Section, but also to the date specified in clause (1) of the definition of Designated Sale Date in the List of Defined Terms attached hereto, and (2) an adjustment to the Rent that Solectron will be required to pay for the extension, it being expected that the Rent for the extension may be different than the Rent required for the original Term, and it being understood that the Rent for any extension must in all events be satisfactory to both BNPLC and Solectron, each in its sole and absolute discretion; (B) there must be no Event of Default continuing hereunder at the time of Solectron's exercise of its option to extend; and (C) immediately prior to any such extension, this Lease must remain in effect. With respect to the condition that BNPLC and Solectron must have agreed upon the Rent required for any extension of the Term, neither Solectron nor BNPLC is willing to submit itself to a risk of liability or loss of rights hereunder for being judged unreasonable. Accordingly, both Solectron and BNPLC hereby disclaim any obligation express or implied to be reasonable in negotiating the Rent for any such extension. Subject to the changes to the Rent payable during any extension of the Term as provided in this Paragraph, if Solectron exercises its option to extend the Term as provided in this Paragraph, this Lease shall continue in full force and effect, and the leasehold estate hereby granted to Solectron shall continue without interruption and without any loss of priority over other interests in or claims against the Property that may be created or arise after the date hereof and before the extension.

        2. NO LEASE TERMINATION.

           (a) Status of Lease. Except as expressly provided herein, this Lease shall not terminate, nor shall Solectron have any right to terminate this Lease, nor shall Solectron be entitled to any abatement of the Rent, nor shall the obligations of Solectron under this Lease be excused, for any reason whatsoever, including any of the following: (i) any damage to or the destruction of all or any part of the Property from whatever cause, (ii) the taking of the Property or any portion thereof by eminent domain or otherwise for any reason, (iii) the prohibition, limitation or restriction of Solectron's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of Solectron or of anyone claiming through or under Solectron (provided, that if Solectron is wrongfully evicted by BNPLC or by any third party lawfully exercising its rights under a Lien Removable by BNPLC, then Solectron will have the remedies described in Paragraph 19 below), (v) any default on the part of BNPLC under this Lease or under any other agreement to which BNPLC and Solectron are parties, (vi) the inadequacy in any way whatsoever of the design, construction, assembly or installation of any improvements, fixtures or tangible personal property included in the Property, it being understood that BNPLC has not made, does not make and will not make any representation express or implied as to the adequacy thereof, (vii) any latent or other defect in the Property or any change in the condition thereof or the existence with respect to the Property of any violations of Applicable Laws or
(viii) any other cause whether similar or dissimilar to the foregoing. It is the intention of the parties hereto that the obligations of Solectron hereunder shall be separate and independent of the covenants and agreements of BNPLC, that the Base Rent and all other sums payable by Solectron hereunder shall continue to be payable in all events and that the obligations of Solectron hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated or limited pursuant to an express provision of this Lease.

           (b) Waiver by Solectron. Without limiting the foregoing, Solectron waives to the extent permitted by Applicable Laws, except as otherwise expressly provided herein, all rights to which Solectron may now or hereafter be entitled by law (including any such rights arising because of any implied "warranty of suitability" or other warranty under Applicable Laws) (i) to quit, terminate or surrender this Lease or the Property or any part thereof or (ii) to any abatement, suspension, deferment or reduction of the Rent.

        However, nothing in this Paragraph 2 shall be construed as a waiver by Solectron of any right Solectron may have at law or in equity to the following remedies, whether because of BNPLC's failure to remove a Lien Removable by BNPLC or because of any other default by BNPLC under this Lease that continues beyond the period for cure provided in Paragraph 19: (i) the recovery of monetary damages, (ii) injunctive relief in case of the violation, or attempted or threatened violation, by BNPLC of any of the express covenants, agreements, conditions or provisions of this Lease which are binding upon BNPLC (including the confidentiality provisions set forth in subparagraph 7.(f) below), or (iii) a decree compelling performance by BNPLC of any of the express covenants, agreements, conditions or provisions of this Lease which are binding upon BNPLC.

        3. USE AND CONDITION OF THE PROPERTY.

           (a) Use. Subject to the Permitted Encumbrances, the Development Documents and the terms hereof, Solectron may use and occupy the Property during the Term, but only for the following purposes and other lawful purposes incidental thereto:

               (i) manufacturing, engineering, assembly, warehousing and laboratory-based research and development of circuit boards, computer-related and other electronic products;

               (ii) administrative and office space;

               (iii) cafeteria, library, and other support function uses that Solectron may provide to its employees; and

               (iv) other lawful uses approved in advance and in writing by BNPLC, which approval will not be unreasonably withheld after completion of the initial Construction Project (but Solectron acknowledges that BNPLC's withholding of such approval shall be reasonable if BNPLC determines in good faith that (i) giving the approval may materially increase BNPLC's risk of liability for any existing or future environmental problem, or (ii) giving the approval is likely to substantially increase BNPLC's administrative burden of complying with or monitoring Solectron's compliance with the requirements of this Lease).

Although the term "products" in this subparagraph may include products designed to detect, monitor, neutralize, handle or process Hazardous Substances, the use of the Property by Solectron shall not include bringing Hazardous Substances onto the Property for the purpose of testing or demonstrating any such products.

           (b) Condition of the Property. SOLECTRON ACKNOWLEDGES THAT IT HAS CAREFULLY AND FULLY INSPECTED THE PROPERTY AND ACCEPTS THE PROPERTY IN ITS PRESENT STATE, AS IS, AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CONDITION OF SUCH PROPERTY OR AS TO THE USE WHICH MAY BE MADE THEREOF. SOLECTRON ALSO ACCEPTS THE PROPERTY WITHOUT ANY COVENANT, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, BY BNPLC OR ITS AFFILIATES REGARDING THE TITLE THERETO OR THE RIGHTS OF ANY PARTIES IN POSSESSION OF ANY PART THEREOF, EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 20. BNPLC SHALL NOT BE RESPONSIBLE FOR ANY LATENT OR OTHER DEFECT OR CHANGE OF CONDITION IN THE LAND, IMPROVEMENTS, FIXTURES AND PERSONAL PROPERTY FORMING A PART OF THE PROPERTY OR FOR ANY VIOLATIONS WITH RESPECT THERETO OF APPLICABLE LAWS. NOR SHALL BNPLC BE REQUIRED TO FURNISH TO SOLECTRON ANY FACILITIES OR SERVICES OF ANY KIND, INCLUDING WATER, STEAM, HEAT, GAS, AIR CONDITIONING, ELECTRICITY, LIGHT OR POWER.

           (c) Consideration for and Scope of Waiver. The provisions of subparagraph 3.(b) above have been negotiated by BNPLC and Solectron after due consideration for the Rent payable hereunder and are intended to be a complete exclusion and negation of any representations or warranties of BNPLC or its Affiliates, express or implied, with respect to the Property that may arise pursuant to any law now or hereafter in effect or otherwise, except as expressly set forth herein.

        However, such exclusion of representations and warranties by BNPLC and its Affiliates is not intended to impair any representations or warranties made by other parties, including any architects, engineers or contractors engaged to work on Construction Projects, the benefit of which is to pass to Solectron during the Term because of the definition of Personal Property and Property above.

        4. RENT.

           (a) Base Rent Generally. On the Base Rent Commencement Date and on each Base Rent Date through the end of the Term, Solectron shall pay BNPLC rent ("BASE RENT"). Each payment of Base Rent must be received by BNPLC no later that 10:00 a.m. (Central time) on the date it becomes due; if received after 10:00 a.m. (Central time) it will be considered for purposes of this Lease as received on the next following Business Day. BNPLC shall notify Solectron of the amount of each payment of Base Rent (calculated as provided in subparagraph 4.(b)) at least three days before the date upon which it first becomes due. However, any failure by BNPLC to so notify Solectron shall not constitute a waiver of BNPLC's right to payment, but absent such notice Solectron shall not be in default for any underpayment resulting therefrom if Solectron, in good faith, reasonably estimates the payment required, makes a timely payment of the amount so estimated and corrects any underpayment within three Business Days after being notified by BNPLC of the underpayment.

           (b) Calculation of and Due Dates for Base Rent. Payments of Base Rent shall be calculated and become due as follows:

               (i) Amount Payable On the Base Rent Commencement Date. The Base Rent payable on the Base Rent Commencement Date shall equal the difference (if any) between (a) the total amount that would have been added to the Outstanding Construction Allowance as Carrying Costs on such date if not for the limit set forth in subparagraph 6.(c), and (b) the Carrying Costs actually added on such date to the Outstanding Construction Allowance.

               (ii) Determination of Payment Due Dates After the Base Rent Commencement Date. For all Base Rent Periods subject to a LIBOR Period Election of one month or three months, Base Rent shall be due in one installment on the Base Rent Date upon which the Base Rent Period ends. For Base Rent Periods subject to a LIBOR Period Election of six months, Base Rent shall be payable in two installments, with the first installment becoming due on the Base Rent Date that occurs on the first Business Day of the third calendar month following the commencement of such Base Rent Period, and with the second installment becoming due on the Base Rent Date upon which the Base Rent Period ends. Notwithstanding the foregoing, if Solectron or any Applicable Purchaser purchases BNPLC's interest in the Property pursuant to the Purchase Agreement, any accrued unpaid Base Rent and all outstanding Additional Rent shall be due on the date of purchase in addition to the purchase price and other sums due BNPLC under the Purchase Agreement.

               (iii) Base Rent Formula. Each installment of Base Rent payable for any Base Rent Period shall equal:

               - Stipulated Loss Value on the first day of such Base Rent Period, times

               - the sum of (a) the Effective Rate with respect to such Base Rent Period, plus (b) the Spread for the period from and including the preceding Base Rent Date to but not including the Base Rent Date upon which the installment is due, times

               - the number of days in the period from and including the preceding Base Rent Date to but not including the Base Rent Date upon which the installment is due, divided by

               -    three hundred sixty.

               Assume, only for the purpose of illustration: that prior to the first day of a Base Rent Period subject to a LIBOR Period Election of one month the Construction Allowance has been fully funded, but a total of $10,000,000 of Qualified Payments have been received by BNPLC, leaving a Stipulated Loss Value of $15,000,000; that the Effective Rate for such Base Rent Period is 6%; that the Spread for such period is thirty-two and one-half basis points (32.5/100 of 1%); and that such Base Rent Period contains exactly thirty days. Under such assumptions, the Base Rent for the hypothetical Base Rent Period will equal:

                $15,000,000 x (6% + .325%) x 30/360 = $79,062.50

            (c) Additional Rent. All amounts which Solectron is required to pay to or on behalf of BNPLC pursuant to this Lease, together with every charge, premium, interest and cost set forth herein which may be added for nonpayment or late payment thereof, shall constitute rent (all such amounts, other than Base Rent, are herein called "ADDITIONAL RENT", and together Base Rent and Additional Rent are herein sometimes called "RENT").

            (d) Commitment Fees. For each Construction Period Solectron shall pay BNPLC a fee (a "COMMITMENT FEE") equal to:

               - twelve and one-half basis points (12.5/100 of 1%), times an amount equal to:

                    (i) the Maximum Construction Allowance, less

                    (ii) the Funded Construction Allowance on the first day of such Construction Period; times

               -    the number of days in such Construction Period; divided by

               -    three hundred sixty.

Solectron shall pay Commitment Fees in arrears on the first Business Day of February, May, August and November of each calendar year, beginning with August 1, 1998 and continuing regularly throughout the Term so long as Commitment Fees have accrued and remain unpaid. However, if any Commitment Fees shall have accrued and remain unpaid on the Designated Sale Date, such accrued unpaid Commitment Fees shall be due on the Designated Sale Date. With the first payment of Commitment Fees required under this Lease, calculated as described above, Solectron shall also pay Commitment Fees accrued but unpaid under and as defined in the Prior Lease.

            (e) Administrative Agency Fees. Upon execution and delivery of this Lease by BNPLC, and again on each anniversary of the date hereof, Solectron shall pay to BNPLC an administrative fee (an "ADMINISTRATIVE AGENCY FEE") in the amount set forth in the letter agreement dated as of April 22, 1998 between BNPLC, Solectron and Guarantor and other affiliates of Solectron. Each Administrative Agency Fee shall represent Additional Rent for the Construction Period or Base Rent Period during which it is paid.

            (f) Demand or Setoff. Except as expressly provided herein, Solectron shall pay all Rent without notice or demand and without counterclaim, deduction, setoff or defense.

            (g) Default Interest and Order of Application. All Rent shall bear interest, if not paid when first due, at the Default Rate in effect from time to time from the date due until paid; provided, that nothing herein contained will be construed as permitting the charging or collection of interest at a rate exceeding the maximum rate permitted under Applicable Laws. BNPLC shall be entitled to apply any amounts paid by or on behalf of Solectron against any Rent then past due in the order the same became due or in such other order as BNPLC may elect.

        5. PAYMENT OF EXECUTORY COSTS AND LOSSES RELATED TO THE PROPERTY.

            (a) "Net" Lease Generally. It is the intention of BNPLC and Solectron that the Base Rent, Commitment Fees, Administrative Agency Fees and other payments herein specified shall be absolutely net to BNPLC and that Solectron shall pay all costs, expenses and obligations of every kind relating to the Property or this Lease which may arise or become due, including: (i) any taxes payable by virtue of BNPLC's receipt of amounts paid to or on behalf of BNPLC in accordance with this Paragraph 5; (ii) any amount for which BNPLC is or becomes liable with respect to the Permitted Encumbrances or the Development Documents; and (iii) any costs incurred by BNPLC (including Attorneys' Fees) because of BNPLC's acquisition or ownership of any interest in the Property or because of this Lease or the transactions contemplated herein.

        However, the preceding sentence shall not be construed to make Solectron liable for (1) damages, costs, expenses or obligations suffered by BNPLC because of (and attributed by any applicable principles of comparative fault to) BNPLC's own Established Misconduct, (2) Excluded Taxes, (3) withholding of taxes permitted by subparagraph 5.(e) or (4) general overhead or internal administrative expenses of BNPLC or any other Interested Party, except to the extent allowed by subparagraph 5.(c)(i) because of changes described in that subparagraph after the Effective Date.

            (b) Impositions. Solectron shall pay or cause to be paid prior to delinquency all ad valorem taxes assessed against the Property and other Impositions. If requested by BNPLC from time to time, Solectron shall furnish BNPLC with receipts showing payment of all Impositions at least ten days prior to the applicable default date therefor.

        Notwithstanding the foregoing, Solectron may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted Imposition, and pending such contest Solectron shall not be deemed in default hereunder because of the Imposition if (1) Solectron diligently prosecutes such contest to completion in a manner reasonably satisfactory to BNPLC, and (2) Solectron promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, promptly after such judgment becomes final; provided, however, in any event each such contest shall be concluded and the contested Impositions must be paid by Solectron prior to the earlier of (i) the date that any criminal action is overtly threatened or instituted against BNPLC or its directors, officers or employees because of the nonpayment thereof or (ii) the date any writ or order is issued under which any property owned or leased by BNPLC (including the Property) may be seized or sold or any other action is taken or overtly threatened against BNPLC or against any property owned or leased by BNPLC because of the nonpayment thereof, or (iii) any Designated Sale Date upon which, for any reason, Solectron or an Affiliate of Solectron or any Applicable Purchaser shall not purchase BNPLC's interest in the Property pursuant to the Purchase Agreement for a net price to BNPLC (when taken together with any additional payments made by Solectron pursuant to Paragraph 1(a)(ii) of the Purchase Agreement, in the case of a purchase by an Applicable Purchaser) equal to Stipulated Loss Value.

            (c) Increased Costs; Capital Adequacy Charges.

            (i) If, after the Effective Date, there shall be any increase in the cost to BNPLC's Parent or any other Participant agreeing to make or making, funding or maintaining advances to BNPLC in connection with the Property because of any Banking Rules Change, then Solectron shall from time to time, pay to BNPLC for the account of BNPLC's Parent or such other Participant, as the case may be, additional amounts sufficient to compensate BNPLC's Parent or the Participant for such increased cost. A certificate as to the amount of such increased cost, submitted to BNPLC and Solectron by BNPLC's Parent or the other Participant, shall be conclusive and binding upon Solectron, absent clear and demonstrable error.

            (ii) BNPLC's Parent or any other Participant may demand additional payments ("CAPITAL ADEQUACY CHARGES") if BNPLC's Parent or the other Participant determines that any Banking Rules Change affects the amount of capital to be maintained by it and that the amount of such capital is increased by or based upon the existence of advances made or to be made to BNPLC to permit BNPLC to maintain BNPLC's investment in the Property or to make Construction Advances. To the extent that BNPLC's Parent or another Participant demands Capital Adequacy Charges as compensation for the additional capital requirements reasonably allocable to such investment or advances, Solectron shall pay to BNPLC for the account of BNPLC's Parent or the other Participant, as the case may be, the amount so demanded.

            (iii) Any amount to be paid by Solectron under this subparagraph 5.(c) shall be due within ten days after a demand for such payment is made upon Solectron.

            (d) Solectron's Payment of Other Losses; General Indemnification.

            (i) Except for costs paid by BNPLC with the proceeds of the Initial Funding Advance as part of the Transaction Expenses, all Losses (including Environmental Losses) asserted against or incurred or suffered by BNPLC or other Interested Parties at any time and from time to time by reason of, in connection with or arising out of (A) their ownership or alleged ownership of any interest in the Property or the Rents, (B) the use and operation of the Property, (C) the negotiation or administration of this Lease, the Closing Certificate, or the Purchase Agreement, (D) the making of Funding Advances, (E) any Construction Project, (F) the breach by Solectron of this Lease or any other document executed by Solectron in connection herewith, (G) any failure of the Property or Solectron itself to comply with Applicable Laws, (H) Hazardous Substance Activities, including those occurring prior to the Effective Date, or (I) any bodily or personal injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever, shall be paid by Solectron, and Solectron shall indemnify and defend BNPLC and other Interested Parties from and against all such Losses. (However, the indemnity in the preceding sentence shall not be construed to make Solectron liable to both BNPLC and any Participant or other party claiming through BNPLC for the same costs, expenses or damages, nor for any allocation of general overhead or internal administrative expenses of BNPLC, BNPLC's Parent or any other Interested Party except to the extent allowed by subparagraph 5.(c)(i) because of a Banking Rules Change after the date of this Lease.)

            (ii) SUBJECT ONLY TO SUBPARAGRAPH 5.(d)(vi), THE INDEMNITIES AND RELEASES PROVIDED HEREIN FOR THE BENEFIT OF BNPLC AND OTHER INTERESTED PARTIES, INCLUDING THE INDEMNITY SET FORTH IN THE PRECEDING SUBPARAGRAPH 5.(D)(I), SHALL APPLY EVEN IF AND WHEN THE SUBJECT MATTERS OF THE INDEMNITIES AND RELEASES ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OR STRICT LIABILITY OF BNPLC OR ANOTHER INTERESTED PARTY.

            (iii) Costs and expenses for which Solectron shall be responsible pursuant to this subparagraph 5.(d) will include appraisal fees, filing and recording fees, inspection fees, survey fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, Uniform Commercial Code search fees, escrow fees and Attorneys' Fees incurred by BNPLC with respect to the Property, whether such costs and expenses are incurred at the time of execution of this Lease or at any time during the Term. Such costs and expenses will also include Attorneys' Fees or other costs incurred to evaluate lien releases and other information submitted by Solectron with requests for Construction Advances.

            (iv) Subject to the limitations set forth in subparagraph 5.(d)(vi), Solectron's obligations under this subparagraph 5.(d) shall survive the termination or expiration of this Lease. Any amount to be paid by Solectron under this subparagraph 5.(d) shall be due within ten days after a demand for such payment is made upon Solectron.

            (v) If an Interested Party notifies Solectron of any claim or proceeding included in, or any investigation or allegation concerning, Losses for which Solectron is responsible pursuant to this subparagraph 5.(d), Solectron shall assume on behalf of the Interested Party and conduct with due diligence and in good faith the investigation and defense thereof and the response thereto with counsel selected by Solectron, but reasonably satisfactory to the Interested Party; provided, that the Interested Party shall have the right to be represented by advisory counsel of its own selection and at its own expense; and provided further, that if any such claim, proceeding, investigation or allegation involves both Solectron and the Interested Party and the Interested Party shall have been advised in writing by counsel that there may be legal defenses available to it which are inconsistent with those available to Solectron, then the Interested Party shall have the right to select separate counsel to participate in the investigation and defense of and response to such claim, proceeding, investigation or allegation on its own behalf, and Solectron shall pay or reimburse the Interested Party for all Attorney's Fees incurred by the Interested Party because of the selection of such separate counsel. If Solectron fails to assume promptly (and in any event within fifteen days after being notified of the applicable claim, proceeding, investigation or allegation) the defense of the Interested Party, then the Interested Party may contest (or settle, with the prior written consent of Solectron, which consent will not be unreasonably withheld) the claim, proceeding, investigation or allegation at Solectron's expense using counsel selected by the Interested Party. Moreover, if any such failure by Solectron continues for thirty days or more after Solectron is notified of any such claim, proceeding, investigation or allegation, the Interested Party may elect not to contest or continue contesting the same and instead settle (or pay in full) all claims related thereto without Solectron's consent and without releasing Solectron from any obligations to the Interested Party under this subparagraph 5.(d) so long as, in the written opinion of reputable counsel to the Interested Party, the settlement (or payment in full) is clearly advisable.

            (vi) Notwithstanding the foregoing, Solectron shall not be required by this subparagraph 5.(d) or by subparagraph 5.(a) to pay:

                 a) costs and expenditures incurred or paid by or on behalf of
            BNPLC after any Landlord's Election to Continue Construction to complete or continue construction as provided in subparagraph 6.(h), to the extent that such costs and expenditures are considered to be Construction Advances pursuant to subparagraph 6.(h);

                 b) Losses incurred or suffered by Participants in connection with their negotiation or execution of the Participation Agreement (or supplements making them parties thereto) or in connection with any due diligence they may undertake before entering into the Participation Agreement;

                 c) Excluded Taxes;

                 d) Losses incurred or suffered by any Interested Party that are proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of that Interested Party; or

                 e) Losses incurred or suffered by any Interested Party after, and not proximately caused by events or circumstances that actually or allegedly occurred or existed on or before, the later of the dates upon which (i) this Lease terminates or expires, or (ii) Solectron surrenders possession of the Property.

        Further, if an Interested Party receives a written notice of Losses that such Interested Party believes are covered by the indemnity in subparagraph 5.(d)(i), then such Interested Party will be expected to promptly furnish a copy of such notice to Solectron. The failure to so provide a copy of the notice to Solectron shall not excuse Solectron from its obligations under subparagraph 5.(d)(i); provided, that if Solectron is unaware of the matters described in the notice and such failure renders unavailable defenses that Solectron might otherwise assert, or precludes actions that Solectron might otherwise take, to minimize its obligations, then Solectron shall be excused from its obligation to indemnify such Interested Party (and any Affiliate of such Interested Party) against the Losses, if any, which would not have been incurred or suffered but for such failure. For example, if BNPLC fails to provide Solectron with a copy of a notice of an obligation covered by the indemnity set out in subparagraph 5.(d)(i) and Solectron is not otherwise already aware of such obligation, and if as a result of such failure BNPLC becomes liable for penalties and interest covered by the indemnity in excess of the penalties and interest that would have accrued if Solectron had been promptly provided with a copy of the notice, then Solectron will be excused from any obligation to BNPLC (or any Affiliate of BNPLC) to pay the excess.

               (e) Withholding Taxes. Notwithstanding anything else to the contrary in this Paragraph 5, but subject to the provisions of this subparagraph 5.(e), to the extent required by law Solectron may deduct United States and Washington withholding taxes imposed as a way of collecting or in lieu of Excluded Taxes on payments of Base Rent, Commitment Fees, Administrative Agency Fees, any interest payable pursuant to subparagraph 4.(g) or any additional compensation claimed by BNPLC pursuant to subparagraph 5.(c)(ii) (collectively, "INCOME PAYMENTS") from Income Payments, without obligation to gross up, indemnify or otherwise increase payments in consequence thereof. Such withholding, without obligation to gross up, indemnify or otherwise increase payments in consequence thereof, will be permitted if, but only if:

            (i) in the case of withholding for Excluded Taxes imposed by the United States of America, the Person entitled to receive Income Payments (whether BNPLC, as the original landlord named herein, or an assignee of the original landlord's rights hereunder, a "PAYEE") is not exempt from withholding by reason of having been organized under the laws of the United States of America or any State thereof, and such Person shall not have provided Solectron with three counterparts of each of the forms prescribed by the Internal Revenue Service (Form 1001 or 4224, or successor forms, as the case may be) claiming for Payee an exemption from federal withholding on all Income Payments;

            (ii) in the case of withholding for Excluded Taxes imposed by the State of Washington, the Payee is not exempt from withholding by reason of having been qualified to do business in Washington or otherwise, and such Person shall not have provided Solectron with three (3) counterparts of the forms (if any) prescribed by the Washington taxing authorities claiming for Payee an exemption from Washington withholding on all Income Payments;

            (iii) at least thirty days prior to any withholding from or reduction of Income Payments, Solectron shall have notified the Payee that Solectron believes the withholding is required and permitted by this subparagraph; and

            (iv) the withholding taxes on the Income Payments would have been assessed even if the applicable taxing authorities had characterized the transactions evidenced by this Lease and the Purchase Agreement as a financing arrangement.

Any Payee exempt from withholding for Excluded Taxes imposed by the United States of America by reason of having been organized under the laws of the United States of America or any State thereof shall provide to Solectron statements conforming to the requirements of Treasury Regulation 1.1441-5(b) or any successor thereto (which statements may be made on a Form W-9). If Solectron shall ever be required to pay Excluded Taxes that BNPLC has failed to pay when due because of Solectron's failure to withhold from payments made under this Lease, BNPLC shall reimburse Solectron for such Excluded Taxes and for any penalties or interest thereon charged to Solectron. Nothing in this subparagraph 5.(e) shall excuse Solectron from its obligation under subparagraph 5.(c)(i) to compensate BNPLC for increased costs attributable to any change in law relating to withholding taxes after the Effective Date.

        6. CONSTRUCTION.

           (a) Advances; Outstanding Construction Allowance. Subject to the conditions set forth below, BNPLC shall make advances ("CONSTRUCTION ADVANCES") on Advance Dates from time to time as requested by Solectron to pay or reimburse Solectron for Commitment Fees and costs of the initial Construction Project not already paid or reimbursed from the Initial Funding Advance. Costs for which Solectron may request Construction Advances pursuant to this subparagraph will include not only hard costs incurred to construct the Improvements described in Exhibit C, but also the following costs to the extent reasonably incurred in connection with the initial Construction Project:

           - soft costs, such as architectural fees, consulting fees, Attorneys' Fees, design costs, fees and costs paid in connection with obtaining project permits and approvals required by governmental authorities or the Development Documents (including application and processing fees), and the Commitment Fees to the extent that Solectron from time to time requests payment of the Commitment Fees in any written request for any Construction Advance,

           -    environmental investigation, protection and remediation costs,

           -    site preparation costs, and

           - costs of offsite and other public improvements required as conditions of governmental approvals for the initial Construction Project.

As used herein, references to the "OUTSTANDING CONSTRUCTION ALLOWANCE" mean the amount on the date in question (but not less than zero) equal to: (A) the total Construction Advances made hereunder by or on behalf of BNPLC on or prior to the date in question, plus (B) all Carrying Costs added hereunder on or prior to the date in question, less (C) any funds received and applied as Qualified Payments on or prior to the date in question; provided, that BNPLC will not be under any obligation to readvance any portion of the Construction Allowance repaid by Qualified Payments. Charges ("CARRYING COSTS") shall accrue as described below for each Construction Period and will be added to (and thereafter be included in) the Outstanding Construction Allowance on the last day of such Construction Period (i.e., generally on the Advance Date upon which such Construction Period ends). Notwithstanding the foregoing, if for any reason Stipulated Loss Value (and thus the Outstanding Construction Allowance included as a component thereof) must be determined as of any date between Advance Dates, the Outstanding Construction Allowance determined on such date shall include not only Carrying Costs added on or before the immediately preceding Advance Date computed as described below, but also Carrying Costs accruing on and after such preceding Advance Date to but not including the date in question.

           (b) Calculation of Carrying Costs. Carrying Costs shall accrue for each Construction Period and shall equal:

           - Stipulated Loss Value on the first day of such Construction Period, times

           - the sum of (a) the Effective Rate with respect to such Construction Period, plus (b) the Spread for such Construction Period, times

           - the number of days in the period from and including the preceding Advance Date to but not including the Advance Date upon which the period ends, divided by

           -    three hundred sixty.

           Assume, only for the purpose of illustration: that on the first day of such Construction Period Stipulated Loss Value is $15,000,000; that the Effective Rate for the Construction Period is 6%; that the Spread for such Construction Period is thirty-two and one-half basis points (32.5/100 of 1%); and that such Construction Period contains exactly thirty days. Under such assumptions, the Carrying Costs for the hypothetical Construction Period will equal:

                $15,000,000 x (6% + .325%) x 30/360 = $79,062.50

           (c) Limits on the Amount of Carrying Costs. Notwithstanding the foregoing, however, Solectron agrees that Carrying Costs added to the Outstanding Construction Allowance on the Base Rent

Commencement Date shall not exceed the amount that can be added without causing the Funded Construction Allowance to exceed the Maximum Construction Allowance. The limits set forth in the preceding sentence are imposed because the Construction Allowance available under this Lease is limited (prior to any Landlord's Election to Continue Construction) to the Maximum Construction Allowance.

           (d) Construction Projects.

               (i) Preconstruction Approvals by BNPLC. Prior to the execution of this Lease, Solectron submitted and obtained BNPLC's approval of descriptions of the initial Construction Project that Solectron expects to construct with the Construction Allowance. Solectron shall submit and obtain BNPLC's written approval of plans or renderings for any subsequent Construction Project prior to commencement of the subsequent Construction Project. Absent any prior Landlord's Election to Continue Construction or the occurrence and continuation of an Event of Default, BNPLC may disapprove of such plans or renderings only if BNPLC believes in good faith that the Construction Project proposed by Solectron will
        (1) fail to satisfy the requirements set forth in subparagraph 6.(d)(vi), (2) change the general character of the Property from that needed to accommodate the uses permitted by subparagraph 3.(a) or (3) cause Solectron or the Property to violate some other express provision of this Lease; but no approval given by BNPLC in connection with any Construction Project, prior to or after the Effective Date, shall constitute a waiver of subparagraph 6.(d)(vi) or of any other provision of this Lease. Any items hereafter submitted by Solectron to satisfy this subparagraph shall be sufficiently detailed to allow BNPLC to make a reasonable determination of whether the applicable Construction Project will satisfy subparagraph 6.(d)(vi), but need not include all detailed construction specifications and drawings of the work to be included in the Construction Project. All Construction Projects commenced by Solectron, including the initial Construction Project (which is described in Exhibit C), and all construction contracts and other agreements executed or adopted by Solectron in connection therewith, must be not materially inconsistent with the plans or other items heretofore or hereafter submitted to and approved by BNPLC as described above in this subparagraph, except to the extent otherwise provided by any Scope Changes approved by BNPLC as described below and except as otherwise provided in subparagraph 6.(h) if BNPLC should make a Landlord's Election to Continue Construction.

               (ii) Scope Changes. Before making a Scope Change to any Construction Project, Solectron shall provide to BNPLC a reasonably detailed written description of the Scope Change, a revised construction budget and a copy of any changes to the drawings, plans and specifications for the Improvements required in connection therewith, all of which must be approved in writing by BNPLC (or by any construction representative appointed by BNPLC from time to time) before the Scope Change is implemented. BNPLC may disapprove of any Scope Change to any Construction Project if (and, in the case of a Construction Project other than the initial Construction Project, only
        if) (A) any Event of Default has occurred and is continuing, (B) any prior Landlord's Election to Continue Construction has occurred, or (C) BNPLC believes in good faith that the Construction Project proposed by Solectron, as modified by the Scope Change, will (1) fail to satisfy the requirements set forth in subparagraph 6.(d)(vi), (2) change the general character of the Property from that needed to accommodate the uses permitted by subparagraph 3.(a) or (3) cause Solectron or the Property to violate some other express provision of this Lease; but in any event BNPLC's approval shall not constitute a waiver of subparagraph 6.(d)(vi) or of any other provision of this Lease.

               (iii) Failure by BNPLC to Respond to a Request for Approval. If Solectron submits any request for BNPLC's approval of a Construction Project or a Scope Change pursuant to the preceding subparagraphs after the completion of the initial Construction Project and more than twenty-four months before the scheduled end of the Term, yet BNPLC fails to respond to such request within twenty days after BNPLC's receipt of the request, then Solectron may proceed as if BNPLC had approved the applicable Construction Project or Scope Change; provided, however:

                    a) Solectron may not proceed if any Event of Default has
               occurred and is continuing or any prior Landlord's Election to Continue Construction has occurred.

                    b) Solectron must notify BNPLC that Solectron will proceed with the Construction Project or Scope Change, notwithstanding BNPLC's failure to respond, and in the notice Solectron must certify that in Solectron's good faith judgement BNPLC cannot, in accordance with the criteria specified in subparagraph 6.(d)(i) or subparagraph 6.(d)(ii), as the case may be, decline to give its approval.

                    c) If Solectron does proceed without BNPLC's express
               approval, BNPLC may at any time within six months prior to the scheduled end of the Term obtain an appraisal of the Property in form and scope reasonably satisfactory to BNPLC from an independent MAI Certified General Real Estate Appraiser satisfactory to BNPLC, and if the appraisal indicates that the Construction Project for which Solectron requested the approval did not (or when completed will not) satisfy the requirements of subparagraph 6.(d)(vi), then Solectron must upon demand pay to BNPLC as a Qualified Payment any amount needed to reduce the sum of (A) Stipulated Loss Value, plus (B) Carrying Costs (if any) projected by BNPLC to accrue prior to completion of the applicable Construction Project, to no more than one hundred sixty-seven percent (167%) of the market value of the Property indicated by such appraisal.

               (iv) Responsibility for Construction. Subject to BNPLC's rights under subparagraph 6.(h), Solectron shall have sole responsibility for contracting for and administering all Construction Projects, it being understood that although title to all Improvements will pass directly to BNPLC (as more particularly provided in Paragraph 8), BNPLC's obligation with respect to Construction Projects shall be limited to the making of advances under and subject to the conditions set forth in this Paragraph
        6. No contractor or other third party shall be entitled to require BNPLC to make advances as a third party beneficiary of this Lease or otherwise.

               (v) Construction Warranty by Solectron. Notwithstanding delays beyond Solectron's control, and even if the Construction Allowance is not sufficient to pay for completion of the initial Construction Project, Solectron warrants that on the Designated Sale Date it shall have (1) caused the initial Construction Project and any subsequent Construction Projects which are commenced prior to such date to have been completed in a good and workmanlike manner, substantially in accordance with Applicable Laws, and otherwise in compliance with (x) the provisions of this Lease, (y) the material provisions of the Permitted Encumbrances and (z) the material provisions of the Development Documents, and (2) obtained with respect to then existing Improvements any final certificates of occupancy required for the use and occupancy thereof. (The warranty set forth in the preceding sentence is hereinafter called the "CONSTRUCTION Warranty", and any payments required from Solectron to BNPLC as compensation for the diminution in value to BNPLC's interest in the Property caused solely by reason of Solectron's failure to perform the Construction Warranty are hereinafter called "CONSTRUCTION WARRANTY PAYMENTS".) However, without limiting Solectron's other obligations under this Lease, the Purchase Agreement or the Closing Certificate (including, for example, obligations to pay Base Rent or reimburse BNPLC for

        Impositions), Solectron's aggregate liability for any Construction Warranty Payments that become due because of Solectron's failure to complete the initial Construction Project shall be limited to:

                    (a) 100% less the Residual Risk Percentage, times

                    (b) the total of all Construction Advances and Carrying
               Costs and any other costs or expenditures not considered Construction Advances that may have been incurred by or on behalf of BNPLC to continue or complete construction of the initial Construction Project after a Landlord's Election to Continue Construction as contemplated in subparagraph 6.(h), computed as of the earlier of the date upon which the initial Construction Project is finally complete or the date upon which BNPLC obtains a judgment for such Construction Warranty Payments.

        Further, in no event will any Construction Warranty Payments required by this Lease, when added to the payments received by BNPLC under the Purchase Agreement (exclusive of any interest accruing after the Designated Sale Date on past due payments under the Purchase Agreement), exceed the payments to which BNPLC is entitled on the Designated Sale Date according to the Purchase Agreement.

               (vi) Value Added. Each Construction Project undertaken and administered by Solectron (in contrast to the initial Construction Project if the construction thereof is continued by BNPLC as provided in subparagraph 6.(h) after a Landlord's Election to Continue Construction), upon completion and taken as a whole, must enhance the value of the Property such that the market value of BNPLC's interest in the Property shall be no less than sixty percent (60%) of Stipulated Loss Value when the Construction Project is complete.

               (vii) Estoppel Letters Required. Within thirty days after any written request by BNPLC, Solectron shall, with respect to each material general construction contract for the initial Construction Project and any material subsequent Construction Projects, cause the contractor thereunder to execute and deliver to BNPLC an estoppel letter substantially in the form of Exhibit D attached hereto. Within thirty days after any written request by BNPLC, Solectron shall also cause the architect and engineer under any material architectural or engineering contract for the initial Construction Project and any material subsequent Construction Project to execute and deliver to BNPLC an estoppel letter substantially in the form of Exhibit E attached hereto.

               (viii) Advances Not a Waiver. No funding of Construction Advances and no failure of BNPLC to object to any Construction Project proposed or constructed by Solectron shall constitute a waiver by BNPLC of the requirements contained in this subparagraph 6.(d).

               (e) Conditions to Solectron's Right to Receive Construction Advances. BNPLC's obligation to provide Construction Advances to Solectron from time to time under this Paragraph 6 shall be subject to the following terms and conditions, all of which terms and conditions are intended for the sole benefit of BNPLC, and none of which terms and conditions shall limit in any way the right of BNPLC to treat costs or expenditures incurred or paid by or on behalf of it as Construction Advances pursuant to subparagraph 6.(h):

               (i) Prior Notice. Solectron must make a request in substantially the form attached to this Lease as Exhibit F for any Construction Advance at least five Business Days prior to the Advance Date upon which the advance is to be paid. BNPLC shall consider in good faith any changes to the Construction Advance request forms attached hereto that Solectron may reasonably request for a particular Construction

        Project, provided the requested changes do not impair BNPLC's rights or create or increase any liability BNPLC may have in connection with the applicable Construction Project.

               (ii) Amount of the Advances.

                    a) Limit Dependent Upon the Maximum Construction Allowance.
               Solectron shall not be entitled to require any Construction Advance that would cause the Funded Construction Allowance to exceed the Maximum Construction Allowance.

                    b) Limit Dependent Upon Costs Previously Incurred by
               Solectron. Solectron shall not be entitled to require any Construction Advance in excess of (1) the actual costs and expenses previously incurred or paid by Solectron (in addition to expenses already included in Transaction Expenses) for the preparation, negotiation and execution of this Lease, the Closing Certificate, and the Purchase Agreement, for Commitment Fees and for the initial Construction Project (including soft costs and other costs listed in subparagraph 6.(a)), less (2) the sum of all prior Construction Advances made under this Paragraph 6 to Solectron as reimbursement for such costs and expenses.

                    c) Limit Dependent Upon Projected Costs Yet to be Incurred.
               Solectron shall not be entitled to require any Construction Advance that would cause the cost of completing the initial Construction Project, as reasonably estimated by BNPLC in good faith, to exceed the difference computed by subtracting (1) the Carrying Costs then projected by BNPLC to be added to the Construction Allowance, from (2) the excess, if any, of the Maximum Construction Allowance over the Funded Construction Allowance.

                    d) Minimum Amount Imposed for Administrative Convenience.
               Solectron shall not request any Construction Advance (other than the final Construction Advance) for an amount less than $500,000.

               (iii) Insurance. Solectron shall have obtained and provided certificates (or, in the case of clause a) below, title policies or binders) reasonably satisfactory to BNPLC evidencing insurance covering the Property as follows (in addition to the liability insurance required under subparagraph 10.(a)):

                     a) Title Insurance. An owner's title insurance policy (or
               binder committing the applicable title insurer to issue an owner's title insurance policy, without the payment of further premiums) in the amount of no less than $21,000,000, in form and substance reasonably satisfactory to BNPLC, written by one or more title insurance companies reasonably satisfactory to BNPLC and insuring BNPLC's fee interest in the Land and Improvements to be constructed on the Land; and

                     b) Builder's Risk Insurance. Builder's Completed Value Risk
               and such other hazard insurance as is reasonably required to protect BNPLC's and Solectron's interests in the Improvements under construction against risks of physical loss, such insurance to be maintained by Solectron at all times until completion of the initial Construction Project or any subsequent Construction Projects in accordance with the standards and requirements for such insurance that Solectron would observe with respect to the construction of any substantial improvements on land owned by it or its Affiliates.

               (iv) Progress of Construction. Each Construction Project which has commenced but not yet been completed shall be progressing in a good and workmanlike manner and substantially in accordance with Applicable Laws, with Permitted Encumbrances, with Development Documents and with the requirements of this Lease, and Solectron shall have corrected or be diligently pursuing the correction of any significant defect in the construction thereof of which Solectron has received notice.

               (v) Evidence of Costs and Expenses to be Reimbursed. To the extent contemplated by the Construction Advance request forms attached as Exhibit F, or otherwise reasonably required by BNPLC at the time a Construction Advance is to be made, Solectron shall have submitted invoices, requests for payment from contractors and other evidence that the costs and expenses for which Solectron requests reimbursement constitute actual costs and expenses incurred by Solectron for a Construction Project.

               (vi) No Sale of BNPLC's Interest. No sale of BNPLC's interest in the Property shall have occurred pursuant to the Purchase Agreement.

               (vii) No Landlord's Election to Continue Construction or Event of Default. No prior Landlord's Election to Continue Construction shall have occurred, and no Event of Default shall have occurred and be continuing.

               (viii) Certificate of No Default and Other Matters. Solectron shall have provided to BNPLC, with the notice requesting the Construction Advance described in clause (i) above, a current certificate of an officer of Solectron in the form included in Exhibit F and shall have provided a copy of such certificate to the Participants. Without limiting the foregoing, BNPLC may decline to advance any amount when Solectron is unable to truthfully certify, as contemplated in Exhibit F, that no liens are being asserted against any part of or interest in the Property that in the aggregate secure or allegedly secure more than $5,000,000 of claims by Potential Lien Claimants, regardless of whether any such liens have caused an Event of Default to occur hereunder or are being contested by Solectron as permitted by subparagraph 12.(c). (As used in this subparagraph a lien will be considered as "being asserted" if a claim of lien relating thereto shall have been recorded and not discharged by payment or settlement.)

               (ix) Funding by Participants. None of the Participants or their successors under the Participation Agreement shall have failed to advance to BNPLC their pro rata shares of the Construction Advance being requested. However, any such failure shall excuse BNPLC's obligation to provide the Construction Advance requested only to the extent of the funds that the applicable Participant or Participants should have advanced (but did not advance) to BNPLC, and in the event of any such failure:

                    a) BNPLC will immediately notify Solectron if any
               Participant refuses or fails to advance its pro rata share of any Construction Advance, but BNPLC will not in any event be liable to Solectron for BNPLC's failure to do so.

                    b) BNPLC will, to the extent possible, postpone reductions of Construction Advances because of the failure by any one or more Participants ("NONFUNDING PARTICIPANTS") to make required advances under the Participation Agreement (a "PARTICIPANT DEFAULT") by adjusting (and readjusting from time to time, as required) the funding "Percentages" of other Participants, and by requesting the other Participants to make advances to BNPLC on the basis of such adjusted Percentages, in each case as provided in the Participation Agreement; however, so long as a Participant Default continues, no Construction Advance shall be required that would cause the

               Outstanding Construction Allowance to exceed (1) the Maximum Construction Allowance available under this Lease, less (2) all amounts that should have been, but because of a continuing Participant Default have not been, advanced by any one or more of the Participants to BNPLC under the Participation Agreement with respect to Construction Advances.

                    c) Further, after a Participant Default, and so long as no
               Event of Default has occurred and is continuing, BNPLC shall do the following as reasonably requested by Solectron, provided that nothing in this provision shall require BNPLC to take any action that would violate Applicable Laws, that would constitute a breach of BNPLC's obligations under the Participation Agreement, or that would require BNPLC to waive any rights or remedies it has under this Lease, the Purchase Agreement, the Closing Certificate, the Guaranty or BNPLC's other agreements with Solectron or Guarantor concerning the Property:

                       (1) BNPLC shall promptly make a written demand upon the
                    Nonfunding Participants for the cure of the Participant Default.

                       (2) BNPLC shall, to the extent BNPLC has the right to do
                    so under the Participation Agreement, decline to allow the Nonfunding Participants to exercise voting, consent or notification rights under the Participation Agreement.

                       (3) BNPLC shall not unreasonably withhold its approval
                    for the substitution of any new participant proposed by Solectron for Nonfunding Participants, if (A) the proposed substitution does not require BNPLC to waive rights against the Nonfunding Participants, (B) the new participant will agree (by executing supplement to the Participation Agreement as provided in the Participation Agreement) to provide funds to replace the payments that would otherwise be required of the Nonfunding Participants with respect to future Construction Advances, (C) the new participant (or Solectron) provides the funds (if any) needed to terminate the Nonfunding Participants' rights to receive payments of "Net Cash Flow" (as defined in the Participation Agreement) that BNPLC will be required to pay the new participant under the terms of the substitution reasonably proposed by Solectron, (D) the new participant (or Solectron) provides and agrees in writing to provide funds needed to reimburse BNPLC for any and all Losses incurred by BNPLC in connection with or because of the substitution of the new participant for the Nonfunding Participants, including any cost of defending and paying any claim asserted by Nonfunding Participants because of the substitution (but not including any liability of BNPLC to the Nonfunding Participants for damages caused by BNPLC's bad faith or gross negligence in the performance of BNPLC's obligations to the Nonfunding Participants), (E) the obligations of BNPLC to the new participant per dollar of the new participant's "investment" (it being understood that such investment will be computed in a manner consistent with the examples set forth in Exhibit A of the Participation Agreement, but net of reimbursements to BNPLC under clause (D) preceding) shall not exceed the obligations per dollar of investment by the Nonfunding Participants that BNPLC would have had to the Nonfunding Participants if there had been no Participant Default, and (F) the new participant shall be a reputable financial institution having a net worth of no less than seven and one half percent (7.5%) of total assets and total assets of no less than $10,000,000,000.00 (all according to then recent audited financial statements).

               (f) Breakage Costs for Construction Advances Requested But Not Taken. If Solectron requests but thereafter declines to accept any Construction Advance, or if Solectron requests a Construction Advance that it is not permitted to take because of its failure to satisfy any of the conditions specified in subparagraph 6.(e), Solectron shall pay upon demand any resulting Breakage Costs. However, for purposes of this subparagraph, a request for a Construction Advance by Solectron will be considered as if it had never been made if BNPLC and each Participant actually receives written notice from Solectron, no later than four Business Days prior to the Advance Date upon which the requested advance is to be made, stating that Solectron unconditionally rescinds the request.

               (g) Completion Notice. Solectron shall provide a notice (a "COMPLETION NOTICE") to BNPLC promptly after construction of the initial Construction Project is substantially complete, advising BNPLC of the substantial completion.

               (h) Landlord's Election to Continue Construction. Without limiting BNPLC's other rights and remedies under this Lease, and without terminating this Lease or Solectron's obligations hereunder or under any of the other documents referenced herein, if any Event of Default occurs before Solectron completes the initial Construction Project, BNPLC shall be entitled (but not obligated) to take whatever action it deems necessary or appropriate by the use of legal proceedings or otherwise to continue or complete the construction of the initial Construction Project in a manner substantially consistent (to the extent practicable under Applicable Laws) with the general description of the initial Construction Project set forth in Exhibit C and the permitted use of the Property set forth in subparagraph 3.(a). (As used herein, "LANDLORD'S ELECTION TO CONTINUE CONSTRUCTION" means any election by BNPLC to continue or complete the construction of the initial Construction Project pursuant to the preceding sentence.) After giving Solectron no less than ninety days notice that BNPLC is considering a Landlord's Election to Continue Construction (which notice must reference this subparagraph 6.(h) and state that it is given pursuant to this subparagraph), BNPLC may do any one or more of the following pursuant to this subparagraph without further notice and regardless of whether any Event of Default is then continuing:

               (i) Take Control of the Property. BNPLC may cause Solectron and any contractors or other parties on the Property to vacate the Property until the initial Construction Project is complete or BNPLC elects to no longer continue work on the initial Construction Project.

               (ii) Continuation of Construction. BNPLC may perform or cause to be performed any work to complete or continue the construction of the initial Construction Project. In this regard, so long as work ordered or undertaken by BNPLC is substantially consistent (to the extent practicable under Applicable Laws) with the general description of the initial Construction Project set forth in Exhibit C and the permitted use of the Property set forth in subparagraph 3.(a), BNPLC shall have complete discretion to:

                    a) proceed with construction according to such plans and
               specifications as BNPLC may from time to time approve;

                    b) establish and extend construction deadlines as BNPLC from time to time deems appropriate;

                    c) hire, fire and replace architects, engineers,
               contractors, construction managers and other consultants as BNPLC from time to time deems appropriate, without obligation to use, consider or compensate architects, engineers, contractors, construction managers or other consultants previously selected or engaged by Solectron;

                    d) determine the compensation that any architect, engineer, contractor, construction manager or other consultant engaged by BNPLC will be paid, and the terms and conditions that will govern the payment of such compensation (including whether payment will be due in advance, over the course of construction or on some other basis and including whether contracts will be let on a fixed price basis, a cost plus a fee basis or some other basis), as BNPLC from time to time deems appropriate;

                    e) pay, settle or compromise existing or future bills and
               claims which are or may be liens against the Property or as BNPLC considers necessary or desirable for the completion of the initial Construction Project or the removal of any clouds on title to the Property;

                    f) prosecute and defend all actions or proceedings in
               connection with the construction of the initial Construction Project;

                    g) select and change interior and exterior finishes for the
               Improvements and landscaping as BNPLC from time to time deems appropriate; and

                    h) generally do anything that Solectron itself might have
               done or asked BNPLC to do pursuant to subparagraphs 7.(a) or 7.(b) if Solectron had satisfied or obtained BNPLC's waiver of the conditions specified therein.

               (iii) Arrange for Turnkey Construction. Without limiting the generality of the foregoing, BNPLC may engage any contractor or real estate developer BNPLC believes to be reputable to take over and complete construction of the initial Construction Project on a "turnkey" basis.

               (iv) Suspension or Termination of Construction. Notwithstanding any Landlord's Election to Continue Construction, BNPLC may subsequently elect at any time to suspend or terminate further construction without obligation to Solectron.

For purposes of this Lease and the Purchase Agreement (including the determination of the Outstanding Construction Allowance and other amounts dependent upon the Outstanding Construction Allowance, like Stipulated Loss Value and the Break Even Price), after any Landlord's Election to Continue Construction and the expiration of the ninety-day notice period described above in this subparagraph 6.(h), all costs and expenditures incurred or paid by or on behalf of BNPLC to complete or continue construction as provided in this subparagraph shall be considered Construction Advances, regardless of whether they cause the Outstanding Construction Allowance to exceed the Maximum Construction Allowance. Further, as used in the preceding sentence, "costs incurred" by BNPLC will include costs that BNPLC has become obligated to pay to any third party that is not an Affiliate of BNPLC (including any contractor), even if the payments for which BNPLC has become so obligated will constitute prepayments for work or services to be rendered after payment and notwithstanding that BNPLC's obligations for the payments may be conditioned upon matters beyond BNPLC's control. For example, even if a construction contract between BNPLC and a contractor excused BNPLC from making further progress payments to the contractor upon Solectron's breach of the Purchase Agreement, the obligation to make a progress payment would nonetheless be "incurred" by BNPLC, for purposes of determining whether BNPLC has incurred costs considered to be Construction Advances, when BNPLC's obligation to pay it became subject only to Solectron's compliance with the Purchase Agreement or other conditions beyond BNPLC's control. If and to the extent BNPLC does incur costs considered as Construction Advances under this subparagraph, but (1) BNPLC does not actually pay the costs and after incurring them BNPLC is fully and finally excused from the obligation to pay them for any reason other than a breach by Solectron of this Lease, the Closing Certificate or the Purchase Agreement, or (2) BNPLC receives a refund of such costs, then the costs BNPLC is excused from paying or refunded to BNPLC shall be considered Qualified Payments

BNPLC's rights under this subparagraph 6.(h) shall be deemed to be powers coupled with an interest which cannot be revoked.

        7. OTHER OBLIGATIONS OF AND LIMITED REPRESENTATIONS BY BNPLC.

           (a) Cooperation of BNPLC to Facilitate Construction and Development. During the Term BNPLC shall take any action reasonably requested by Solectron to facilitate the construction or use of the Property permitted by this Lease; provided, however, that:

               (i) This subparagraph 7.(a) shall not impose upon BNPLC the obligation to take any action that can be taken by Solectron, Solectron's Affiliates or anyone else other than BNPLC as the owner of the Land, the Improvements or any other interests in the Property.

               (ii) BNPLC shall not be required by this subparagraph 7.(a) to make any payment to another Person unless BNPLC shall first have received funds from Solectron, in excess of any other amounts due from Solectron hereunder, sufficient to make the payment. (This clause (ii) will not be construed as limiting the right of Solectron to obtain additional Construction Advances, on and subject to the terms and conditions set forth in Paragraph 6, for payments Solectron itself may pay or incur an obligation to pay to another Person.)

               (iii) BNPLC shall have no obligations whatsoever under this subparagraph at any time after a Landlord's Election to Continue Construction or when an Event of Default shall have occurred and be continuing.

               (iv) Solectron must request any action to be taken by BNPLC pursuant to this subparagraph, and such request must be specific and in writing, if required by BNPLC at the time the request is made. A suggested form for such a request is attached as Exhibit G.

               (v) No action may be required of BNPLC pursuant to this subparagraph 7.(a) that could constitute a violation of any Applicable Laws or compromise or constitute a waiver of BNPLC's rights under other provisions of this Lease, the Closing Certificate or the Purchase Agreement or that for any other reason is reasonably objectionable to BNPLC.

        The actions BNPLC shall take pursuant to this subparagraph 7.(a) if reasonably requested by Solectron will include, subject to the conditions listed in the proviso above, joining in or consenting to any (I) grant of easements, licenses, rights of way, and other rights in the nature of easements encumbering the Real Property, (II) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the Real Property or any portion thereof, (III) dedication or transfer of portions of the Land not improved with a building, for road, highway or other public purposes, (IV) agreements (other than with Solectron or its Affiliates) for the use and maintenance of common areas, for reciprocal rights of parking, for ingress and egress and for amendments to any Permitted Encumbrances or Development Documents (including amendments to the Development Documents that Solectron may reasonably request to facilitate construction or development on land owned by it or its Affiliates other than the Land), (V) instruments necessary or desirable for the exercise or enforcement of rights under the Permitted Encumbrances, the Development Documents or any contract, permit, license, franchise or other right included within the term "Property", (VI) permit applications or other documents reasonably required to accommodate the construction or alteration of Improvements otherwise permitted by this Lease, (VII) confirmations of Solectron's rights under any particular provisions of this Lease which Solectron may wish to provide to a third party, (IX) execution or filing of a tract or parcel map subdividing the Real Property into lots or parcels or reconfiguring existing parcels, (X) agreements providing development incentives or tax abatements with respect to the Property. However, the determination of whether any such action is reasonably requested or reasonably objectionable to BNPLC may depend in whole or in part upon the extent to which the requested action shall result in a lien to secure payment or performance obligations against BNPLC's interest in the Property, shall cause a decrease in the value of the Property to less than sixty percent (60%) of Stipulated Loss Value after any Qualified Payments that may result from such action are taken into account, or shall impose upon BNPLC any present or future obligations greater than the obligations BNPLC is willing to accept in reliance on the indemnifications provided by Solectron hereunder.

        Upon request by Solectron, BNPLC shall also provide a statement in writing certifying that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications), certifying the dates to which the Base Rent and other amounts payable by Solectron hereunder have been paid, stating whether BNPLC is aware of any default by Solectron that may exist hereunder and confirming BNPLC's agreements concerning landlord's liens and other matters set forth in subparagraph 7.(c); it being intended that any such statement by BNPLC may be relied upon by anyone with whom Solectron may intend to enter into an agreement for construction of the Improvements or other significant agreements concerning the Property.

        Any Losses incurred by BNPLC because of any action taken pursuant to this subparagraph 7.(a) shall be covered by the indemnification set forth in subparagraph 5.(d). Further, for purposes of such indemnification, any action taken by BNPLC will be deemed to have been made at the request of Solectron if made pursuant to any request of counsel to or any officer of Solectron (or with their knowledge, and without their objection) in connection with the execution or administration of this Lease or the Purchase Agreement.

        To avoid construction delays or for other reasonable cause, Solectron may ask BNPLC for an expedited response to any request for action made by Solectron pursuant to this subparagraph 7.(a) by delivering such request with a notice substantially in the form attached hereto as Exhibit H. BNPLC shall endeavor in good faith to respond promptly to any such notice after the receipt of any such notice by an officer of BNPLC.

           (b) Actions Permitted by Solectron Without BNPLC's Consent. No refusal by BNPLC to execute or join in the execution of any agreement, application or other document requested by Solectron pursuant to the preceding subparagraph 7.(a) shall preclude Solectron from itself executing such agreement, application or other document; provided, that in doing so Solectron is not purporting to act for BNPLC and does not thereby create or expand any obligations or restrictions that encumber the Property. Further, subject to the other terms and conditions of this Lease, Solectron shall be entitled to do any of the following in Solectron's own name and to the exclusion of BNPLC during the Term without any notice to or consent of BNPLC so long as no Landlord's Election to Continue Construction has occurred, so long as no Event of Default has occurred and is continuing and so long as Solectron is not purporting to act for BNPLC and does not thereby create or expand any obligations or restrictions that encumber the Property:

               (i) perform obligations arising under and exercise and enforce the rights of Solectron or the owner of the Real Property under the Development Documents and Permitted Encumbrances;

               (ii) perform obligations arising under and exercise and enforce the rights of Solectron or the owner of the Real Property with respect to any other contracts or documents (such as building permits) included within the Personal Property; and

               (iii) recover and retain any monetary damages or other benefit inuring to Solectron or the owner of the Real Property through the enforcement of any rights, contracts or other documents included within the Personal Property (including the Development Documents and Permitted Encumbrances); provided, that to the extent any such monetary damages may become payable as compensation for an adverse impact on value of the Property, the rights of BNPLC and Solectron hereunder with respect to the collection and application of such monetary damages shall be the same as for condemnation proceeds payable because of a taking of all or any part of the Property.

           (c) Waiver of Landlord's Liens. BNPLC waives any security interest, statutory landlord's lien or other interest BNPLC may have in or against computer equipment and other tangible personal property placed on the Land from time to time that Solectron or its Affiliates own or lease from other lessors; provided, however, that BNPLC does not waive its interest in or rights with respect to equipment or other property included within the "Property" as described in Paragraph 8. Although computer equipment or other tangible personal property may be "bolted down" or otherwise firmly affixed to Improvements, it shall not by reason thereof become part of the Improvements if it can be removed without causing structural or other material damage to the Improvements and without rendering HVAC or other major building systems inoperative and if it does not otherwise constitute "Property" as provided in Paragraph 8.

           (d) Limited Representations by BNPLC Concerning Accounting Matters. BNPLC is not expected or required to represent or warrant that this Lease or the Purchase Agreement will qualify for any particular accounting treatment under GAAP. However, to permit Solectron to determine for itself the appropriate accounting for this Lease and the Purchase Agreement, BNPLC does represent to Solectron as of the Effective Date:

               (i) Equity capital invested in BNPLC is greater than three percent (3%) of the aggregate of all lease funding amounts (including participations) of BNPLC. Such equity capital investments constitute equity in legal form and are reflected as shareholders' equity in the financial statements and accounting records of BNPLC.

               (ii) BNPLC is one hundred percent (100%) owned by French American Bank Corporation, which is one hundred percent (100%) owned by BNPLC's Parent.

               (iii) BNPLC leases properties of substantial value to more than fifteen tenants.

               (iv) All parties to whom BNPLC has any material obligations known to BNPLC are (and are expected to be) Affiliates of BNPLC's Parent, Participants, or participants with BNPLC in other leasing deals or loans made by BNPLC, or other tenants or borrowers in such other leasing deals or loans.

               (v) BNPLC has substantial assets in addition to the Property, assets which BNPLC believes to have a value far in excess of the value of the Property.

               (vi) Other than any Funding Advances provided from time to time by Participants under the Participation Agreement, BNPLC expects to obtain all Funding Advances from Banque Nationale de Paris or other Affiliates of BNPLC (including Funding Advances to cover Carrying Costs and other amounts to be capitalized as part of the Outstanding Construction Allowance, and assuming that Solectron uses the Maximum Construction Allowance under this Lease), and to the extent that Banque Nationale de Paris or such other Affiliates themselves borrow or accept bank deposits to obtain the funds needed to provide such Funding Advances, the obligation to repay such funds shall not be limited, by agreement or corporate structure, to payments collected from Solectron or otherwise recovered from the Property.

               (vii) BNPLC has not obtained residual value insurance or a residual value guarantee from any third party to ensure the recovery of its investment in the Property.

               (viii) BNPLC does not intend to take any action during the term of this Lease that would change, or anticipate any change in, any of the facts listed above in this subparagraph.

Solectron shall have the right to ask BNPLC questions from time to time concerning BNPLC's financial condition, concerning matters relevant to the proper accounting treatment of this Lease on Solectron's financial statements and accounting records (including the amount of BNPLC's equity capital as a percentage of the aggregate of all lease funding amounts [including participations] by BNPLC) or concerning BNPLC's ability to perform under this Lease or the Purchase Agreement, to which questions BNPLC shall promptly respond. Such response, however, may be limited to a statement that BNPLC will not provide requested information; provided, however, BNPLC must notify Solectron in writing if at any time during the Term BNPLC ceases to be 100% owned, directly or indirectly, by Banque Nationale de Paris, or if at any time during the Term BNPLC believes it could not represent that the statements in clauses (i), (v) and (vii) above continue to be accurate, whether because of a change in the capital structure of BNPLC, a purchase of residual value insurance with respect to the Property or otherwise.

           (e) Other Limited Representations by BNPLC. BNPLC represents that:

               (i) No Default or Violation. The execution, delivery and performance by BNPLC of this Lease and the Purchase Agreement do not and will not constitute a breach or default under any material contract or agreement to which BNPLC is a party or by which BNPLC is bound and do not, to the knowledge of BNPLC, violate or contravene any law, order, decree, rule or regulation to which BNPLC is subject. (As used in this subparagraph 7.(e), "BNPLC'S KNOWLEDGE" means the present actual knowledge of Lloyd Cox, the current officer of BNPLC having primary responsibility for the negotiation of this Lease.)

               (ii) No Suits. There are no judicial or administrative actions, suits, proceedings or investigations pending or, to BNPLC's knowledge, threatened against BNPLC that are reasonably likely to affect BNPLC's interest in the Property or the validity, enforceability or priority of this Lease or the Purchase Agreement, and BNPLC is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority that could materially and adversely affect the business or assets of BNPLC or its interest in the Property.

               (iii) Enforceability. The execution, delivery and performance of this Lease and the Purchase Agreement by BNPLC are duly authorized, are not in contravention of or conflict with any term or provision of BNPLC's articles of incorporation or bylaws and do not, to BNPLC's knowledge, require the consent or approval of any governmental body or other regulatory authority that has not heretofore been obtained or conflict with any Applicable Laws. This Lease and the Purchase Agreement are valid, binding and legally enforceable obligations of BNPLC except as such enforcement is affected by bankruptcy, insolvency and similar laws affecting the rights of creditors, generally, and equitable principles of general application; provided, BNPLC makes no representation or warranty that conditions imposed by zoning ordinances or other state or local Applicable Laws to the purchase, ownership, lease or operation of the Property have been satisfied.

               (iv) Organization. BNPLC is duly incorporated and legally existing under the laws of Delaware and is duly qualified to do business in the State of Washington. BNPLC has or will obtain on a timely basis, at Solectron's expense to the extent so provided in the other provisions of this Lease, all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation necessary to own and lease the Property and to perform its obligations under this Lease.

               (v) Not a Foreign Person. BNPLC is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Code (i.e., BNPLC is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

               (f) Keeping Proprietary Information Confidential. BNPLC agrees to use reasonable precautions to keep confidential any "proprietary information" (as defined in Paragraph 27) that BNPLC may receive from Solectron or otherwise discover with respect to Solectron or Solectron's business pursuant to this Lease or any investigation by BNPLC hereunder, except for disclosures: (i) specifically and previously authorized in writing by Solectron; (ii) to any permitted assignee of BNPLC as to any interest in the Property so long as the assignee has agreed in writing to use its reasonable efforts to keep such information confidential in accordance with the terms of this subparagraph;
(iii) to legal counsel, accountants, auditors, environmental consultants and other professional advisors to BNPLC so long as BNPLC shall inform such persons in writing (if practicable) of the confidential nature of such information and shall direct them to treat such information confidentially; (iv) to regulatory officials having jurisdiction over BNPLC or BNPLC's Parent (provided that the disclosing party shall request confidential treatment of the disclosed information, if practicable); (v) as required by legal process (provided that the disclosing party shall request confidential treatment of the disclosed information, if practicable); (vi) of information which has previously become publicly available through the actions or inactions of a Person other than BNPLC not, to BNPLC's knowledge, in breach of an obligation of confidentiality to Solectron; and (vii) to any Participant so long as the Participant has not repudiated the confidentiality provision concerning Solectron's proprietary information set forth in the Participation Agreement.

        8. STATUS OF PROPERTY ACQUIRED WITH FUNDS PROVIDED BY BNPLC. Subject in each case to Solectron's rights under the other provisions of this Lease, all Improvements constructed during the term of this Lease shall be owned by BNPLC and shall constitute "Property" covered by this Lease. Further, subject in each case to Solectron's rights under the other provisions of this Lease, all furnishings, furniture, chattels, permits, licenses, franchises, certificates and other personal property of whatever nature shall have been acquired on behalf of BNPLC by Solectron, shall be owned by BNPLC and shall constitute "Property" covered by this Lease, to the extent heretofore or hereafter acquired, in whole or in part, with any portion of the Initial Funding Advance provided to Solectron or with any Construction Advances or other funds for which Solectron has received or hereafter receives reimbursement from the Initial Funding Advance or Construction Advances, as shall all renewals or replacements of or substitutions for any such Property. Solectron shall not authorize or permit the transfer of title to the Improvements or to any other such Property to pass through Solectron or Solectron's Affiliates before it is transferred to BNPLC from contractors, suppliers, vendors or other third Persons. Nothing herein shall constitute authorization of Solectron by BNPLC to bind BNPLC to any construction contract or other agreement with a third Person, but any construction contract or other agreement executed by Solectron for the acquisition or construction of Improvements or other components of the Property may provide for the transfer of title as required by the preceding sentence. Upon request of BNPLC made when any Event of Default has occurred and is continuing, Solectron shall deliver to BNPLC an inventory describing all significant items of Personal Property (and, in the case of tangible personal property, showing the make, model, serial number and location thereof) other than Improvements, with a certification by Solectron that such inventory is true and complete and that all items specified in the inventory are covered by this Lease free and clear of any Lien other than the Permitted Encumbrances or Liens Removable by BNPLC.

        9. ENVIRONMENTAL.

           (a) Environmental Covenants by Solectron. Solectron covenants that:

               (i) Solectron shall not conduct or permit others to conduct Hazardous Substance Activities, except Permitted Hazardous Substance Use and Remedial Work.

               (ii) Solectron shall not discharge or permit the discharge of anything on or from the Property that would require any permit under applicable Environmental Laws, other than (1) storm water runoff, (2) waste water discharges through a publicly owned treatment works, (3) discharges that are a necessary part of any Remedial Work, and (4) other similar discharges consistent with the definition herein of Permitted Hazardous Substance Use, in each case in strict compliance with Environmental Laws.

                      (iii) Following any discovery that Remedial Work is required by Environmental Laws or otherwise reasonably required, and to the extent not inconsistent with the other provisions of this Lease, Solectron shall promptly perform and diligently and continuously pursue such Remedial Work, in each case in strict compliance with Environmental Laws.

               (iv) If requested by BNPLC in connection with any significant Remedial Work required by this subparagraph, Solectron shall retain an independent Environmental Consultant or Industrial Hygienist, as appropriate, to evaluate any significant new information generated during Solectron's implementation of the Remedial Work and to discuss with Solectron whether such new information indicates the need for any additional measures that Solectron should take to protect the health and safety of persons (including, without limitation, employees, contractors and subcontractors and their employees) or to protect the environment. Solectron shall implement any such additional measures to the extent required with respect to the Property by Environmental Laws or otherwise reasonably required and to the extent not inconsistent with the other provisions of this Lease.

           (b) Right of BNPLC to do Remedial Work Not Performed by Solectron. If Solectron's failure to cure any breach of the covenants set forth in subparagraph 9.(a) continues beyond the Environmental Cure Period (as defined below), BNPLC may, in addition to any other remedies available to it, after notifying Solectron of the Remedial Work BNPLC believes is needed, conduct all or any part of the Remedial Work. To the extent that Remedial Work done by BNPLC pursuant to the preceding sentence (including any removal of Hazardous Substances) is reasonably required, or is required or believed by BNPLC in good faith to be required by Applicable Law or by any demand, regulation or guideline of any governmental authority (whether or not having the force of law), the cost thereof shall be a demand obligation owing by Solectron to BNPLC. As used in this subparagraph, "ENVIRONMENTAL CURE PERIOD" means the period ending on the earlier of: (1) one hundred twenty days after Solectron is notified of the breach which must be cured within such period, (2) the date that any writ or order is issued for the levy or sale of any property owned by BNPLC (including the Property) because of such breach, (3) the date that any criminal action is overtly threatened or instituted against BNPLC or any of its directors, officers or employees because of such breach, or (4) any Designated Sale Date upon which, for any reason, Solectron or an Affiliate of Solectron or any Applicable Purchaser shall not purchase BNPLC's interest in the Property pursuant to the Purchase Agreement for a net price to BNPLC (when taken together with any additional payments made by Solectron pursuant to Paragraph 1(a)(ii) of the Purchase Agreement, in the case of a purchase by an Applicable Purchaser) equal to Stipulated Loss Value.

           (c) Environmental Inspections and Reviews. BNPLC reserves the right to retain an Environmental Consultant or Industrial Hygienist to review any report prepared by Solectron or to conduct BNPLC's own investigation to confirm whether Solectron is complying with the requirements of this Paragraph 9. Solectron grants to BNPLC and to BNPLC's agents, employees, consultants and contractors the right during reasonable business hours and after reasonable notice to enter upon the Property to inspect the Property and to perform such tests as BNPLC deems necessary or appropriate to review or investigate Hazardous Substances in, on, under or about the Property or any discharge or suspected discharge of Hazardous Substances into groundwater or surface water from the Property. Solectron shall promptly reimburse BNPLC for the reasonable fees of its Environmental Consultants and Industrial Hygienists and the costs of any such inspections and tests; provided, however, BNPLC's right to reimbursement for the reasonable fees of any consultant engaged as provided in this subparagraph or for the costs of any inspections or test undertaken as provided in this subparagraph shall be limited to the following circumstances: (1) an Event of Default shall have occurred; (2) BNPLC shall have retained the consultant to establish the condition of the Property just prior to any conveyance thereof pursuant to the Purchase Agreement or just prior to the expiration of this Lease; (3) BNPLC shall have retained the consultant to satisfy any regulatory requirements applicable to BNPLC or its Affiliates; or
(4) BNPLC shall have retained the consultant because BNPLC has been notified of a violation of Environmental Laws concerning the Property or BNPLC otherwise reasonably believes that Solectron has not complied with the requirements of this Paragraph 9.

           (d) Communications Regarding Environmental Matters.

               (i) Solectron shall immediately advise BNPLC and Participants of
        (1) any discovery of any event or circumstance which would render any of the representations of Solectron herein or in the Closing Certificate concerning environmental matters materially inaccurate or misleading if made at the time of such discovery and assuming that Solectron was aware of all relevant facts, (2) any Remedial Work (or change in Remedial
        Work) required or undertaken by Solectron or its Affiliates in response to any (A) discovery of any Hazardous Substances on, under or about the Property other than Permitted Hazardous Substances or (B) any claim for damages resulting from Hazardous Substance Activities, (3) Solectron's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property which would or could reasonably be expected to cause the Property or any part thereof to be subject to any ownership, occupancy, transferability or use restrictions under Environmental Laws, or (4) any investigation or inquiry of any failure or alleged failure by Solectron to comply with Environmental Laws affecting the Property by any governmental authority responsible for enforcing Environmental Laws. In such event, Solectron shall deliver to BNPLC within thirty days after BNPLC's request (or such longer period as may be reasonably required, but in any event within ninety days after BNPLC's request), a preliminary written environmental plan setting forth a general description of the action that Solectron proposes to take with respect thereto, if any, to bring the Property into compliance with Environmental Laws or to correct any breach by Solectron of this Paragraph 9, including any proposed Remedial Work, the estimated cost and time of completion, the name of the contractor and a copy of the construction contract, if any, and such additional data, instruments, documents, agreements or other materials or information as BNPLC may reasonably request.

                      (ii) Solectron shall provide BNPLC and Participants with copies of all material written communications with federal, state and local governments, or agencies relating to the matters listed in the preceding clause (i). Solectron shall also provide BNPLC and Participants with copies of any correspondence from third Persons which threaten litigation over any significant failure or alleged significant failure of Solectron to maintain or operate the Property in accordance with Environmental Laws.

                      (iii) Prior to Solectron's submission of a Material Environmental Communication to any governmental or regulatory agency or third party, Solectron shall, to extent practicable, deliver to BNPLC and Participants a draft of the proposed submission (together with the proposed date of submission), and in good faith assess and consider any comments of BNPLC regarding the same. Promptly after BNPLC's request, Solectron shall meet with BNPLC to discuss the submission, shall provide any additional information reasonably requested by BNPLC and shall provide a written explanation to BNPLC addressing the issues raised by comments (if any) of BNPLC regarding the submission, including a reasoned analysis supporting any decision by Solectron not to modify the submission in accordance with comments of BNPLC.

        10. INSURANCE REQUIRED AND CONDEMNATION.

            (a) Liability Insurance. Throughout the Term Solectron shall maintain commercial general liability insurance against claims for bodily and personal injury, death and property damage occurring in or upon or resulting from any occurrence in or upon the Property, in standard form and with an insurance company or companies reasonably acceptable to BNPLC (and BNPLC may reasonably require that such insurance be provided through insurance or reinsurance companies rated by the A.M. Best Company of Oldwick, New Jersey as having a policyholder's rating of A- or better and a reported financial information rating of VI or better), such insurance to afford immediate protection, to the limit of not less than $20,000,000 combined single limit for bodily and personal injury, death and property damage in respect of any one accident or occurrence, with not more than $3,000,000 self-insured retention. Such commercial general liability insurance shall include blanket contractual liability coverage which insures contractual liability under the indemnifications set forth in this Lease, but such coverage or the amount thereof shall in no way limit such indemnifications. The policy evidencing such insurance shall name as additional insureds BNPLC and all Participants of which Solectron has been notified (including BNPLC's Parent). Solectron shall maintain with respect to each policy or agreement evidencing such commercial general liability insurance such endorsements as may be reasonably required by BNPLC and shall at all times deliver and maintain with BNPLC written confirmation (in form reasonably satisfactory to BNPLC) with respect to such insurance from the applicable insurer or its authorized agent, which confirmation must provide that insurance coverage will not be canceled or reduced without at least thirty days notice to BNPLC. Not less than thirty days prior to the expiration date of each policy of insurance required of Solectron pursuant to this subparagraph, Solectron shall deliver to BNPLC a certificate evidencing a paid renewal policy or policies.

            (b) Property Insurance. Throughout the Term Solectron will keep all Improvements (including all alterations, additions and changes made to the Improvements) insured under an "all-risk" property insurance policy (not excluding from coverage perils normally included within the definitions of extended coverage, vandalism, malicious mischief and, if the Property is in a flood zone, flood) in the amount no less than eighty percent (80%) of the replacement value (exclusive of land, foundation, footings, excavations and grading) with endorsements for contingent liability from operation of building laws, increased cost of construction and demolition costs which may be necessary to comply with building laws. Subject to the reasonable approval of BNPLC, Solectron will be responsible for determining the amount of property insurance to be maintained from time to time, but Solectron must maintain such coverage on an agreed value basis to eliminate the effects of coinsurance. Such





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

insurance must be issued by an insurance company or companies reasonably acceptable to BNPLC, and BNPLC may reasonably require that the insurance or reinsurance companies providing such insurance be rated by the A.M. Best Company of Oldwick, New Jersey as having (1) a policyholder's rating of A- or better,
(2) a reported financial information rating of no less than VI, and (3) in the case of each such company, a reported financial information rating which indicates an adjusted policyholders' surplus equal to or greater than the underwriting exposure that such company has under the insurance or reinsurance it is providing for the Property. Any deductible applicable to such insurance shall not exceed $3,000,000. Such insurance shall cover not only the value of Solectron's interest in the Improvements, but also the interest of BNPLC, and such insurance shall include provisions that BNPLC must be notified at least thirty days prior to any cancellation or reduction of insurance coverage. The policies under which Solectron maintains such insurance may be "blanket" policies covering not only the Property but other properties occupied or owned by Solectron; however, all policies must provide that proceeds paid thereunder with respect to the Property will be payable to BNPLC and Solectron as their interests may appear, it being understood between BNPLC and Solectron that such proceeds shall be paid to BNPLC as Escrowed Proceeds and will be applied in accordance with Paragraph 11 of this Lease. In the event any of the Property is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance shall have been required hereunder, (i) BNPLC may, but shall not be obligated to, make proof of loss if not made promptly by Solectron after notice from BNPLC, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss directly to BNPLC for application as required by Paragraph 11, and (iii) BNPLC may settle, adjust or compromise any and all claims for loss, damage or destruction under any policy or policies of insurance (provided, that so long as no Landlord's Election to Continue Construction shall have occurred and no Event of Default shall have occurred and be continuing, BNPLC must obtain Solectron's consent to any such settlement). If any casualty shall result in damage to or loss or destruction of the Property, Solectron shall give immediate notice thereof to BNPLC and Paragraph 11 shall apply.

         Notwithstanding the foregoing, however, Solectron shall have the right as Solectron deems appropriate to settle, adjust or compromise any insurance claim for damage to the Property that cannot reasonably be asserted for more than $3,000,000 so long as no Landlord's Election to Continue Construction shall have occurred and no Event of Default shall have occurred and be continuing; and Solectron may directly receive and hold the proceeds of such claim so long as no Landlord's Election to Continue Construction shall have occurred and no Event of Default shall have occurred and be continuing and so long as Solectron applies such proceeds as required by subparagraph 11.(b).

            (c) Failure to Obtain Insurance. If Solectron fails to obtain any insurance or to provide confirmation of any such insurance as required by this Lease, BNPLC shall be entitled (but not required) to obtain the insurance that Solectron has failed to obtain or for which Solectron has not provided the required confirmation and, without limiting BNPLC's other remedies under the circumstances, BNPLC may require Solectron to reimburse BNPLC for the cost of such insurance and to pay interest thereon computed at the Default Rate from the date such cost was paid by BNPLC until the date of reimbursement by Solectron.

            (d) Condemnation. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property or any portion thereof, or any other similar governmental or quasi-governmental proceedings arising out of injury or damage to the Property or any portion thereof, each party shall notify the other (provided, however, BNPLC shall have no liability for its failure to provide such notice) of the pendency of such proceedings. Solectron shall, at its expense, diligently prosecute any such proceedings and shall consult with BNPLC, its attorneys and experts and cooperate with them as reasonably requested in the carrying on or defense of any such proceedings. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the

Property shall be paid to BNPLC as Escrowed Proceeds for application as provided in Paragraph 11. BNPLC is hereby authorized, in the name of Solectron, at any time when an Event of Default shall have occurred and be continuing, or otherwise with Solectron's prior consent, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award concerning condemnation of any of the Property. BNPLC shall not be in any event or circumstances liable or responsible for failure to collect, or to exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

        Notwithstanding the foregoing provisions of this subparagraph, Solectron shall have the right as Solectron deems appropriate to settle, adjust or compromise any claim for any taking of less than all or substantially all of the Property if the claim cannot reasonably be asserted for more than $3,000,000 and if no Landlord's Election to Continue Construction shall have occurred and no Event of Default shall have occurred and be continuing; and Solectron may directly receive and hold the proceeds of any such claim so long as no Landlord's Election to Continue Construction shall have occurred and no Event of Default shall have occurred and be continuing and so long as Solectron applies such proceeds as required by subparagraph 11.(b).

        11. APPLICATION OF INSURANCE AND CONDEMNATION PROCEEDS.

            (a) Collection of Insurance and Condemnation Proceeds Generally. Subject to BNPLC's rights under this Paragraph 11, and so long as no Landlord's Election to Continue Construction shall have occurred and no Event of Default shall have occurred and be continuing, Solectron shall be entitled to use all property insurance and condemnation proceeds payable with respect to the Property during the Term for the restoration and repair of the Property or any remaining portion thereof. Except as provided in the last sentence of subparagraph 10.(b) and the last sentence of subparagraph 10.(d), all insurance and condemnation proceeds received with respect to the Property (including proceeds payable under any insurance policy covering the Property which is maintained by Solectron) shall be paid to BNPLC and then applied as follows:

                (i) First, such proceeds shall be used to reimburse BNPLC for any costs and expenses, including Attorneys' Fees, incurred in connection with the collection of such proceeds.

                (ii) Second, the remainder of such proceeds (the "REMAINING PROCEEDS") shall be held by BNPLC as Escrowed Proceeds and used to reimburse Solectron for the actual cost of the repair, restoration or replacement of the Property. However, any Remaining Proceeds not needed for such purpose shall be applied by BNPLC as Qualified Payments, as provided in subparagraph 11.(c), after Solectron notifies BNPLC that they are not needed for repairs, restoration or replacement.

            (b) Administration of Remaining Proceeds; Solectron's Obligation to Restore. Any Remaining Proceeds held by BNPLC as Escrowed Proceeds shall be deposited by BNPLC in an interest bearing account as provided in the definition of Escrowed Proceeds in the attached List of Defined Terms and shall be paid to Solectron or to third parties as Solectron may direct as the applicable repair, restoration or replacement progresses and upon compliance by Solectron with such terms, conditions and requirements as may be reasonably imposed by BNPLC, but in no event shall BNPLC be required to pay Escrowed Proceeds to Solectron in excess of the actual cost to Solectron of the applicable repair, restoration or replacement, as evidenced by invoices or other documentation reasonably satisfactory to BNPLC, it being understood that BNPLC may retain and apply any such excess as a Qualified Payment. In any event, Solectron will not be entitled to any abatement or reduction of the Base Rent or any other amount due hereunder except to the extent that such excess Remaining Proceeds result in Qualified Payments which reduce Stipulated Loss Value (and thus payments computed on the basis of Stipulated Loss Value) as provided in the definitions set out in the attached List of Defined Terms. Further, notwithstanding the inadequacy of the Remaining Proceeds held by BNPLC as Escrowed Proceeds, if any, or anything herein to the contrary, Solectron must, after any taking of less than all or substantially all of the Property by condemnation and after any damage to the Property by fire or other casualty, either:

                (i) promptly restore or improve the Property or the remainder thereof to a value no less than sixty percent (60%) of Stipulated Loss Value (computed after the application of any Remaining Proceeds as a Qualified Payment) and to a reasonably safe and sightly condition; or

                (ii) promptly restore the Property to a reasonably safe and sightly condition and pay to BNPLC for application as a Qualified Payment the amount (if any), as determined by BNPLC, needed to reduce Stipulated Loss Value (computed after the application of such amount and any available Remaining Proceeds as Qualified Payments) to no more than one hundred sixty-seven percent (167%) of the then-current market value of the Property or remainder thereof.

            (c) Special Provisions Concerning Event of Defaults and Qualified Payments. If an Event of Default shall have occurred and be continuing, then notwithstanding the foregoing, BNPLC shall be entitled to receive and collect all insurance or condemnation proceeds payable with respect to the Property, and BNPLC shall be entitled to either, at the discretion of BNPLC, (A) hold all Remaining Proceeds as Escrowed Proceeds until paid to Solectron as reimbursement for the actual and reasonable cost of repairing, restoring or replacing the Property when Solectron has completed such repair, restoration or replacement, or (B) apply such proceeds as Qualified Payments when and to the extent deemed appropriate by BNPLC.

        When no Landlord's Election to Continue Construction shall have occurred and no Event of Default shall have occurred and be continuing, BNPLC shall apply any Remaining Proceeds paid to it (or other amounts available for application as a Qualified Payment) as a Qualified Payment on any date that BNPLC is directed to do by a notice from Solectron; provided, that if such a notice from Solectron specifies an effective date for a Qualified Payment that is less than five Business Days after BNPLC's actual receipt of the notice, BNPLC may postpone the date of the Qualified Payment to any date not later than five Business Days after BNPLC's receipt of the notice. In any event, except when BNPLC is required by the preceding sentence to apply Remaining Proceeds or other amounts as a Qualified Payment on an Advance Date or Base Rent Date, BNPLC may deduct Breakage Costs incurred in connection with any Qualified Payment from the Remaining Proceeds or other amounts available for application as the Qualified Payment, and Solectron will reimburse BNPLC upon request for any such Breakage Costs that BNPLC incurs but does not deduct.

            (d) Takings of All or Substantially All of the Property. In the event of any taking of all or substantially all of the Property, BNPLC shall be entitled to apply all Remaining Proceeds as a Qualified Payment, notwithstanding the foregoing. In addition, if Stipulated Loss Value immediately prior to any taking of all or substantially all of the Property by condemnation exceeds the sum of the Remaining Proceeds resulting from such condemnation, then BNPLC shall be entitled to recover the excess from Solectron upon demand as an additional Qualified Payment, whereupon this Lease shall terminate. Any taking of so much of the Real Property as, in BNPLC's reasonable good faith judgment, makes it impracticable to restore or improve the remainder thereof as required by part
(1) of subparagraph 11.(b) shall be considered a taking of substantially all the Property for purposes of this Paragraph 11.

            (e) Waiver of Subrogation. Without limiting Solectron's obligations to make repairs under other provisions of this Lease, BNPLC and Solectron each waive any right of recovery against the other, and the other's agents, officers or employees, for any damage to the Property or to the personal property situated from time to time in or on the Real Property resulting from fire or other casualty covered by a valid and collectible insurance policy; provided, however, that the waiver set forth in this subparagraph 11.(e) shall be effective insofar, but only insofar, as compensation for such damage or loss is actually recovered by the waiving party (net of costs of collection) under the policy notwithstanding the waivers set out in this subparagraph. Solectron shall cause the insurance policies required of Solectron by this Lease to be properly endorsed, if necessary, to prevent any loss of coverage because of the waivers set forth in this subparagraph. If such endorsements are not available at commercially reasonable rates, the waivers set forth in this subparagraph shall be ineffective to the extent that such waivers would cause required insurance with respect to the Property to be impaired.

        12. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF SOLECTRON CONCERNING THE PROPERTY. Solectron represents, warrants and covenants as follows:

            (a) Compliance with Covenants and Laws. The use of the Property permitted by this Lease complies, or will comply after Solectron obtains available permits as the tenant under this Lease, in all material respects with all Applicable Laws. Solectron has obtained or will promptly obtain all utility, building, health and operating permits as may be required by any governmental authority or municipality having jurisdiction over the Property for the construction contemplated herein and the use of the Property permitted by this Lease.

            (b) Operation of Property. Solectron shall operate the Property in a good and workmanlike manner and in a manner that causes it to comply in all material respects with Applicable Laws. (For purposes of this Lease, "material" noncompliance with Applicable Law will include any noncompliance, the correction of which has been requested by a governmental authority, or because of which a threat of action against the Property or BNPLC has been asserted by a governmental authority.) Solectron shall not use or occupy or allow the use or occupancy of the Property in any manner which violates any Applicable Law in any material respect or which constitutes a public or private nuisance or which makes void, voidable or cancelable any insurance then in force with respect thereto. To the extent that any of the following could, individually or in the aggregate, reduce the value of the Property and leave the Property with a value of less than sixty percent (60%) of Stipulated Loss Value, Solectron shall not:
(i) initiate or permit any zoning reclassification of the Property; (ii) seek any variance under existing zoning ordinances applicable to the Property; (iii) use or permit the use of the Property in a manner that would result in such use becoming a nonconforming use under applicable zoning ordinances or similar laws, rules or regulations; (iv) execute or file any subdivision plat affecting the Property; or (v) consent to the annexation of the Property to any municipality. If a change in the zoning or other Applicable Laws affecting the permitted use or development of the Property shall occur that BNPLC determines will reduce the then-current market value of the Property, and if after such reduction the then-current market value of the Property shall be less than sixty percent (60%) of Stipulated Loss Value in the reasonable judgment of BNPLC, then Solectron shall before the Designated Sale Date pay BNPLC an amount equal to such excess for application as a Qualified Payment. Solectron shall not cause or consent to any drilling or exploration for, or extraction, removal or production of, minerals from the surface or subsurface of the Property. If Solectron receives a notice or claim from any federal, state or other governmental authority that the Property is not in compliance with any Applicable Law in any material respect, or that any action may be taken against BNPLC because the Property does not comply with any Applicable Law, Solectron shall promptly furnish a copy of such notice or claim to BNPLC.

        Notwithstanding the foregoing, Solectron may in good faith, by appropriate proceedings, contest the validity and applicability of any Applicable Law with respect to the Property, and pending such contest Solectron shall not be deemed in default hereunder because of the violation of such Applicable Law, if Solectron diligently prosecutes such contest to completion in a manner reasonably satisfactory to BNPLC, and if Solectron promptly causes the Property to comply with any such Applicable Law upon a final determination by a court of competent





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

jurisdiction that the same is valid and applicable to the Property; provided, however, in any event such contest shall be concluded and the violation of such Applicable Law must be corrected by Solectron and any claims asserted against BNPLC or the Property because of such violation must be paid by Solectron, all prior to the earlier of (i) the date that any criminal action is overtly threatened or instituted against BNPLC or any of its directors, officers or employees because of such violation, (ii) the date that any action is taken or overtly threatened by any governmental authority against BNPLC or any property owned by BNPLC (including the Property) because of such violation, or (iii) any Designated Sale Date upon which, for any reason, Solectron or an Affiliate of Solectron or any Applicable Purchaser shall not purchase BNPLC's interest in the Property pursuant to the Purchase Agreement for a net price to BNPLC (when taken together with any additional payments made by Solectron pursuant to Paragraph 1(a)(ii) of the Purchase Agreement, in the case of a purchase by an Applicable Purchaser) equal to Stipulated Loss Value.

            (c) Debts for Construction, Maintenance, Operation or Development. Solectron shall cause all debts and liabilities incurred in the construction, maintenance, operation or development of the Property, including all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property, to be promptly paid; provided, nothing in this subparagraph will be construed to make Solectron liable for Liens Removable by BNPLC or Excluded Taxes.

        Notwithstanding the foregoing, Solectron may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted mechanic's or materialmen's lien and pending such contest Solectron shall not be deemed in default under this subparagraph because of the contested lien if (1) within thirty days after being asked to do so by BNPLC, Solectron bonds over to BNPLC's reasonable satisfaction all such contested liens against the Property alleged to secure an amount in excess of $5,000,000 (individually or in the aggregate), (2) Solectron diligently prosecutes such contest to completion in a manner reasonably satisfactory to BNPLC, and (3) Solectron promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs and interest thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the lien, interest and costs must be paid by Solectron prior to the earlier of (i) the date that any criminal action is overtly threatened or instituted against BNPLC or its directors, officers or employees because of the nonpayment thereof, (ii) the date that any writ or order is issued under which the Property or any other property in which BNPLC has an interest may be seized or sold or any other action is taken or overtly threatened against BNPLC or any property in which BNPLC has an interest because of the nonpayment thereof, or (iii) any Designated Sale Date upon which, for any reason, Solectron or an Affiliate of Solectron or any Applicable Purchaser shall not purchase BNPLC's interest in the Property pursuant to the Purchase Agreement for a net price to BNPLC (when taken together with any additional payments made by Solectron pursuant to Paragraph 1(a)(ii) of the Purchase Agreement, in the case of a purchase by an Applicable Purchaser) equal to Stipulated Loss Value.

            (d) Repair, Maintenance, Alterations and Additions. Solectron shall keep the Property in good order, operating condition and appearance, causing all necessary repairs, renewals and replacements to be promptly made, and will not allow any of the Property to be materially misused, abused or wasted. To the extent that any of the following could, individually or in the aggregate, reduce the value of the Property and leave the Property with a value of less than sixty percent (60%) of Stipulated Loss Value, Solectron shall not: (i) fail to promptly replace any worn-out fixtures or material items of tangible Personal Property covered by this Lease with fixtures or other tangible Personal Property comparable to the replaced fixtures or Personal Property when new, (ii) remove from the Property any fixtures or tangible Personal Property of significant value covered by this Lease except such as are replaced by Solectron by articles of equal suitability and value, free and clear of any Lien other than Permitted Encumbrances or Liens Removable by BNPLC, or (iii) make any significant alterations to any

Improvements after they are completed. Without limiting the foregoing, Solectron will notify BNPLC before making any alterations to the Improvements which could materially reduce the market value of the Property or which change the general character of the Property or which impair in any significant manner the useful life or utility of any Improvements.

        Nothing in this subparagraph is intended to limit Solectron's rights and obligations under other provisions of this Lease with respect to the construction of the initial or any subsequent Construction Project permitted by other provisions of this Lease.

            (e) Compliance With Permitted Encumbrances and Development Contracts. Solectron shall comply with and will cause to be performed all of the covenants, agreements and obligations imposed upon the owner of any interest in the Property by the Permitted Encumbrances or the Development Contracts. Without limiting the foregoing, Solectron shall cause all amounts to be paid when due, the payment of which is secured by any Lien against the Property created by the Permitted Encumbrances.

            (f) Modification of Permitted Encumbrances and Development Contracts. Solectron shall not enter into, initiate, approve or consent to any modification of any Permitted Encumbrance or Development Contract that would create or expand or purport to create or expand obligations or restrictions which would encumber the Property without the prior consent of BNPLC. Whether BNPLC must give any such consent requested by Solectron during the term of this Lease shall be governed by subparagraph 7.(a).

            (g) Books and Records Concerning the Property. Solectron shall keep books and records that are accurate and complete in all material respects for the Property and will, subject to Paragraph 27, permit all such books and records (including all contracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction and operation of any Improvements) to be inspected and copied by BNPLC.

        13. ASSIGNMENT AND SUBLETTING BY SOLECTRON.

            (a) BNPLC's Consent Required. Without the prior consent of BNPLC, Solectron shall not assign, transfer, mortgage, pledge or hypothecate this Lease or any interest of Solectron hereunder and shall not sublet all or any part of the Property, by operation of law or otherwise; provided, that, so long as no Landlord's Election to Continue Construction has occurred and no Event of Default has occurred and is continuing, Solectron shall be entitled without the consent of BNPLC to (1) assign Solectron's rights under this Lease and the Purchase Agreement to an Affiliate of Solectron (including any Affiliate of Solectron that is the surviving entity after a merger permitted by subsection 3.04(a) of Schedule A attached to the Guaranty) pursuant to a written assignment unconditionally providing that the Affiliate assumes Solectron's obligations hereunder and thereunder and (unless Solectron has been merged into the Affiliate pursuant to a merger permitted by subsection 3.04(a) of Schedule A attached to the Guaranty) that Solectron ratifies and confirms for the benefit of BNPLC Solectron's responsibility and liability to BNPLC under this Lease and the Purchase Agreement, and (2) sublet all or any portion of the Property if:

                (i) any sublease by Solectron is made expressly subject and subordinate to the terms hereof;

                (ii) no sublease purports to grant the subtenant thereunder rights to use or occupy the Property after the expiration or termination of this Lease, other than rights expressly conditioned upon a purchase by Solectron of the Property pursuant to the Purchase Agreement;

                (iii) the uses permitted by such sublease are limited to uses expressly permitted by subparagraph 3.(a) above; and

                (iv) less than forty-nine percent (49%) of any completed Improvements are at any time subleased by Solectron to anyone other than its own Affiliates.

            (b) Standard for BNPLC's Consent to Assignments and Certain Other Matters. Consents and approvals of BNPLC which are required by this Paragraph 13 will not be unreasonably withheld, but Solectron acknowledges that BNPLC's withholding of such consent or approval shall be reasonable if BNPLC determines in good faith that (1) giving the approval may materially increase BNPLC's risk of liability for any existing or future environmental problem, (2) giving the approval is likely to substantially increase BNPLC's administrative burden of complying with or monitoring Solectron's compliance with the requirements of this Lease, or (3) any transaction for which Solectron has requested the consent or approval would negate Solectron's representations in this Lease regarding ERISA or cause this Lease or the other documents referenced herein to constitute a violation of any provision of ERISA.

            (c) Consent Not a Waiver. No consent by BNPLC to a sale, assignment, transfer, mortgage, pledge or hypothecation of this Lease or Solectron's interest hereunder, and no assignment or subletting of the Property or any part thereof in accordance with this Lease or otherwise with BNPLC's consent, shall release Solectron from liability hereunder; and any such consent shall apply only to the specific transaction thereby authorized and shall not relieve Solectron from any requirement of obtaining the prior consent of BNPLC to any further sale, assignment, transfer, mortgage, pledge or hypothecation of this Lease or any interest of Solectron hereunder.

        14. ASSIGNMENT BY BNPLC.

            (a) Restrictions on Transfers. Except by a Permitted Transfer, BNPLC shall not assign, transfer, mortgage, pledge, encumber or hypothecate this Lease or the Purchase Agreement or any interest of BNPLC in and to the Property during the Term without the prior consent of Solectron.

            (b) Effect of Permitted Transfer or other Assignment by BNPLC. If, without breaching subparagraph 14.(a), BNPLC sells or otherwise transfers the Property and assigns all of its rights under this Lease and the Purchase Agreement, and if BNPLC's successor in interest to all such rights assumes in writing for the benefit of Solectron BNPLC's obligations under this Lease and the Purchase Agreement on and subject to the express terms and conditions set out herein and therein, then BNPLC shall thereby be released from any obligations arising after such assumption under this Lease (other than any liability for a breach of the landlord's obligation to provide Construction Advances) or under the Purchase Agreement, and Solectron shall look solely to each successor in interest of BNPLC for performance of such obligations.

        15. BNPLC'S RIGHT OF ACCESS.

            (a) BNPLC and BNPLC's representatives may enter the Property, after three Business Days advance notice to Solectron (except in the event of an emergency, when no advance notice will be required), for the purpose of performing any work BNPLC is authorized to undertake by the next subparagraph or for the purpose confirming whether Solectron has complied with the requirements of this Lease at any time BNPLC may reasonably question such compliance. So long as Solectron remains in possession of the Property, BNPLC or BNPLC's representative will, before making any such inspection or performing any such work on the Property, if then requested to do so by Solectron to maintain security: (i) sign in at Solectron's security or information desk if Solectron has such a desk on the premises, (ii) wear a visitor's badge or other reasonable identification provided by Solectron when BNPLC or BNPLC's representative first arrives at the Property, (iii) permit an employee of Solectron to observe such inspection or work, and (iv) comply with other similar reasonable nondiscriminatory security, health or safety requirements of Solectron, as Solectron may establish from time to time in accordance with good industry practices, provided that such other requirements do not, individually or in the aggregate, substantially interfere with or delay inspections or work of BNPLC authorized by this Lease.

            (b) If Solectron fails to perform any act or to take any action which hereunder Solectron is required to perform or take, or to pay any money which hereunder Solectron is required to pay, and if such failure or action constitutes an Event of Default or causes BNPLC or any director, officer, employee or Affiliate of BNPLC to be overtly threatened with criminal prosecution or renders BNPLC's interest in the Property or any part thereof at risk of forfeiture by forced sale or otherwise, then in addition to any other remedies specified herein or otherwise available, BNPLC may, perform or cause to be performed such act or take such action or pay such money. Any expenses so incurred by BNPLC, and any money so paid by BNPLC, shall be a demand obligation owing by Solectron to BNPLC. Further, BNPLC, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. But nothing herein shall imply any duty upon the part of BNPLC to do any work which under any provision of this Lease Solectron may be required to perform, and the performance thereof by BNPLC shall not constitute a waiver of Solectron's default. BNPLC may during the progress of any such work permitted by BNPLC hereunder on or in the Property keep and store upon the Property all necessary materials, tools, and equipment. BNPLC shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage to Solectron or the subtenants of Solectron by reason of making such repairs or the performance of any such work on or in the Property, or on account of bringing materials, supplies and equipment into or through the Property during the course of such work (except for liability in connection with death or injury or damage to the property of third parties caused by [and attributed by any applicable principles of comparative fault to] the Established Misconduct of BNPLC), and the obligations of Solectron under this Lease shall not thereby be excused in any manner.

        16. OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF SOLECTRON. Solectron represents, warrants and covenants as follows:

            (a) Negative Covenants. Without the prior written consent of BNPLC in each case, neither Solectron nor any of its Affiliates shall:

               (i) Multi employer ERISA Plans. Incur or permit any Affiliate to incur any obligation to contribute to any "Multi employer plan" as defined in Section 4001 of ERISA.

               (ii) Prohibited ERISA Transaction. Enter into any transaction which would cause this Lease, the Purchase Agreement, the Closing Certificate or any other document executed in connection herewith (or any exercise of BNPLC's rights hereunder or thereunder) to constitute a non-exempt prohibited transaction under ERISA.

            (b) Financial Statements; Required Notices; Certificates as to Default. To the extent not so delivered by Guarantor, Solectron shall deliver to BNPLC and to each Participant of which Solectron has been notified:

               (i) copies of all financial statements, certificates, notices and other information that Guarantor is required to provide by Part 2 of Schedule A attached to the Guaranty prior to the deadlines for delivery established thereunder;

               (ii) together with the annual and quarterly financial statements furnished in accordance with subparagraph 16.(b)(i), a certificate of a Responsible Financial Officer of Guarantor in the form attached hereto as Exhibit J certifying (a) that no Event of Default or material Default by Solectron has occurred and is continuing (or, if an Event of Default or material Default by Solectron has occurred, stating the nature thereof and the action which Solectron proposes to take with respect thereto), (b) that the representations and warranties by Guarantor and Solectron contained in the provisions referenced in Exhibit J from this Lease, the Closing Certificate, the Purchase Agreement and the Guaranty are true and correct in all material respects on and as of the date of such certificate as though made on and as of such date, or, if not then true and correct, a brief statement as to why such representations are no longer true and correct, and (c) the accuracy of computations attached thereto demonstrating compliance by Guarantor with the financial covenants established in Schedule A attached to the Guaranty;

               (iii) as soon as possible and in any event within five days after the occurrence of each Event of Default or material Default known to a Responsible Financial Officer of Guarantor, a statement setting forth details of such Event of Default or material Default and the action which Solectron has taken and proposes to take with respect thereto;

               (iv) as soon as practicable and in any event within thirty days after a Responsible Financial Officer of Solectron knows or has reason to know that any ERISA Termination Event with respect to any Plan has occurred, a statement of a Responsible Financial Officer of Solectron describing such ERISA Termination Event and the action, if any, which Solectron proposes to take with respect thereto;

               (v) upon request by BNPLC, a statement by Solectron and Guarantor in writing certifying that this Lease and the Guaranty are unmodified and in full effect (or, if there have been modifications, that this Lease and the Guaranty are in full effect as modified, and setting forth such modifications) and the dates to which the Base Rent, Commitment Fees and Administrative Agency Fees have been paid and either stating that no default exists hereunder or specifying each such default; it being intended that any such statement may be relied upon by any prospective purchaser or mortgagee of the Property or any prospective Participant;

               (vi) promptly after any change in the rating of the Index Debt of Guarantor by S&P or Moody's, which will result in a change in the Spread (as defined in the List of Defined Terms), a certificate of a Responsible Financial Officer of Guarantor advising BNPLC of the ratings after the change; and

               (vii) such other information respecting the condition or operations, financial or otherwise, of Solectron, of its Affiliates or of the Property as BNPLC or any Participant may from time to time reasonably request.

BNPLC is hereby authorized to deliver a copy of any information or certificate delivered to it pursuant to this subparagraph 16.(b) to any Participant and to any regulatory body having jurisdiction over BNPLC, BNPLC's Parent or any other Participant that requires or requests it.

            (c) No Default or Violation. The execution, delivery and performance by Solectron of this Lease do not and will not constitute a breach or default under any other material agreement or contract to which Solectron is a party or by which Solectron is bound or which affects the Property, and do not violate or contravene any law, order, decree, rule or regulation to which Solectron is subject, and such execution, delivery and performance by Solectron will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance on, or security interest in, Solectron's property pursuant to the provisions of any of the foregoing.

            (d) No Suits. Except as disclosed in Schedule 2, there are no judicial or administrative actions, suits, proceedings or investigations pending or, to Solectron's knowledge, threatened that will adversely affect the Property or the validity, enforceability or priority of this Lease, and Solectron is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority that could materially and adversely affect the use, occupancy or operation of the Property. No condemnation or other like proceedings are pending or, to Solectron's knowledge, threatened against the Property.

            (e) Enforceability. The execution, delivery and performance by Solectron of this Lease and the Purchase Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority that has not heretofore been obtained and are not in contravention of or conflict with any applicable laws or any term or provision of Solectron's articles of incorporation or bylaws. This Lease and the Purchase Agreement are valid, binding and legally enforceable obligations of Solectron in accordance with its terms, except as such enforcement is affected by bankruptcy, insolvency and similar laws affecting the rights of creditors, generally, and equitable principles of general application.

            (f) Financial Matters. Solectron is not "insolvent" on the date hereof (that is, the sum of Solectron's absolute and contingent liabilities, including the obligations of Solectron under this Lease, does not exceed the fair market value of Solectron's assets) and has no outstanding liens, suits, garnishments or court actions which could render Solectron insolvent or bankrupt. Solectron's capital is adequate for the businesses in which Solectron is engaged and intends to be engaged. Solectron has not incurred (whether hereby or otherwise), nor does Solectron intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature. There has not been filed by or, to Solectron's knowledge, against Solectron a petition in bankruptcy or a petition or answer seeking an assignment for the benefit of creditors, the appointment of a receiver, trustee, custodian or liquidator with respect to Solectron or any significant portion of Solectron's property, reorganization, arrangement, rearrangement, composition, extension, liquidation or dissolution or similar relief under the federal Bankruptcy Code or any state law. The financial statements and all financial data heretofore delivered to BNPLC relating to Solectron are true, correct and complete in all material respects.

            (g) Organization. Solectron is duly incorporated and legally existing under the laws of the State of California and is duly qualified to do business in the State of Washington. Solectron has all requisite power and has procured or will procure on a timely basis all governmental certificates of authority, licenses, permits, qualifications and other documentation required to fulfill its obligations under this Lease. Solectron has the corporate power and adequate authority, rights and franchises to own Solectron's property and to carry on Solectron's business as now conducted and is duly qualified and in good standing in each state in which the character of Solectron's business makes such qualification necessary or, if it is not so qualified in a state other than Washington, such failure does not have a material adverse effect on the properties, assets, operations or businesses of Solectron and its Subsidiaries, taken as a whole.

            (h) ERISA. Solectron is not and will not become an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA. The assets of Solectron do not and will not in the future constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. Solectron is not and will not become a "governmental plan" within the meaning of Section 3(32) of ERISA. Transactions by or with Solectron are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans. No ERISA Termination Event has occurred with respect to any Plan of Solectron and Solectron and all its Affiliates are in compliance with ERISA. Neither Solectron nor any of its Affiliates is required to contribute to, or has any other absolute or contingent liability in respect of, any "Multi employer plan" as defined in Section 4001 of ERISA. As of the Effective Date no "accumulated funding deficiency" (as defined in Section 412(a) of the Code) exists with respect to any Plan of Solectron, whether or not waived by the Secretary of the Treasury or his delegate, and the current value of the benefits of each Plan of Solectron, if any, equals or is less than the current value of such Plan's assets available for the payment of such benefits.

            (i) Use of Proceeds. In no event shall the funds from the Initial Funding Advance or any Construction Advance be used (nor have they been used) directly or indirectly for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" or any "margin securities" (as such terms are defined respectively in Regulation U and Regulation G promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock or margin securities. Solectron represents and warrants that Solectron is not engaged principally, or as one of Solectron's important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock or margin securities.

            (j) Investment Company Act. Solectron is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (k) Omissions. None of Solectron's representations or warranties contained in this Lease or in any other document, certificate or written statement furnished to BNPLC by or on behalf of Solectron in connection with this Lease contains any untrue statement of a material fact or omits a material fact necessary in order to make the statements contained herein or therein (when taken in their entireties) not misleading.

            (l) Not a Foreign Person. Solectron is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Code (i.e. Solectron is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

            (m) Further Assurances. Solectron shall, upon request of BNPLC, (i) promptly correct any error or omission which may be discovered in the contents of this Lease or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Lease and to subject to this Lease any property intended by the terms hereof to be covered hereby, including any renewals, additions, substitutions, replacements or appurtenances to the Property; (iii) execute, acknowledge, deliver, procure and record or file any document or instrument deemed advisable by BNPLC to protect its rights in and to the Property against the rights or interests of third persons; and (iv) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of BNPLC to enable BNPLC, BNPLC's Parent and any other Participants to comply with the requirements or requests of any agency or authority having jurisdiction over them.

        17. EVENTS OF DEFAULT.

            (a) Definition of Events of Default. Each of the following events shall be deemed to be an "EVENT OF DEFAULT" by Solectron under this Lease:

                (i) Solectron shall fail to pay when first due any Base Rent, any Commitment Fees or any Administrative Agency Fees and such failure shall continue for three Business Days after Solectron is notified thereof by BNPLC pursuant to a notice that specifically references this Paragraph 17.(a).

                (ii) Solectron shall fail to pay when first due any Rent other than Base Rent, Commitment Fees or Administrative Agency Fees, or Solectron shall fail to pay when first due any amount required by the Closing Certificate, and in either case such failure shall continue for thirty days after Solectron is notified thereof by BNPLC pursuant to a notice that specifically references this Paragraph 17.(a).

                (iii) Solectron shall fail to comply with any term, provision or covenant of this Lease or the Closing Certificate, other than as described in the other clauses of this subparagraph 17.(a), and shall not cure such failure prior to the earlier of (A) thirty days after notice thereof is sent to Solectron, or (B) the date any writ or order is issued for the levy or sale of any property owned by BNPLC (including the Property) because of such failure or any criminal action is overtly threatened or instituted against BNPLC or any of its directors, officers or employees because of such failure; provided, however, that so long as no such writ or order is issued and no such criminal action is overtly threatened or instituted, the period within which such failure may be cured by Solectron shall be extended for a further period (not to exceed an additional one hundred twenty days) as shall be necessary for the curing thereof with diligence, if (but only if) (x) such failure is susceptible of cure but cannot with reasonable diligence be cured within such thirty day period, (y) Solectron shall promptly have commenced to cure such failure and shall thereafter continuously prosecute the curing thereof with reasonable diligence and (z) the extension of the period for cure will not, in the case of such a failure that occurs or commences more than thirty-five days prior to the expiration of this Lease, cause the period for cure to extend beyond five days prior to the expiration of this Lease.

                (iv) Solectron shall fail to comply with any term, provision or condition of the Purchase Agreement and, if the Purchase Agreement expressly provide a time within which Solectron may cure such failure, Solectron shall not cure the failure within such time.

                (v) Solectron shall abandon the Property.

                (vi) Guarantor, Solectron or any of Guarantor's other Subsidiaries shall: (1) be in default with respect to any payment (whether of principal or interest and regardless of amount) in respect of any "Material Indebtedness" (which as used in this provision shall mean any Debt of Guarantor or its applicable Subsidiary [as the case may be] that is owed to BNPLC or BNPLC's Affiliates or that is outstanding in a principal amount of at least $10,000,000 in the aggregate), and such default shall continue beyond the applicable grace period, if any, specified in the agreements or instruments relating to such Material Indebtedness; or (2) be in default under any agreement or instrument relating to any Material Indebtedness and as a result of such default, the Material Indebtedness shall be declared to be due and payable prior to the stated maturity thereof.

                (vii) Guarantor, Solectron or any of Guarantor's other Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Guarantor, Solectron or any of Guarantor's other Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization, or seeking the entry of an order for the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty consecutive days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or Guarantor, Solectron or any of Guarantor's other Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this clause 17.(a)(vii).

                (viii) Any order, judgment or decree is entered in any proceedings against Guarantor, Solectron or any of Guarantor's other Subsidiaries decreeing its dissolution and such order, judgment or decree remains unstayed and in effect for more than sixty days.

                (ix) Any order, judgment or decree is entered in any proceedings against Guarantor decreeing a divestiture of any of its assets that represent a substantial part, or the divestiture of the stock of Solectron or any of Guarantor's other Subsidiaries whose assets represent a substantial part, of the total assets of Guarantor and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) or which requires the divestiture of assets, or stock of any of Guarantor's Subsidiaries, which shall have contributed a substantial part of the net income of Guarantor and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than sixty days.

                (x) A final judgment or order for the payment of money in an amount (not covered by insurance) which exceeds $10,000,000 shall be rendered against Guarantor, Solectron or any of Guarantor's other Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment, or (ii) within sixty days after the entry thereof, such judgment or order is not discharged or execution thereof stayed pending appeal, or within thirty days after the expiration of any such stay, such judgment is not discharged.

                (xi) Any ERISA Termination Event that BNPLC determines in good faith would constitute grounds for a termination of any Plan of Solectron or for the appointment by the appropriate United States district court of a trustee to administer any Plan of Solectron shall have occurred and be continuing thirty days after notice to such effect shall have been given to Solectron by BNPLC, or any Plan of Solectron shall be terminated, or a trustee shall be appointed by an appropriate United States district court to administer any Plan of Solectron, or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any Plan of Solectron or to appoint a trustee to administer any Plan of Solectron.

                (xii) Solectron or any of its Affiliates shall enter into any transaction which would cause this Lease, the Purchase Agreement or any other document executed in connection herewith (or any exercise of BNPLC's rights hereunder or thereunder) to constitute a non-exempt prohibited transaction under ERISA.

                (xiii) Guarantor shall breach or repudiate its guarantee of the obligations of Solectron under this Lease, the Purchase Agreement or the Closing Certificate or Guarantor shall fail to comply with any other covenants of Guarantor in the Guaranty including the obligations of Guarantor set forth Section 10 of the Guaranty.

                (xiv) Any breach by Solectron of subparagraph 16.(b)(iii) resulting from Solectron's failure to notify BNPLC of a material Default known to a Responsible Financial Officer.

                (xv) Any representation of Solectron contained herein, in the Closing Certificate or in the Purchase Agreement is false or misleading in any material respect, or any certificate delivered to BNPLC by or on behalf of Solectron as required by this Lease is false or misleading in any material respect.

                (xvi) Any representation of Guarantor contained in the Guaranty is false or misleading in any material respect, or any certificate, if any, delivered to BNPLC by or on behalf of Guarantor as may be required by the Guaranty is false or misleading in any material respect.

        18. REMEDIES.

            (a) Basic Remedies. At any time when an Event of Default has occurred and is continuing, BNPLC may notify Solectron that BNPLC intends after the expiration of sixty days to exercise remedies provided in this subparagraph 18.(a). At any time more than sixty days after BNPLC has given such a notice to Solectron, and regardless of whether any Event of Default continues throughout or after such sixty days, BNPLC shall be entitled at BNPLC's option and without limiting BNPLC in the exercise of any other right or remedy BNPLC may have, and without any further demand or notice except as expressly described in this subparagraph 18.(a), to exercise the following remedies:

                (i) By notice to Solectron, BNPLC may terminate Solectron's right to possession of the Property. A notice given in connection with unlawful detainer proceedings specifying a time within which to cure a default shall terminate Solectron's right to possession if Solectron fails to cure the default within the time specified in the notice.

                (ii) Upon termination of Solectron's right to possession and without further demand or notice, BNPLC may re-enter the Property in any manner not prohibited by Applicable Law and take possession of all improvements, additions, alterations, equipment and fixtures thereon and remove any persons in possession thereof. Any property on the Land or in the Improvements may be removed and stored in a warehouse or elsewhere at the expense and risk of and for the account of Solectron.

                (iii) Upon termination of Solectron's right to possession, this Lease shall terminate and BNPLC may recover from Solectron:

                      a) The worth at the time of award of the unpaid Rent which had been earned at the time of termination;

                      b) The worth at the time of award of the amount by which
                the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Solectron proves could have been reasonably avoided;

                      c) The worth at the time of award of the amount by which
                the unpaid Rent for the balance of the scheduled Term after the time of award exceeds the amount of such rental loss that Solectron proves could be reasonably avoided; and

                      d) Any other amount necessary to compensate BNPLC for all
                the detriment proximately caused by Solectron's failure to perform Solectron's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the costs and expenses (including Attorneys' Fees, advertising costs and brokers' commissions) of recovering possession of the Property, removing persons or property therefrom, placing the Property in good order, condition, and repair, preparing and altering the Property for reletting, all other costs and expenses of reletting, and any loss incurred by BNPLC as a result of Solectron's failure to perform Solectron's obligations under the Purchase Agreement.

                The "WORTH AT THE TIME OF AWARD" of the amounts referred to in subparagraph 18.(a)(iii)a) and subparagraph 18.(a)(iii)b) shall be computed by allowing interest at ten percent (10%) per annum or such other rate as may be the maximum interest rate then permitted to be charged under Washington law at the time of computation. The "WORTH AT THE TIME OF AWARD" of the amount referred to in subparagraph 18.(a)(iii)c) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                      e) Such other amounts in addition to or in lieu of the
                foregoing as may be permitted from time to time by applicable Washington law.

                (iv) Even if Solectron breaches this Lease and abandons the Property, this Lease shall continue in effect for so long as BNPLC does not terminate Solectron's right to possession, and BNPLC may enforce all of BNPLC's rights and remedies under this Lease, including the right to recover the Rent as it becomes due under this Lease. Solectron's right to possession shall not be deemed to have been terminated by BNPLC except pursuant to subparagraph 18.(a)(i) hereof. The following shall not constitute a termination of Solectron's right to possession:

                      a) Acts of maintenance or preservation or efforts to relet the Property;

                      b) The appointment of a receiver upon the initiative of
                BNPLC to protect BNPLC's interest under this Lease; or

                      c) Reasonable withholding of consent to an assignment or
               subletting, or terminating a subletting or assignment by Solectron.

               (b) Enforceability. This Paragraph 18 shall be enforceable to the maximum extent not prohibited by Applicable Law, and the unenforceability of any provision in this Paragraph shall not render any other provision unenforceable.

               (c) Remedies Cumulative. No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing under Applicable Law or in equity; however, before exercising any right or remedy available under Applicable Law or in equity to evict Solectron from the Property or to terminate Solectron's right of occupancy hereunder, BNPLC shall give Solectron at least sixty days notice as contemplated in the first sentence of subparagraph 18.(a). In addition to other remedies provided in this Lease, BNPLC shall be entitled, to the extent permitted by Applicable Law or in equity, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the other covenants, agreements, conditions or provisions of this Lease to be performed by Solectron, or to any other remedy allowed to BNPLC at law or in equity. Nothing contained in this Lease shall limit or prejudice the right of BNPLC to prove for and obtain in proceedings for bankruptcy or insolvency of Solectron by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above. Without limiting the generality of the foregoing, nothing contained herein shall modify, limit or impair any of the rights and remedies of BNPLC under the Purchase Agreement, and BNPLC shall not be required to give the sixty day notice described in subparagraph 18.(a) as a condition to any acceleration of the Designated Sale Date or to taking any action to enforce the Purchase Agreement or the Closing Certificate.

        19. DEFAULT BY BNPLC. If BNPLC should default in the performance of any of its obligations under this Lease, BNPLC shall have the time reasonably required, but in no event less than thirty days, to cure such default after receipt of notice from Solectron specifying such default and specifying what action Solectron believes is necessary to cure the default. If Solectron prevails in any litigation brought against BNPLC because of BNPLC's failure to cure a default within the time required by the preceding sentence, then Solectron shall be entitled to an award against BNPLC for the monetary damages proximately caused to Solectron by such default.

        Notwithstanding the foregoing, BNPLC's right to cure as provided in this Paragraph 19 will not in any event extend the time within which BNPLC must remove Liens Removable by BNPLC as required by Paragraph 20 beyond the Designated Sale Date.

        20. QUIET ENJOYMENT. Provided Solectron pays the Base Rent and all Additional Rent payable hereunder as and when due and payable and keeps and fulfills all of the terms, covenants, agreements and conditions to be performed by Solectron hereunder, BNPLC shall not during the Term disturb Solectron's peaceable and quiet enjoyment of the Property; however, such enjoyment shall be subject to the terms, provisions, covenants, agreements and conditions of this Lease, to Permitted Encumbrances, to Development Documents and to any other claims not constituting Liens Removable by BNPLC. If any Lien Removable by BNPLC is claimed against the Property, including any judgment lien securing a Deductible Judgment against BNPLC, BNPLC will remove the Lien Removable by BNPLC promptly. However, BNPLC shall not be responsible for any Lien that is expressly excluded from the definition of Liens Removable by BNPLC in the attached List of Defined Terms. Any breach by BNPLC of this Paragraph shall render BNPLC liable to Solectron for any monetary damages proximately caused thereby, but as more specifically provided in Paragraph 2 above, no such breach shall entitle Solectron to terminate this Lease or excuse Solectron from its obligation to pay Base Rent and other amounts hereunder.

        21. SURRENDER UPON TERMINATION. Unless Solectron or an Applicable Purchaser purchases BNPLC's entire interest in the Property pursuant to the terms of the Purchase Agreement, Solectron shall, upon the termination of Solectron's right to occupancy, surrender to BNPLC the Property, including any buildings, alterations, improvements, replacements or additions constructed by Solectron, with all fixtures and furnishings included in the Property, but not including movable furniture and movable personal property not covered by this Lease, free of all Hazardous Substances (including Permitted Hazardous Substances) and tenancies and, to the extent required by BNPLC, with all Improvements in substantially the same condition as of the date the same were initially completed, excepting only (i) ordinary wear and tear that occurs between the maintenance, repairs and replacements required by other provisions of this Lease, and (ii) alterations and additions which are expressly permitted by the terms of this Lease and which have been completed by Solectron in a good and workmanlike manner in accordance with all Applicable Laws. Any movable furniture or movable personal property belonging to Solectron or any party claiming under Solectron, if not removed at the time of such termination and if BNPLC shall so elect, shall be deemed abandoned and become the property of BNPLC without any payment or offset therefor. If BNPLC shall not so elect, BNPLC may remove such property from the Property and store it at Solectron's risk and expense. Solectron shall bear the expense of repairing any damage to the Property caused by such removal by BNPLC or Solectron.

        22. HOLDING OVER BY SOLECTRON. Should Solectron not purchase BNPLC's right, title and interest in the Property as provided in the Purchase Agreement, but nonetheless continue to hold the Property after the termination of this Lease without BNPLC's consent, whether such termination occurs by lapse of time or otherwise, such holding over shall constitute and be construed as a tenancy from day to day only, at a daily Base Rent equal to: (i) Stipulated Loss Value on the day in question, times (ii) (A) the Prime Rate in effect for such day so long as the holdover period does not extend beyond ninety days and (B) for each such day beginning with the ninety-first day after the holdover commences, two percent (2%) above the Prime Rate; divided by (iii) three hundred and sixty; subject, however, to all of the terms, provisions, covenants and agreements on the part of Solectron hereunder. No payments of money by Solectron to BNPLC after the termination of this Lease shall reinstate, continue or extend the Term of this Lease and no extension of this Lease after the termination thereof shall be valid unless and until the same shall be reduced to writing and signed by both BNPLC and Solectron.

        23. INDEPENDENT OBLIGATIONS EVIDENCED BY THE PURCHASE AGREEMENT AND CLOSING CERTIFICATE. Solectron acknowledges and agrees that nothing contained in this Lease shall limit, modify or otherwise affect any of Solectron's obligations under the Purchase Agreement or the Closing Certificate, which obligations are intended to be separate, independent and in addition to, and not in lieu of, the obligations set forth herein. In the event of any inconsistency between the terms and provisions of the Purchase Agreement and the terms and provisions of this Lease, the terms and provisions of the Purchase Agreement shall control. In the event of any inconsistency between the terms and provisions of the Closing Certificate and the terms and provisions of this Lease, the terms and provisions of this Lease shall control; provided, nothing in this Lease shall be construed to limit or impair the indemnities provided by Solectron in the Closing Certificate, including the indemnity therein provided against Environmental Losses.

        24. WAIVER OF JURY TRIAL. BNPLC AND SOLECTRON EACH HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LEASE OR ANY OTHER DOCUMENT OR DEALINGS BETWEEN THEM RELATING TO THIS LEASE OR THE PROPERTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Solectron and BNPLC each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Lease and the other documents referred to herein, and that each will continue to rely on the waiver in their related future dealings. Solectron and BNPLC each further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS LEASE OR THE PROPERTY. In the event of litigation, this Lease may be filed as a written consent to a trial by the court.

        25. MISCELLANEOUS.

            (a) Notices. Each provision of this Lease, or of any Applicable Laws with reference to the sending, mailing or delivery of any notice or demand hereunder or with reference to the making of any payment required hereunder, shall be deemed to be complied with when and if the following steps are taken:

            (i) All Rent required to be paid by Solectron to BNPLC hereunder shall be paid to BNPLC in immediately available funds by wire transfer to:

                        Federal Reserve Bank of New York
                                 ABA    026007689    Banque Nationale de Paris
                                 /BNP/  BNP San Francisco
                                 /AC/   14334000176
                                 /Ref/  Solectron (Solectron Washington
                                        Synthetic Lease)

        or at such other place and in such other manner as BNPLC may designate in a notice to Solectron.

               (ii) All advances paid to Solectron by BNPLC hereunder or in connection herewith shall be paid to Solectron in immediately available funds by wire transfer to:

                                 Seafirst Bank
                                 800 Fifth Ave. Seattle, WA 98124

                                 Account Name:  Solectron Washington General
                                                Account
                                 Account No.:   67539213
                                 ABA:           125000024
                                 Reference:     Washington Synthetic Lease

        or at such other place and in such other manner as Solectron may designate in a notice signed by Solectron's Treasurer or Chief Financial Officer to BNPLC.

            (iii) All notices, demands, approvals, consents and other communications to be made hereunder to or by the parties hereto must, to be effective for purpose of this Lease, be in writing. Notices, demands and other communications required or permitted hereunder are to be sent to the addresses set forth below (or in the case of communications to Participants, at the addresses set forth in Schedule 1 to the Participation Agreement) and shall be given by any of the following means: (A) personal service, with proof of delivery or attempted delivery retained; (B) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by United States first class mail, return receipt requested); or (C) registered or certified first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice or other communication sent pursuant to clause (A) or (C) hereof shall be deemed received (whether or not actually received) upon first attempted delivery at the proper notice address on any Business Day between 9:00 A.M. and 5:00 P.M., and any notice or other communication sent pursuant to clause (B) hereof shall be deemed received upon dispatch by electronic means.

                    Address of BNPLC:

                    BNP Leasing Corporation
                    717 North Harwood Street
                    Suite 2630
                    Dallas, Texas 75201
                    Attention: Lloyd G. Cox
                    Telecopy: (214) 969-0060

                    With a copy to:

                    Banque Nationale de Paris, San Francisco
                    180 Montgomery Street
                    San Francisco, California 94104
                    Attention: Rafael Lumanlan or Stuart Darby
                    Telecopy: (415) 296-8954

                    And with a copy to:

                    Clint Shouse
                    Thompson & Knight, P.C.
                    1700 Pacific Avenue
                    Suite 3300
                    Dallas, Texas 75201
                    Telecopy: (214) 969-1550

                    Address of Solectron:

                    Solectron Washington, Inc.
                    777 Gibraltar Drive, Building #5
                    Milpitas, CA  95035
                    Attn: Chief Financial Officer
                    Telecopy: (408) 956-6059

                    With a copy to:

                    Wilson, Sonsini, Goodrich & Rosati
                    650 Page Mill
                    Palo Alto, California  94304-1050
                    Attention:  Real Estate Department/DSS
                    Telecopy: (415) 493-6811


            (b) Severability. If any term or provision of this Lease or the application thereof shall to any extent be held by a court of competent jurisdiction to be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision other than to the extent to which it is invalid or unenforceable, shall not be affected thereby.

            (c) No Merger. There shall be no merger of this Lease or of the leasehold estate created hereby created with any other interest in the Property by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate created hereby and any other interest in the Property, unless all Persons with an interest in the Property that would be adversely affected by any such merger specifically agree in writing that such a merger shall occur.

            (d) No Implied Waiver. The failure of BNPLC or Solectron to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any breach of this Lease shall not prevent a similar subsequent act from constituting a violation. Any express waiver shall affect only the term or condition specified in such waiver and only for the time and in the manner specifically stated therein. A receipt by BNPLC of any Base Rent or other payment hereunder with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by the waiving party.

            (e) NO IMPLIED REPRESENTATIONS BY BNPLC. BNPLC AND BNPLC'S AGENTS HAVE MADE NO REPRESENTATIONS OR PROMISES WITH RESPECT TO THE PROPERTY EXCEPT AS EXPRESSLY SET FORTH HEREIN AND IN THE PURCHASE AGREEMENT, AND NO RIGHTS, EASEMENTS OR LICENSES ARE ACQUIRED BY SOLECTRON BY IMPLICATION OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE AND THE PURCHASE AGREEMENT.

            (f) Entire Agreement. This Lease, the Purchase Agreement, the Closing Certificate, and the other documents dated as of the Effective Date which are being executed by Solectron and executed or accepted by BNPLC contemporaneously with the execution of this Lease supersede any prior negotiations and agreements between BNPLC and Solectron concerning the Property, and no amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

            (g) Binding Effect. All of the covenants, agreements, terms and conditions to be observed and performed by the parties hereto shall be applicable to and binding upon their respective successors and, to the extent assignment is permitted hereunder, their respective assigns.

            (h) Time is of the Essence. Time is of the essence as to all obligations of Solectron and BNPLC and all notices required of Solectron and BNPLC under this Lease.

            (i) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Washington without regard to conflict or choice of laws.

            (j) Paragraph Headings. The paragraph headings contained in this Lease are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

            (k) Other Terms and References. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural and vice versa, unless the context otherwise requires. References herein to Paragraphs, subparagraphs or other subdivisions shall refer to the corresponding Paragraphs, subparagraphs or subdivisions of this Lease, unless specific reference is made to another document or instrument. References herein to any Schedule or Exhibit shall refer to the corresponding Schedule or Exhibit attached hereto, which shall be made a part hereof by such reference. All capitalized terms used in this Lease which refer to other documents shall be deemed to refer to such other documents as they may be renewed, extended, supplemented, amended or otherwise modified from time to time, provided such documents are not renewed, extended or modified in breach of any provision contained herein or therein or, in the case of any other document to which BNPLC is a party or of which BNPLC is an intended beneficiary, without the consent of BNPLC. All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. The words "this Lease", "herein", "hereof", "hereby", "hereunder" and words of similar import when used in this Lease refer to this Lease as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Paragraph" and "this subparagraph" and similar phrases used herein refer only to the Paragraphs or subparagraphs in which the phrase occurs. As used herein the word "or" is not exclusive. As used herein the words "include", "including" and similar terms shall be construed as if followed by "without limitation to".

            (l) Not a Partnership, Etc. NOTHING IN THIS LEASE IS INTENDED TO BE OR TO CREATE ANY PARTNERSHIP, JOINT VENTURE, OR OTHER JOINT ENTERPRISE BETWEEN BNPLC AND SOLECTRON. NEITHER THE EXECUTION OF THIS LEASE NOR THE ADMINISTRATION OF THIS LEASE OR OTHER DOCUMENTS REFERENCED HEREIN BY BNPLC, NOR ANY OTHER RIGHT, DUTY OR OBLIGATION OF BNPLC UNDER OR PURSUANT TO THIS LEASE OR SUCH DOCUMENTS IS INTENDED TO BE OR TO CREATE ANY FIDUCIARY OBLIGATIONS OF BNPLC TO SOLECTRON.

        26. INCOME TAX REPORTING. BNPLC and Solectron intend this Lease and the Purchase Agreement to have a form for income taxes which is different than the form of this Lease and the Purchase Agreement for other purposes, and thus the parties acknowledge and agree as follows:

               a) FOR PURPOSES OF DETERMINING THEIR RESPECTIVE FEDERAL, STATE AND LOCAL INCOME TAX OBLIGATIONS, BNPLC and Solectron believe and intend that this Lease and the Purchase Agreement constitute a financing arrangement or conditional sale. Both BNPLC and Solectron agree to report this Lease and the Purchase Agreement as a financing arrangement or conditional sale on their respective income tax returns (the "REQUIRED REPORTING"), unless such Required Reporting is challenged in writing by the Internal Revenue Service or another governmental authority with jurisdiction (a "TAX CHALLENGE"). Consistent with the foregoing, BNPLC and Solectron expect that Solectron (and not BNPLC) shall be treated as the true owner of the Property for income tax purposes, thereby entitling Solectron (and not BNPLC) to take depreciation deductions and other tax benefits available to the owner. Solectron shall also report all interest earned on Escrowed Proceeds as Solectron's income for federal, state and local income tax purposes. REFERENCES IN THIS LEASE OR IN THE PURCHASE AGREEMENT TO A "LEASE" OR TO "LEASED PROPERTY" ARE NOT INTENDED FOR INCOME TAX PURPOSES TO REFLECT THE INTENT OF BNPLC OR SOLECTRON AS TO THE FORM OF THE TRANSACTIONS COVERED BY, OR THE PROPER CHARACTERIZATION OF, THIS LEASE AND THE PURCHASE AGREEMENT.

               b) FOR ALL OTHER PURPOSES, INCLUDING THE DETERMINATION OF THE APPROPRIATE FINANCIAL ACCOUNTING FOR THIS LEASE AND THE DETERMINATION OF THEIR RESPECTIVE RIGHTS AND REMEDIES UNDER STATE LAW, BNPLC and Solectron believe and intend that (i) this Lease constitutes a true Lease, not a mere financing arrangement, enforceable in accordance with its express terms (and neither this subparagraph 26 nor the provisions referencing this subparagraph on the title page of this Lease nor the corresponding provisions in the Purchase Agreement are intended to affect the enforcement of any other provisions of this Lease or the Purchase Agreement) and (ii) the Purchase Agreement shall constitute a separate and independent contract, enforceable in accordance with the express terms and conditions set forth therein. In this regard, Solectron acknowledges that Solectron asked BNPLC to participate in the transactions evidenced by this Lease and the Purchase Agreement as a landlord and owner of the Property, not as a lender. Although other transactions might have been used to accomplish similar results, Solectron expects to receive certain material accounting and other advantages through the use of a lease transaction. Accordingly, and notwithstanding the Required Reporting for income tax purposes, Solectron cannot equitably deny that this Lease and the Purchase Agreement should be construed and enforced in accordance with their respective terms, rather than as a mortgage or other security device, in any action brought by BNPLC to enforce this Lease or the Purchase Agreement.

In the event of a Tax Challenge, BNPLC and Solectron shall each provide to the other copies of all notices from the Internal Revenue Service or any other governmental authority presenting the Tax Challenge. Further, before changing from the Required Reporting because of a Tax Challenge, BNPLC and Solectron shall each consider in good faith any reasonable suggestions received from the other party to this Lease about an appropriate response to the Tax Challenge; provided, however, that the suggestions are set forth in a written notice delivered no later than thirty Business Days after the suggesting party is first notified of the Tax Challenge; and, provided further, that when presented with a Tax Challenge, BNPLC and Solectron shall each have the right to change from the Required Reporting rather than participate in any litigation or other legal proceeding against the Internal Revenue Service or another governmental authority. In any event, Solectron must indemnify and hold harmless BNPLC from and against all liabilities, costs, additional taxes and other expenses that may arise or become due because of any challenge to the Required Reporting or because of any resulting recharacterization of this Lease or the Purchase Agreement required by the Internal Revenue Service or another governmental authority, including any additional taxes that may become due upon any sale under the Purchase Agreement, to the extent (if any) that such liabilities, costs, additional taxes and other expenses are not offset by tax savings resulting from additional depreciation deductions or other tax benefits to BNPLC of the recharacterization.

        27. PROPRIETARY INFORMATION AND CONFIDENTIALITY. Solectron shall have no obligation to provide proprietary information (as defined in the next sentence) to BNPLC, except and to the extent that (1) BNPLC reasonably determines that BNPLC cannot accomplish the purposes of BNPLC's inspection of the Property pursuant to the various provisions hereof without evaluating such information, and (2) before conducting any inspections of the Property permitted hereunder BNPLC shall, if requested by Solectron, confirm and ratify the confidentiality agreements covering such proprietary information set forth in subparagraph 7.(f). For purposes of this Lease "PROPRIETARY INFORMATION" means Solectron's intellectual property, trade secrets and other confidential information of value to Solectron about, among other things, Solectron's products, marketing and corporate strategies, but in no event will "proprietary information" include any disclosure of substances and materials (and their chemical composition) which are or previously have been present in, on or under the Property at the time of any inspections by BNPLC, nor will "proprietary information" include any additional disclosures reasonably required to permit BNPLC to determine whether the presence of such substances and materials has constituted a violation of Environmental Laws or this Lease. In addition, under no circumstances shall Solectron have any obligation to disclose to BNPLC or any other party any proprietary information of Solectron (including, without limitation, any pending applications for patents or trademarks, any research and design and any trade secrets) except if and to the limited extent reasonably necessary to comply with the express provisions of this Lease.





                          [The signature pages follow.]

        IN WITNESS WHEREOF, Solectron and BNPLC have caused this Amended and Restated Lease Agreement to be executed as of July 1, 1998.



                                         "SOLECTRON"

                                         SOLECTRON WASHINGTON, INC.


                                         By:  /s/ LOUIS F. BIECK
                                             -----------------------------------
                                             Name (print): Louis F. Bieck
                                             Title: Vice President

[Continuation of signature pages to Amended and Restated Lease Agreement dated to be effective July 1, 1998]



                                        "BNPLC"

                                        BNP LEASING CORPORATION


                                        By:  /s/ LLOYD G. COX
                                            ------------------------------------
                                            Lloyd G. Cox, Vice President

                                    Exhibit A

                                LEGAL DESCRIPTION


All that certain real property situate in the City of Everett, County of Snohomish, State of Washington, being a portion of the Southwest quarter of
Section 2, and a portion of the Southeast quarter of Section 3, all in Township 28 North, Range 4 East, W.M., and also being a portion of Lot 2 Binding Site Plan/Record of Survey recorded under Snohomish County Recording Number 8910255010, and being more particularly described as follows:

BEGINNING at the quarter corner common to said Sections 2 and 3;

thence from said point of beginning along the East-West centerline of said
Section 2, South 88(Degree) 10'56" East 1192.73 feet;

thence leaving said East-West centerline South 01(Degree) 49'04" West 347.51 feet;

thence South 26(Degree) 07'32" East 208.83 feet;

thence South 12(Degree) 56'43" East 395.73 feet to the Northerly right of way line of Merrill Creek Parkway as deeded to the City of Everett under Snohomish County Recording Number 8801270201, Snohomish County records;

thence along said right of way line of Merrill Creek Parkway from a tangent that bears South 77(Degree) 03'17" West, along the arc of a curve to the left having a radius of 630.00 feet and a central angle of 37(Degree) 00'43", an arc length of 406.97 feet;

thence leaving said right of way line North 79(Degree) 36'24" West 1190.79 feet to the Easterly boundary of the Binding Site Plan/Record of Survey entitled Seaway Center Two/Intermec recorded under Snohomish County Recording Number 8910255009;

thence along said Easterly boundary North 00(Degree) 50'18" East 955.72 feet to the East-West centerline of said Section 3;

thence along said East-West centerline South 88(Degree) 33'31" East 136.77 feet to the point of beginning;

(ALSO KNOWN AS Lot 2F of Binding Site Plan/Record of Survey Seaway Center Five as recorded under Snohomish County Recording Number 9204015001);

TOGETHER WITH a non-exclusive driveway and access easement as set forth in document entitled Driveway and Assess Easement Agreement recorded under Snohomish County Recording Number 9711050088.


Situated in the County of Snohomish, State of Washington

                                    Exhibit B

                             PERMITTED ENCUMBRANCES


        This conveyance is subject to the following matters, but only to the extent the same are still valid and in full force and effect:

-       Liens securing TAXES AND ASSESSMENTS, not yet due and payable.

-       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

        GRANTEE:             Public Utility District No. 1 of Snohomish County
        PURPOSE:             Underground/overhead electric distribution system
        AREA AFFECTED:       Ten foot wide strips adjacent to right of way known
                             as Merrill Creek Parkway as conveyed to the City of Everett by deed recorded under Snohomish County
                             Recording Number 8801270201; and the North boundary of Seaway Blvd., TOGETHER WITH the right to extend and establish switch cabinets, transformers, pedestals and other appurtenances beyond said easement area onto adjacent property of the grantor

        RECORDED: July 26, 1988

        RECORDING NO.: 8807260343

        Contains covenant prohibiting structures over said easement or other activity which might endanger the underground system.

-       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

        GRANTEE:             City of Everett
        PURPOSE:             Utilities, drainageand detention pond facilities
                             and appurtenances
        AREA AFFECTED:       Portions of subject property
        RECORDED:            December 13, 1988
        RECORDING NO.:       8812130477

- Right to make necessary slopes for cuts or fills upon property herein described as granted to City of Everett by deed recorded under Recording No. 8801270201.

- ALL COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS OR OTHER SERVITUDES, if any, disclosed by Binding Site Plan/Survey as recorded under Snohomish County Recording Number 9204015001.

- The following as and to extent shown on as-built Survey prepared by W & H Pacific on March 20, 1997, under Job No. 3-2944-0133:

        A) Fence from Southerly adjoiner extends 2.2 feet Northerly of our South property line.

        B) Bird feeder post 0.79 feet South of North property line (belongs to property adjoiner to North).

        C) Property adjoiner to the North wood fence extends 0.11 feet South of subject property's North line.

        D) Along Easterly property line - 1/2 light pole onto subject property.

-       DRIVEWAY AND ACCESS EASEMENT AGREEMENT AND THE TERMS AND CONDITIONS
        THEREOF:

        GRANTEE:           Cintas Sales Corporation, an Ohio Corporation
        PURPOSE:           Ingress,  egress and  utilities and related rights as
                           in said instrument
        AREA AFFECTED:     Southeasterly portion of subject property
        RECORDED:          November 5, 1997
        RECORDING NO.:     9711050088

        Said easement contains a covenant to bear equal share of cost of construction, maintenance or repair of same.

-       EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

        GRANTEE:           City of Everett, a municipal corporation
        PURPOSE:           Sewer system and related rights as in said instrument
        AREA AFFECTED:     20 foot wide strip of land within Lot 2F
        RECORDED:          November 10, 1997
        RECORDING NO.:     9711100557

-        EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

        GRANTEE:           City of Everett, a municipal corporation
        PURPOSE:           Water system and related rights as in said instrument
        AREA AFFECTED:     15 foot wide strips of land within Lot 2F
        RECORDED:          November 12, 1997
        RECORDING NO.:     9711120701




















                               Exhibit B - Page 2

                                    Exhibit C

                 DESCRIPTION OF THE INITIAL CONSTRUCTION PROJECT

        Subject to future Scope Changes, the initial Construction Project will be substantially consistent with the following description:

        Two office/manufacturing buildings connected by a common office/corporate entrance/cafeteria area totaling approximately 176,000 square feet, together with parking areas for approximately 700 vehicles and other appurtenant improvements.

                                    Exhibit D

                            ESTOPPEL FROM CONTRACTORS

                                _________, 199__


BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd G. Cox

    Re:    Assignment of Construction Contract

Ladies and Gentlemen:

        The undersigned hereby represents to BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and covenants with BNPLC as follows:

        1. The undersigned has entered into that certain [Construction Contract] (the "CONSTRUCTION CONTRACT") by and between the undersigned and Solectron Washington, Inc. ("SOLECTRON") dated _______________, 199__ for the construction of the improvements to be constructed as part of Solectron's Everett campus leased by Solectron (the "IMPROVEMENTS") on the land described in the Lease described below (the "LAND" and, together with the Improvements and any other improvements now on or constructed in the future on the Land, the "PROJECT").

        2. The undersigned has also received a copy of the Amended and Restated Lease Agreement dated as of July 1, 1998 (the "LEASE"), pursuant to which BNPLC is leasing the Project to Solectron, and BNPLC has agreed, subject to the terms and conditions of the Lease, to provide a construction allowance for the construction of the Improvements. The Lease also requires, subject to certain limitations therein provided, that Solectron fulfill its obligations under the Construction Contract and related documents and indemnify BNPLC against any liability arising thereunder, all as more particularly provided in the Lease, reference to which is hereby made for all purposes.

        3. A complete and correct copy of the Construction Contract is attached to this letter. The Construction Contract is in full force and effect and has not been modified or amended, except as provided in any written modifications or amendments which are also attached to this letter.

        4. The undersigned has not sent or received any notice of default or any other notice for the purpose of terminating the Construction Contract, nor does the undesigned have knowledge of any existing circumstance or event which, but for the elapse of time or otherwise, would constitute a default by the undersigned or by Solectron under the Construction Contract.

        The undersigned acknowledges and agrees that:

        a) Title to all Improvements shall, when constructed on the Land, pass directly to BNPLC, not to Solectron. BNPLC shall not, however, be held liable for, and the undersigned shall not assert, any claims, demands or liabilities against BNPLC arising under or in any way relating to the Construction Contract; provided, this paragraph will not (1) be construed as a waiver of any statutory mechanic's or materialmen's liens against the Land or the improvements thereon that may otherwise exist or arise in favor of the undersigned, or (2) prohibit the

BNP Leasing Corporation
_______________, 199___
Page 2



undersigned from asserting any claims or making demands against BNPLC under the Construction Contract if BNPLC elects in writing, pursuant to Paragraph b) below, to assume the Construction Contract in the event Solectron's right to possession of the Land is terminated, in which event BNPLC shall be liable for the unpaid balance of the contract sum due for the work of the undersigned, payable pursuant to (and subject to the terms and conditions set forth for the benefit of the owner in) the Construction Contract, but in no event shall BNPLC otherwise be personally liable for any acts or omissions on the part of Solectron.

        b) Upon any termination of Solectron's right to possession of the Project under the Lease, including any eviction of Solectron resulting from an Event of Default (as defined in the Lease), BNPLC may, by notice to the undersigned and without the necessity of the execution of any other document, assume Solectron's rights and obligations under the Construction Contract, cure any defaults by Solectron thereunder and enforce the Construction Contract and all rights of Solectron thereunder. Within ten days of receiving notice from BNPLC that Solectron's right to possession has been terminated, the undersigned shall send to BNPLC a written estoppel letter stating: (i) that the undersigned has not performed any act or executed any other instrument which invalidates or modifies the Construction Contract in whole or in part (or, if so, the nature of such modification); (ii) that the Construction Contract is valid and subsisting and in full force and effect; (iii) that there are no defaults or events of default then existing under the Construction Contract and no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default or event of default (or, if there is a default, the nature of such default in detail); (iv) that the construction contemplated by the Construction Contract is proceeding in a satisfactory manner in all material respects (or if not, a detailed description of all significant problems with the progress of construction); (v) a reasonably detailed report of the then critical dates projected by the undersigned for work and deliveries required to complete the Project; (vi) the total amount received by the undersigned for construction through the date of the letter; (vii) the estimated total cost of completing the undersigned's work as of the date of the letter, together with a current draw schedule; and (viii) any other information BNPLC may request to allow it to decide whether to assume the Construction Contract. BNPLC shall have seven days from receipt of such written certificate containing all such requested information to decide whether to assume the Construction Contract. If BNPLC fails to assume the Construction Contract within such time, the undersigned agrees that BNPLC shall not be liable for (and the undersigned shall not assert or bring any action against BNPLC or, except for any statutory lien rights, against the Land or improvements thereon for) any damages or other amounts resulting from the breach or termination of the Construction Contract or under any other theory of liability of any kind or nature, but rather the undersigned shall look solely to Solectron (and any statutory lien rights) for the recovery of any such damages or other amounts.

        c) If BNPLC notifies the undersigned that BNPLC shall not assume the Construction Contract pursuant to the preceding paragraph following the termination of Solectron's right to possession of the Project under the Lease, the undersigned shall immediately discontinue the work under the Construction Contract and remove its personnel from the Project, and BNPLC shall be entitled to take exclusive possession of the Project. The undersigned shall also, upon request by BNPLC, deliver and assign to BNPLC all plans and specifications and other contract documents previously delivered to the undersigned (except that the undersigned may keep an original set of the Construction Contract and other contract documents executed by Solectron), all other material relating to the work which belongs to BNPLC or Solectron, and all papers and documents relating to governmental permits, orders placed, bills and invoices, lien releases and financial management under the Construction Contract. Notwithstanding the undersigned's receipt of any notice from BNPLC that BNPLC declines to assume the Construction Contract, the undersigned shall for a period not to exceed fifteen days after receipt of such notice take




                               Exhibit D - Page 2

BNP Leasing Corporation
_______________, 199___
Page 3



such steps, at BNPLC's expense, as are reasonably necessary to preserve and protect work completed and in progress and to protect materials, equipment and supplies at the site or in transit.

        d) No action taken by BNPLC or the undersigned with respect to the Construction Contract shall prejudice any other rights or remedies of BNPLC or the undersigned provided by law, by the Lease, by the Construction Contract or otherwise against Solectron.

        e) The undersigned agrees promptly to notify BNPLC of any material default or claimed material default by Solectron under the Construction Contract of which the undersigned is aware, describing with particularity the default and the action the undersigned believes is necessary to cure the same. The undersigned will send any such notice to BNPLC prominently marked "URGENT - NOTICE OF SOLECTRON'S DEFAULT UNDER CONSTRUCTION AGREEMENT WITH SOLECTRON WASHINGTON, INC. - EVERETT, WASHINGTON" at the address specified for notice below (or at such other addresses as BNPLC shall designate in notice sent to the undersigned), by certified or registered mail, return receipt requested. Following receipt of such notice, the undersigned will permit BNPLC or its designee to cure any such default within the time period reasonably required for such cure, but in no event less than thirty days. If it is necessary or helpful to take possession of all or any portion of the Project to cure a default by Solectron under the Construction Contract, the time permitted by the undersigned for cure by BNPLC will include the time necessary to terminate Solectron's right to possession of the Project and evict Solectron, provided that BNPLC commences the steps required to exercise such right within sixty days after it is entitled to do so under the terms of the Lease and applicable law. If the undersigned incurs additional costs due to the extension of the aforementioned cure period, the undersigned shall be entitled to an equitable adjustment to the price of the Construction Contract for such additional costs.

        f) Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery or (b) expedited delivery service with proof of delivery or (c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

To the undersigned:              _________________________
                                 _________________________
                                 _________________________
                                 Telecopy: (___) ___-_____

To BNPLC:                        BNP Leasing Corporation
                                 717 North Harwood Street
                                 Suite 2630
                                 Dallas, Texas 75201
                                 Attention: Lloyd G. Cox
                                 Telecopy: (214) 969-0060




                               Exhibit D - Page 3

BNP Leasing Corporation
_______________, 199___
Page 4



A copy of any such notice or communication will also be sent to Solectron by (a) personal delivery or (b) expedited delivery service with proof of delivery or
(c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

                               Solectron Washington, Inc.
                               ________________________________
                               ________________________________
                               ________________________________
                               Attention: _____________________
                               Telecopy: (___) ________________

        g) The undersigned acknowledges that it has all requisite authority to execute this letter. The undersigned further acknowledges that BNPLC has requested this letter, and is relying on the truth and accuracy of the representations made herein, in connection with BNPLC's decision to advance funds for construction under the Lease with Solectron.

                                        Very truly yours,

                                        ____________________________________



                                        By: ________________________________
                                            Name: __________________________
                                            Title: _________________________


        Solectron joins in the execution of this letter solely for the purpose of evidencing its consent hereto, including its consent to the provisions that would allow, but not require, BNPLC to assume the Construction Contract in the event Solectron is evicted from the Project.


                                        SOLECTRON WASHINGTON, INC.



                                        By: ________________________________
                                            Name: __________________________
                                            Title: _________________________








                               Exhibit D - Page 4

                                    Exhibit E

                       ESTOPPEL FROM ARCHITECTS/ENGINEERS

                                _________, 199__



BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd G. Cox

        Re:    Assignment of [Architect's/Engineer's] Agreement

Ladies and Gentlemen:

        The undersigned hereby represents to BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and covenants with BNPLC as follows:

        1. The undersigned has entered into that certain [Architects/Engineers Agreement] (the "AGREEMENT") by and between the undersigned and Solectron Washington, Inc. ("SOLECTRON") dated _______, 199__ for the [design] of the improvements to be constructed as part of Solectron's Everett campus by Solectron (the "IMPROVEMENTS") on the land described in the Lease described below (the "LAND" and, together with the Improvements and any other improvements now on or constructed in the future on the Land, the "PROJECT").

        2. The undersigned has been advised that BNPLC owns the Land.

        3. The undersigned has also received a copy of the Amended and Restated Lease Agreement dated as of July 1, 1998 (the "LEASE"), pursuant to which BNPLC is leasing the Project to Solectron, and BNPLC has agreed, subject to the terms and conditions of the Lease, to provide a construction allowance for Solectron's construction of the Improvements. The Lease also requires Solectron to fulfill all obligations of Solectron under the Agreement and related documents and to indemnify BNPLC against any liability arising thereunder, all as more particularly provided in the Lease, reference to which is hereby made for all purposes.

        4. A complete and correct copy of the Agreement is attached to this letter. The Agreement is in full force and effect and has not been modified or amended. The Agreement is in full force and effect and has not been modified or amended, except as provided in any written modifications or amendments which are also attached to this letter.

        5. The undersigned has not sent or received any notice of default or any other notice for the purpose of terminating the Agreement, nor does the undersigned have knowledge of any existing circumstance or event which, but for the elapse of time or otherwise, would constitute a default by the undersigned or by Solectron under the Agreement.

        The undersigned acknowledges and agrees that:

        a) BNPLC shall not be held liable for, and the undersigned shall not assert, any claims, demands or liabilities against BNPLC or against the Project arising under or in any way relating to the Agreement; provided, this paragraph will not prohibit the undersigned from asserting any claims or making demands under the Agreement

BNP Leasing Corporation
______________, 199____
Page 2



if BNPLC elects in writing, pursuant to Paragraph b) below, to assume the Agreement in the event Solectron's right to possession of the Land is terminated, in which event BNPLC shall be liable thereunder for (but only for) any acts or omissions on the part of BNPLC occurring after the date on which BNPLC notifies the undersigned of BNPLC's election to assume the Agreement.

        b) Upon any termination of Solectron's right to possession of the Project under the Lease, including any eviction of Solectron resulting from an Event of Default (as defined in the Lease), BNPLC may, by notice to the undersigned and without the necessity of the execution of any other document, assume Solectron's rights and obligations under the Agreement, cure any defaults by Solectron thereunder and enforce the Agreement and all rights of Solectron thereunder. Within ten days of receiving notice from BNPLC that Solectron's right to possession has been terminated, the undersigned shall send to BNPLC a written estoppel letter stating: (i) that the undersigned has not performed any act or executed any other instrument which invalidates or modifies the Agreement in whole or in part (or, if so, the nature of such modification); (ii) that the Agreement is valid and subsisting and in full force and effect; (iii) that there are no defaults or events of default then existing under the Agreement and no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default or event of default (or, if there is a default, the nature of such default in detail); (iv) that the services contemplated by the Agreement are proceeding in a satisfactory manner in all material respects (or if not, a detailed description of all significant problems with the progress of services); (v) a reasonably detailed report of the then critical dates estimated by the undersigned for services required to complete the construction project; (vi) the total amount received by the undersigned for services through the date of the letter; (vii) the estimated total cost of completing such services as of the date of the letter, together with a current payment schedule; and (viii) any other information BNPLC may request to allow it to decide whether to assume the Agreement. BNPLC shall have thirty days from receipt of such written certificate containing all such requested information to decide whether to assume the Agreement. If BNPLC fails to assume the Agreement within such time, the undersigned agrees that BNPLC shall not be liable for (and the undersigned shall not assert or bring any action against BNPLC or against the Land or improvements thereon for) any damages or other amounts resulting from the breach or termination of the Agreement or under any other theory of liability of any kind or nature, but rather the undersigned shall look solely to Solectron for the recovery of any such damages or other amounts.

        c) If BNPLC notifies the undersigned that BNPLC shall not assume the Agreement pursuant to the preceding paragraph following the termination of Solectron's right to possession of the Project under the Lease, the undersigned shall immediately discontinue the services under the Agreement and remove its personnel from the Project, and BNPLC shall be entitled to take exclusive possession of the Project. The undersigned shall also, upon request by BNPLC, deliver and assign to the following, to the extent that Solectron or BNPLC then owns or is entitled by the Agreement to the following: (1) all plans and specifications and other contract documents previously delivered to the undersigned (except that the undersigned may keep an original set of the Agreement and other contract documents executed by Solectron); (2) all other materials or documents relating to the services, and (3) all papers and documents relating to governmental permits, orders placed, bills and invoices, lien releases and financial management under the Agreement. Notwithstanding the undersigned's receipt of any notice from BNPLC that BNPLC declines to assume the Agreement, the undersigned shall for a period not to exceed fifteen days after receipt of such notice take such steps as are reasonably necessary to preserve and protect services completed and in progress.





                               Exhibit E - Page 2

BNP Leasing Corporation
______________, 199____
Page 3



        d) No action taken by BNPLC or the undersigned with respect to the Agreement shall prejudice any other rights or remedies of BNPLC or the undersigned provided by law, by the Lease, by the Agreement or otherwise against Solectron.

        e) The undersigned agrees promptly to notify BNPLC of any material default or claimed material default by Solectron under the Agreement of which the undersigned is aware, describing with particularity the default and the action the undersigned believes is necessary to cure the same. The undersigned will send any such notice to BNPLC prominently marked "URGENT - NOTICE OF SOLECTRON'S DEFAULT UNDER AGREEMENT WITH SOLECTRON WASHINGTON, INC. - EVERETT, WASHINGTON" at the address specified for notice below (or at such other addresses as BNPLC shall designate in notice sent to the undersigned), by certified or registered mail, return receipt requested. Following receipt of such notice, the undersigned will permit BNPLC or its designee to cure any such default within the same time period that Solectron itself would have to cure (if any) pursuant to the Agreement, but in no event less than thirty days.

        f) Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery or (b) expedited delivery service with proof of delivery or (c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

To the undersigned:
                                 -------------------------

                                 -------------------------

                                 -------------------------
                                 Telecopy: (___) ___-_____

To BNPLC:                        BNP Leasing Corporation
                                 717 North Harwood Street
                                 Suite 2630
                                 Dallas, Texas 75201
                                 Attention: Lloyd G. Cox
                                 Telecopy: (214) 969-0060

A copy of any such notice or communication will also be sent to Solectron by (a) personal delivery or (b) expedited delivery service with proof of delivery or
(c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:



                               Solectron Washington, Inc.

                               --------------------------------

                               --------------------------------

                               --------------------------------

                               --------------------------------
                               Attention:
                                         ----------------------
                               Telecopy: (___) ________________



                               Exhibit E - Page 3

BNP Leasing Corporation
_______________, 199___
Page 4



    g) The undersigned acknowledges that it has all requisite authority to execute this letter. The undersigned further acknowledges that BNPLC has requested this letter, and is relying on the truth and accuracy of the representations made herein, in connection with BNPLC's decision to advance funds for construction under the Lease with Solectron.



                                        Very truly yours,

                                        ------------------------------------

                                        ------------------------------------



                                        By:
                                           ---------------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------


     Solectron joins in the execution of this letter solely for the purpose of evidencing its consent hereto, including its consent to the provisions that would allow, but not require, BNPLC to assume the Agreement in the event Solectron is evicted from the Project.


                                        SOLECTRON WASHINGTON, INC.


                                        By:
                                           ---------------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------


                               Exhibit E - Page 4

                                    Exhibit F

                               DRAW REQUEST FORMS



                                 ________, 199__




BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd G. Cox

        Re:    Construction Advance Request No. __________ by
               Solectron Washington, Inc.

Ladies and Gentlemen:

        Reference is made to the Amended and Restated Lease Agreement between BNP Leasing Corporation (herein "BNPLC") and Solectron Washington, Inc. (herein "SOLECTRON") dated as of July 1, 1998 (herein the "LEASE"). Capitalized terms defined in the Lease and used but not defined in this letter are intended to have the meanings assigned to them in the Lease.

    Solectron hereby makes request for a Construction Advance in the amount of $________________ (herein the "CURRENT ADVANCE"). Included herewith are:

        1. An Application and Certificate for Payment based on AIA Form G702 (herein the "CONTRACTOR'S APPLICATION") from Solectron's general contractor or construction manager, attached to which is a schedule of values listing all subcontractors, suppliers and other parties to whom the general contractor or construction manager has or will make payments from the draw requested in the Contractor's Application. The Contractor's Application evidences an obligation incurred by (and previously paid by) Solectron for construction of Improvements and for which Solectron is entitled to reimbursement from the Current Advance.

        2. A list of any costs paid by Solectron, other than to the general contractor or construction manager, for which Solectron is entitled to reimbursement from the proceeds of the Current Advance (herein the "OTHER COSTS LIST").

[NOTE: DRAW REQUESTS NEED INCLUDE THE PARAGRAPHS MARKED BELOW WITH AN ASTERISK, AND THE INVOICES OR OTHER ITEMS DESCRIBED IN SUCH PARAGRAPHS, ONLY IF AND TO THE EXTENT THAT BNPLC MAY REQUEST IT AFTER THE LEASE IS EXECUTED]

        *3. Invoices and requests for payments from the subcontractors and others entitled to payment from the general contractor or construction manager for construction and related work covered by the Contractor's Application; excluding, however, invoices or requests from some or all subcontractors and others that, according to the Contractor's Application, are to be paid less than $200,000 from the draw requested in Contractor's Application. Such invoices and requests for payments are consistent with the detail shown in the schedule of values attached to the Contractor's Application.

        *4. Invoices or other evidence of the costs (if any) included in the Other Costs List.

        *5. A list of any "checks on hold" (i.e., payments withheld from subcontractors or suppliers by Solectron's general contractor or construction manager because of some defect or deficiency in the payee's request for payment or in the work or materials provided by the payee) in excess of $100,000.

        6. An up-to-date list of the names and addresses of any contractors or subcontractors that have actually filed a claim of lien against the Property, together with, to the extent not already provided with a prior request for a Construction Advance, a copy of the claim of lien filed.

        7. A certification of an officer of Solectron as required by subparagraph 6.(e)(viii) of the Lease.

        We hereby confirm that BNPLC will not be responsible for the application of any funds advanced to Solectron or to any other party at our request.



                                        Sincerely,

                                        SOLECTRON WASHINGTON, INC.



                                        By: ________________________________
                                            Name: __________________________
                                            Title: _________________________



















                               Exhibit F - Page 2

                        CONSTRUCTION ADVANCE CERTIFICATE


Pursuant to subparagraph 6.(e)(viii) of the Amended and Restated Lease Agreement dated as of July 1, 1998 (the "LEASE") between Solectron Washington, Inc. ("SOLECTRON") and BNP Leasing Corporation ("BNPLC"), Solectron does hereby represent, warrant and certify to BNPLC in connection with Solectron's request for Construction Advance No. __________ that:

        a) no Event of Default or material Default has occurred and is continuing,

        b) the representations and warranties of Solectron in the following provisions of the Closing Certificate, the Lease and the Purchase Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof:

        Subparagraphs 16.(c) through 16.(l) of the Lease.
        Subparagraphs 3(A), 3(E) and 4(A) through 4(G) of the
        Closing Certificate
        Subparagraphs 4(a) through 4(e) of the Purchase Agreement

        c) the representations and warranties of Guarantor in Section 9 of the Guaranty are true and correct in all material respects as of the date hereof as though made on and as of the date hereof,

        d) each Construction Project which has commenced but not yet been completed is progressing without any significant continuing interruption in a good and workmanlike manner and substantially in accordance with the requirements of the Lease and all Applicable Laws and Solectron has corrected or is diligently pursuing the correction of any significant defect in such construction,

        e) all costs and expenses for which Solectron is requesting reimbursement by the Construction Advance referenced above constitute actual costs and expenses incurred by Solectron for a Construction Project, and

        f) liens (if any) now being asserted against the Property by Potential Lien Claimants do not in the aggregate secure or allegedly secure more than $3,000,000 of claims. (As used in this certificate a lien will be considered as "being asserted" if a claim of lien relating thereto shall have been recorded and not discharged by payment or settlement.)

Capitalized terms used herein which are defined in the Lease but not in this Certificate shall have the meanings assigned to them in the Lease.

In witness whereof, this Certificate is executed by an officer of Solectron Washington, Inc. as of ______________, 19___.



                                        SOLECTRON WASHINGTON, INC.



                                        By: ________________________________
                                            Name: __________________________
                                            Title: _________________________







                               Exhibit F - Page 3

         LIST OF LIENS FOR WHICH A CLAIM OF LIEN HAS ACTUALLY BEEN FILED

                   (Construction Advance Request No. ________)


Liens for which a claim of lien has actually been filed are as follows [state "NONE" if there are none]:

1.



2.



3.











                               Exhibit F - Page 4

                                OTHER COSTS LIST

                   (Construction Advance Request No. ________)


Costs paid - other than to Solectron's general contractor or construction manager - by Solectron and for which Solectron is entitled to reimbursement from the Current Advance being requested are as follows [state "NONE" if there are none]:

1.



2.



3.













                               Exhibit F - Page 5

                                    Exhibit G


                      NOTICE OF REQUEST FOR ACTION BY BNPLC


BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd G. Cox

        Re: Amended and Restated Lease Agreement dated as of July 1, 1998, between Solectron Washington, Inc., as tenant, and BNP Leasing Corporation, as landlord

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Lease referenced above. Pursuant to subparagraph 7.(a) of the Lease, requests the following of BNPLC:

        [INSERT HERE A SPECIFIC DESCRIPTION OF THE ACTION REQUESTED - E.G., "PLEASE EXECUTE THE ENCLOSED APPLICATION FOR BUILDING PERMIT REQUIRED BY THE CITY OF EVERETT IN CONNECTION WITH CONSTRUCTION OF CERTAIN IMPROVEMENTS WHICH ARE PART OF THE INITIAL CONSTRUCTION PROJECT."]

PLEASE NOTE: SUBPARAGRAPH 7.(A) OF THE LEASE OBLIGATES BNPLC NOT TO UNREASONABLY REFUSE TO COMPLY WITH THE FOREGOING REQUEST, SUBJECT TO TERMS AND CONDITIONS SET FORTH IN THAT SUBPARAGRAPH. SOLECTRON HEREBY CERTIFIES TO BNPLC THAT AFTER CAREFUL CONSIDERATION SOLECTRON BELIEVES THAT ALL SUCH TERMS AND CONDITIONS ARE SATISFIED IN THE CASE OF THE FOREGOING REQUEST, AND SOLECTRON HEREBY RATIFIES AND CONFIRMS ITS OBLIGATION TO INDEMNIFY BNPLC AGAINST ANY LOSSES BNPLC MAY INCUR OR SUFFER BECAUSE OF ITS COMPLIANCE WITH SUCH REQUEST AS PROVIDED IN SUBPARAGRAPH 5.(D) OF THE LEASE.

        Solectron respectfully requests that BNPLC respond to this notice as soon as reasonably possible.

        Executed this _____ day of ______________, 19___.



                                        SOLECTRON WASHINGTON, INC.



                                        By: ________________________________
                                            Name: __________________________
                                            Title: _________________________

                                    Exhibit H


                NOTICE OF REQUEST REQUIRING AN EXPEDITED RESPONSE


BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd G. Cox

        Re: Amended and Restated Lease Agreement dated as of July 1, 1998, between Solectron Washington, Inc., as tenant, and BNP Leasing Corporation, as landlord

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Lease referenced above. Solectron asks for an EXPEDITED RESPONSE to the following request, which is a request made by Solectron pursuant to subparagraph 7.(a) of the Lease:

        [INSERT HERE A SPECIFIC DESCRIPTION OF THE ACTION REQUESTED - E.G., "PLEASE EXECUTE THE ENCLOSED APPLICATION FOR BUILDING PERMIT REQUIRED BY THE CITY OF EVERETT IN CONNECTION WITH CONSTRUCTION OF CERTAIN IMPROVEMENTS WHICH ARE PART OF THE INITIAL CONSTRUCTION PROJECT."]

PLEASE NOTE: SUBPARAGRAPH 7.(A) OF THE LEASE OBLIGATES BNPLC NOT TO UNREASONABLY REFUSE TO COMPLY WITH THE FOREGOING REQUEST, SUBJECT TO TERMS AND CONDITIONS SET FORTH IN THAT SUBPARAGRAPH. SOLECTRON HEREBY CERTIFIES TO BNPLC THAT AFTER CAREFUL CONSIDERATION SOLECTRON BELIEVES THAT ALL SUCH TERMS AND CONDITIONS ARE SATISFIED IN THE CASE OF THE FOREGOING REQUEST, AND SOLECTRON HEREBY RATIFIES AND CONFIRMS ITS OBLIGATION TO INDEMNIFY BNPLC AGAINST ANY LOSSES BNPLC MAY INCUR OR SUFFER BECAUSE OF ITS COMPLIANCE WITH SUCH REQUEST AS PROVIDED IN SUBPARAGRAPH 5.(D) OF THE LEASE.


As you consider the foregoing request, please understand that Solectron must ask for an expedited request for the following reasons:

        [INSERT HERE A BRIEF DESCRIPTION OF THE NEED FOR AN EXPEDITED RESPONSE - E.G., "TO AVOID CRITICAL PATH DELAYS IN THE CONSTRUCTION CONTEMPLATED BY THE LEASE, SOLECTRON MUST SUBMIT THE ENCLOSED APPLICATION FOR BUILDING PERMIT TO THE CITY OF EVERETT WITHIN 15 DAYS, AND UNFORTUNATELY THE CITY HAS ONLY RECENTLY INDICATED THAT SOLECTRON WILL NEED THE SIGNATURE OF BNPLC ON THE APPLICATION."]

For the reasons stated above, Solectron respectfully requests that BNPLC respond to this notice as soon as possible. Although Solectron would appreciate a sooner response, Solectron believes that it would be unreasonable for BNPLC not to respond to this notice on or before:

        [INSERT HERE A REASONABLE DEADLINE FOR THE RESPONSE - BUT IN NO EVENT PRIOR TO 10 BUSINESS DAYS AFTER THE DATE OF THIS NOTICE - TAKING INTO ACCOUNT THE MATERIALS THAT BNPLC WILL HAVE TO REVIEW TO EVALUATE

        SOLECTRON'S REQUEST AND THE PARTICULAR REASONS FOR SOLECTRON'S NEED FOR AN EXPEDITED RESPONSE]

        Executed this _____ day of ______________, 19___.





                                        SOLECTRON WASHINGTON, INC.



                                        Name: __________________________
                                        Title: _________________________


















                               Exhibit H - Page 2

                                    Exhibit I


                              INTENTIONALLY DELETED

                                    Exhibit J

                             COMPLIANCE CERTIFICATE


BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd G. Cox

Gentlemen:

        The undersigned, as _____________________________ of SOLECTRON
CORPORATION ("Guarantor"), does hereby certify on behalf of Guarantor and Solectron Washington, Inc. ("Solectron") that the following are true:

        1. This Certificate is furnished pursuant to subparagraph 16.(b)(ii) of that certain Amended and Restated Lease Agreement dated as of July 1, 1998 (the "LEASE"; the terms defined therein being used herein as therein defined) between Solectron and you.

        2. No Event of Default or material Default by Solectron under the Lease has occurred and is continuing.

        3. The representations and warranties of Solectron in the following provisions of the Closing Certificate, the Lease and the Purchase Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof:

        Subparagraphs 16.(c) through 16.(l) of the Lease.
        Subparagraphs 3(A), 3(E) and 4(A) through 4(G) of the Closing Certificate Subparagraphs 4(a) through 4(e) of the Purchase Agreement

        4. The representations and warranties of Guarantor in Section 9 of the Guaranty are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

        5. Annex 1 attached hereto sets forth financial data and computations evidencing Guarantor's compliance with certain covenants established in Schedule A attached to the Guaranty, all of which data and computations are complete, true and correct.

        Executed this _____ day of ______________, 19___.



                                        SOLECTRON CORPORATION

                                        Name: ____________________________

                                        Title: ___________________________

                        Annex 1 To Compliance Certificate

             For the _________________ Ended ________________, 19___

NOTE: References to Sections below are intended to refer to the Sections in Part 3 of Schedule A to the Guaranty.


                                                        Actual       Required/Permitted
                                                        ------       ------------------
1.  Section 3.09 - Adjusted Leverage Ratio                           As of the last day of
                                                                     each fiscal quarter, the
                                                                     amount which is not
                                                                     greater than (a) 1.75 to
                                                                     1.00 from the Effective
                                                                     Date through and
                                                                     including February 28,
                                                                     1998, (b) 1.50 to 1.00
                                                                     from May 31, 1998
                                                                     through and including
                                                                     February 28, 1999,
                                                                     (c) 1.25 to 1.00 from
                                                                     May 31, 1999 through and
                                                                     including February 28,
                                                                     2000, and (d) 1.00 to
                                                                     1.00 thereafter.

    Adjusted Leverage Ratio calculation

    (A) Consolidated Funded Debt            $_______

        plus Guarantee obligations          ________

        plus Indebtedness with respect to   ________
        synthetic leases and securitized
        assets

        plus Indebtedness with respect to   ________
        letters of credit (including the
        Letters of Credit)

        minus Permitted Subordinated        ________
        Indebtedness

        TOTAL                                           $_______






                               Exhibit J - Page 2

    (B) operating income                    $_______

        plus depreciation and               ________
        amortization charges

        TOTAL                                           $_______

    RATIO OF (A) TO (B)                                 ________


2.  Section 3.10 - Minimum Consolidated
    Tangible Net Worth

                                                                     As of the last day of  each
                                                                     fiscal quarter following
                                                                     April 30, 1997, the
                                                                     amount that is not less than
                                                                     the sum of (without
                                                                     duplication) 80% of
                                                                     Consolidated Tangible Net
                                                                     Worth measured as of the
                                                                     end of the fiscal quarter
                                                                     ended February 28, 1997,
                                                                     plus 50% of consolidated
                                                                     net income (without
                                                                     subtracting losses or
                                                                     acquisition-related charges)
                                                                     for each fiscal quarter
                                                                     the fiscal quarter ended
                                                                     February 28, 1997, minus 100%
                                                                     of all acquisition-related
                                                                     charges if such charges are
                                                                     recorded in the same fiscal
                                                                     quarter in  which the
                                                                     applicable acquisition is
                                                                     consummated.

    (A) Consolidated Tangible Net Worth
        calculation:

        total shareholders' equity          $_______

        minus intangible assets             ________






                               Exhibit J - Page 3

        Consolidated Tangible Net Worth     $_______

    (B) Minimum Consolidated Tangible Net
            Worth calculation:

        Beginning minimum amount            $_______
        plus 50% of quarterly net income     _______
        for each fiscal quarter subsequent
        to the quarter ended February 28,
        1997, with no reduction for losses
        or acquisition-related charges

        minus 100% of all acquisition-
        related charges if such charges are
        recorded in the same fiscal quarter
        in which the applicable acquisition
        is consummated

        Minimum Consolidated Tangible Net               $_______
        Worth

    (A) MINUS (B)                                       $_______

3. Section 3.11 - Modified Quick Ratio                               At the end of any fiscal
                                                                     quarter of Guarantor
                                                                     when (1) the rating  the
                                                                     rating established by
                                                                     Moody's for the Index
                                                                     Debt of Guarantor is
                                                                     below Ba2 or (2) the
                                                                     rating established by
                                                                     S&P for the Index Debt
                                                                     of Guarantor is below
                                                                     BB, or (3) neither
                                                                     Moody's nor S&P
                                                                     maintains a rating for
                                                                     the Index Debt of
                                                                     Guarantor, the Modified
                                                                     Quick Ratio is to be not
                                                                     less than 1.0 to 1.0.

    (A) Quick Assets calculation:

        unencumbered cash                   $_______

        plus unencumbered short term cash   ________
        investments






                               Exhibit J - Page 4

        plus unencumbered marketable        ________
        securities which are classified
        as short term investments
        according to GAAP

        plus unencumbered net accounts      ________
        receivable

        plus fair market value of the
        following to the extent not
        otherwise already included in
        Quick Assets and to the extent
        having maturities of not longer
        than two years:

               securities issued or fully    ________
               guaranteed by the United
               States government or any
               agency thereof and backed
               by the full faith and credit
               of the United States

               certificates of deposit, time  ________
               deposits, Eurodollar time
               deposits, repurchase
               agreements, or banker's
               acceptances that are (A)
               issued by either one of the 50
               largest (in assets) banks in
               the United States or by one of
               the 100 largest (in assets)
               banks in the world and (B)
               rated not less than A- by
               Standard & Poor's Corporation
               or less than A by Moody's
               Investors Service, Inc.

               corporate or municipal        ________
               bonds rated not less than A-
               by Standard & Poor's
               Corporation or less than A by
               Moody's Investors Service,
               Inc.

        TOTAL                                           $_______






                               Exhibit J - Page 5

    (B) Current Liabilities according to                $_______
    GAAP

    (C) Payments not included in Current                $_______
    Liabilities maturing within 12 months
    on Indebtedness or which are the
    subject of any Guarantee

RATIO OF (A) TO [(B) +(C)]                              ________
















                               Exhibit J - Page 6

                                    Exhibit K


                         NOTICE OF LIBOR PERIOD ELECTION


BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd G. Cox

    Re: Amended and Restated Lease Agreement dated as of July 1, 1998, between Solectron Washington, Inc., as tenant, and BNP Leasing Corporation, as landlord

Gentlemen:

    Capitalized terms used in this letter are intended to have the meanings assigned to them in the Lease referenced above. This letter constitutes notice to you that the LIBOR Period Election under the Lease shall be:

                             ________________ month(s),

beginning with the first Base Rent Period that commences on or after:

                             ______________, ____.


NOTE: YOU SHALL BE ENTITLED TO DISREGARD THIS NOTICE IF THE NUMBER OF MONTHS SPECIFIED ABOVE IS NOT A PERMITTED NUMBER UNDER THE DEFINITION OF "LIBOR PERIOD ELECTION" IN THE LIST OF DEFINED TERMS ATTACHED TO THE LEASE, OR IF THE DATE SPECIFIED ABOVE CONCERNING THE COMMENCEMENT OF THE LIBOR PERIOD ELECTION IS LESS THAN TEN BUSINESS DAYS AFTER YOUR RECEIPT OF THIS NOTICE. HOWEVER, WE ASK THAT YOU NOTIFY US IMMEDIATELY IF FOR ANY REASON YOU BELIEVE THIS NOTICE IS DEFECTIVE.

    Executed this _____ day of ______________, 19___.



                                        SOLECTRON WASHINGTON, INC.

                                        Name:___________________________
                                        Title:__________________________
[cc all Participants]

                                   Schedule 1


                          LIST OF DEVELOPMENT DOCUMENTS

        - NONE -

                                   Schedule 2


            LIST OF CLAIMS PENDING OR THREATENED AGAINST THE PROPERTY


        - NONE -

                              LIST OF DEFINED TERMS







                             FOR AGREEMENTS BETWEEN




                             BNP LEASING CORPORATION


                                       AND


                           SOLECTRON WASHINGTON, INC.










                            DATED AS OF JULY 1, 1998

                                TABLE OF CONTENTS


                                                                                                 PAGE
DEFINED TERM                                                                                   NUMBER
------------                                                                                   ------
ACTIVE NEGLIGENCE...................................................................................1
ADDITIONAL RENT.....................................................................................1
ADMINISTRATIVE AGENCY FEES..........................................................................1
ADVANCE DATE........................................................................................1
AFFILIATE...........................................................................................1
APPLICABLE LAWS.....................................................................................1
APPLICABLE PURCHASER................................................................................1
ATTORNEYS' FEES.....................................................................................1
BANKING RULES CHANGE................................................................................1
BASE RENT...........................................................................................2
BASE RENT COMMENCEMENT DATE.........................................................................2
BASE RENT DATE......................................................................................2
BASE RENT PERIOD....................................................................................3
BNPLC...............................................................................................3
BNPLC'S PARENT......................................................................................3
BREAKAGE COSTS......................................................................................3
BREAK EVEN PRICE....................................................................................4
BUSINESS DAY........................................................................................4
CAPITAL ADEQUACY CHARGES............................................................................4
CARRYING COSTS......................................................................................4
CLOSING CERTIFICATE.................................................................................4
CODE................................................................................................4
COMMITMENT FEE......................................................................................4
COMPLETION NOTICE...................................................................................4
CONSTRUCTION ADVANCES...............................................................................4
CONSTRUCTION ALLOWANCE..............................................................................5
CONSTRUCTION PERIOD.................................................................................5
CONSTRUCTION PROJECTS...............................................................................5
CONSTRUCTION WARRANTY...............................................................................5
CONSTRUCTION WARRANTY PAYMENTS......................................................................5
DEBT................................................................................................5
DEDUCTIBLE JUDGMENT.................................................................................6
DEFAULT.............................................................................................6
DEFAULT RATE........................................................................................6
DESIGNATED SALE DATE................................................................................6
DEVELOPMENT DOCUMENTS...............................................................................6
EFFECTIVE DATE......................................................................................6
EFFECTIVE RATE......................................................................................6
ENVIRONMENTAL CONSULTANT............................................................................7
ENVIRONMENTAL LAWS..................................................................................7
ENVIRONMENTAL LOSSES................................................................................7
ENVIRONMENTAL REPORTS...............................................................................8
ERISA...............................................................................................8
ERISA AFFILIATE.....................................................................................8
ERISA TERMINATION EVENT.............................................................................8
ESCROWED PROCEEDS...................................................................................8
ESTABLISHED MISCONDUCT..............................................................................8

                                                                                                 PAGE
DEFINED TERM                                                                                   NUMBER
------------                                                                                   ------
EUROCURRENCY LIABILITIES............................................................................9
EURODOLLAR RATE RESERVE PERCENTAGE..................................................................9
EVENT OF DEFAULT....................................................................................9
EXCLUDED TAXES......................................................................................9
EXISTING CONTRACT..................................................................................10
FAIR MARKET VALUE..................................................................................10
FED FUNDS RATE.....................................................................................10
FUNDED CONSTRUCTION ALLOWANCE......................................................................10
FUNDING ADVANCES...................................................................................10
GAAP...............................................................................................11
GUARANTOR..........................................................................................11
GUARANTY...........................................................................................11
HAZARDOUS SUBSTANCE................................................................................11
HAZARDOUS SUBSTANCE ACTIVITY.......................................................................11
IMPOSITIONS........................................................................................11
IMPROVEMENTS.......................................................................................12
INDEX DEBT.........................................................................................12
INDUSTRIAL HYGIENIST...............................................................................12
INITIAL FUNDING ADVANCE............................................................................12
INTERESTED PARTY...................................................................................12
LAND...............................................................................................12
LANDLORD'S ELECTION TO CONTINUE CONSTRUCTION.......................................................12
LEASE..............................................................................................12
LIBOR..............................................................................................13
LIBOR PERIOD ELECTION..............................................................................13
LIEN...............................................................................................13
LIENS REMOVABLE BY BNPLC...........................................................................14
LIST OF DEFINED TERMS..............................................................................14
LOSS CUTOFF DATE...................................................................................14
LOSSES.............................................................................................14
MATERIAL ENVIRONMENTAL COMMUNICATION...............................................................14
MAXIMUM CONSTRUCTION ALLOWANCE.....................................................................14
MOODY'S............................................................................................15
OUTSTANDING CONSTRUCTION ALLOWANCE.................................................................15
PARTICIPANT........................................................................................15
PARTICIPATION AGREEMENT............................................................................15
PERMITTED ENCUMBRANCES.............................................................................15
PERMITTED HAZARDOUS SUBSTANCE USE..................................................................15
PERMITTED HAZARDOUS SUBSTANCES.....................................................................16
PERMITTED TRANSFER.................................................................................16
PERSON.............................................................................................16
PERSONAL PROPERTY..................................................................................16
PLAN...............................................................................................16
POTENTIAL LIEN CLAIMANTS...........................................................................16
PRIME RATE.........................................................................................16
PRIOR CLOSING CERTIFICATE..........................................................................17
PRIOR GUARANTY.....................................................................................17

                                                                                                 PAGE
DEFINED TERM                                                                                   NUMBER
------------                                                                                   ------
PRIOR LEASE........................................................................................17
PRIOR PARTICIPATION AGREEMENT......................................................................17
PRIOR PURCHASE AGREEMENT...........................................................................17
PROPERTY...........................................................................................17
PURCHASE AGREEMENT.................................................................................17
QUALIFIED PAYMENTS.................................................................................17
REAL PROPERTY......................................................................................17
REMEDIAL WORK......................................................................................17
RENT...............................................................................................18
RESIDUAL RISK PERCENTAGE...........................................................................18
RESPONSIBLE FINANCIAL OFFICER......................................................................18
S&P................................................................................................18
SCOPE CHANGE.......................................................................................18
SELLER.............................................................................................18
SOLECTRON..........................................................................................18
SOLECTRON'S MAXIMUM REMARKETING OBLIGATION.........................................................18
SPREAD.............................................................................................19
STIPULATED LOSS VALUE..............................................................................19
SUBSIDIARY.........................................................................................20
SUPPLEMENTAL PAYMENT...............................................................................20
TERM...............................................................................................20
TRANSACTION EXPENSES...............................................................................20
UNFUNDED BENEFIT LIABILITIES.......................................................................20
VOLUNTARY RETENTION OF THE PROPERTY................................................................20

                              LIST OF DEFINED TERMS


        As used in the documents to which this List of Defined Terms is attached:

        "ACTIVE NEGLIGENCE" of any Person (including BNPLC) means, and is limited to, the negligent conduct on the Property (and not mere omissions) by such Person or by others acting and authorized to act on such Person's behalf in a manner that proximately causes actual bodily injury or property damage for which Solectron does not carry (and is not obligated by the Lease to carry) insurance. "ACTIVE NEGLIGENCE" shall not include (1) any negligent failure of BNPLC to act when the duty to act would not have been imposed but for BNPLC's status as owner of the Property or as a party to the transactions described in the Lease, (2) any negligent failure of any other Interested Party to act when the duty to act would not have been imposed but for such party's contractual or other relationship to BNPLC or participation or facilitation in any manner, directly or indirectly, of the transactions described in the Lease, or (3) the exercise in a lawful manner by BNPLC (or any party lawfully claiming through or under BNPLC) of any right or remedy provided in or under the Lease, the Purchase Agreement or the Closing Certificate.

        "ADDITIONAL RENT" shall have the meaning assigned to it in subparagraph 4.(c) of the Lease.

        "ADMINISTRATIVE AGENCY FEES" shall have the meaning assigned to it in subparagraph 4.(e) of the Lease.

        "ADVANCE DATE" means, regardless of whether any Construction Advance shall actually be made thereon, the first Business Day of every calendar month, beginning with July 1, 1998 and continuing regularly thereafter to and including the Base Rent Commencement Date.

        "AFFILIATE" of any Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, the term "control" when used with respect to any Person means the power to direct the management of policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes of the Lease and the Purchase Agreement, Solectron's "Affiliates" will not include any Person domiciled outside the United States.

        "APPLICABLE LAWS" means any or all of the following, to the extent applicable to Solectron or the Property or the Lease, the Purchase Agreement or the Closing Certificate: restrictive covenants; zoning ordinances and building codes; flood disaster laws; health, safety and environmental laws and regulations; the Americans with Disabilities Act and other laws pertaining to disabled persons; and other laws, statutes, ordinances, rules, permits, regulations, orders, determinations and court decisions.

        "APPLICABLE PURCHASER" means any third party designated by Solectron to purchase BNPLC's interest in the Property and in any Escrowed Proceeds as provided in the Purchase Agreement.

        "ATTORNEYS' FEES" means the reasonable fees and expenses of counsel to the parties incurring the same, excluding costs or expenses of in-house counsel (whether or not accounted for as general overhead or administrative expenses), but otherwise including printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. Such terms shall also include all such reasonable fees and expenses incurred with respect to appeals, arbitrations and bankruptcy proceedings, and whether or not any manner of proceeding is brought with respect to the matter for which such fees and expenses were incurred.

        "BANKING RULES CHANGE" means either: (1) the introduction of or any change after the Effective Date (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate

Reserve Percentage) in any law or regulation applicable to BNPLC, BNPLC's Parent or any other Participant, or in the generally accepted interpretation by the institutional lending community of any such law or regulation, or in the interpretation of any such law or regulation asserted by any regulator, court or other governmental authority or (2) the compliance by BNPLC, BNPLC's Parent or any other Participant with any new guideline or new request after the Effective Date from any central bank or other governmental authority (whether or not having the force of law).

        "BASE RENT" means the rent payable by Solectron pursuant to subparagraph 4.(a) of the Lease.

        "BASE RENT COMMENCEMENT DATE" means the earlier of (1) the last day that constitutes first business day of a calendar month and that is no more than 364 days after the Effective Date, (2) the first Business Day of the first calendar month to follow by ten days or more BNPLC's receipt of the Completion Notice,
(3) the first Business Day of the first calendar month to follow by ten days or more BNPLC's receipt of a notice from Solectron, setting forth Solectron's express, unconditional and unequivocal election to accelerate the Base Rent Commencement Date by delivery such notice, notwithstanding that after the Base Rent Commencement Date, Solectron shall have no further right to Construction Advances under the Lease, or (4) the first Business Day of the first calendar month upon which the Funded Construction Allowance shall equal or exceed the Maximum Construction Allowance available under the Lease. For example, if on the first Business Day of October, 1998 construction of the initial Construction Project is continuing, the Funded Construction Allowance is $15,995,000 (before adding any Carrying Costs for the preceding month) and the Maximum Construction Allowance is $16,000,000 (assuming only for purposes of this example that the was Initial Funding Advance was $9,000,000), and if Carrying Costs of $80,000 would be added to the Funded Construction Allowance on such day if the Construction Allowance were not limited to the Maximum Construction Allowance, then such day will be the Base Rent Commencement Date and on such day $5,000 will be added to the Funded Construction Allowance as Carrying Cost and $75,000 will be payable as Base Rent pursuant to subparagraph 4.(b)(i) of the Lease.

        "BASE RENT DATE" means a date upon which Base Rent must be paid under the Lease, all of which dates shall be the first Business Day of a calendar month. The first Base Rent Date shall be determined as follows:

                (a) If a LIBOR Period Election of one month is in effect on the Base Rent Commencement Date, then the first Business Day of the first calendar month following the Base Rent Commencement Date shall be the first Base Rent Date.

                (b) If the LIBOR Period Election in effect on the Base Rent Commencement Date is three months or six months, then the first Business Day of the third calendar month following the Base Rent Commencement Date shall be the first Base Rent Date.

Each successive Base Rent Date after the first Base Rent Date shall be the first Business Day of the first or third calendar month following the calendar month which includes the preceding Base Rent Date, determined as follows:

                (1) If a LIBOR Period Election of one month is in effect on a Base Rent Date, then the first Business Day of the first calendar month following such Base Rent Date shall be the next following Base Rent Date.

                (2) If a LIBOR Period Election of three months or six months is in effect on a Base Rent Date, then the first Business Day of the third calendar month following such Base Rent Date shall be the next following Base Rent Date.





                         List of Defined Terms - Page 2

Thus, for example, if the Base Rent Commencement Date falls on the first Business Day of June, 1999 and a LIBOR Period Election of six months commences on the Base Rent Commencement Date, then the first Base Rent Date shall be the first Business Day of September, 1999, and the second Base Rent Date shall be the first Business Day of December, 1999.

        "BASE RENT PERIOD" means a period for which Base Rent must be paid under the Lease, each of which periods shall correspond to the LIBOR Period Election for such period. The first Base Rent Period shall begin on and include the Base Rent Commencement Date, and each successive Base Rent Period shall begin on and include the Base Rent Date upon which the preceding Base Rent Period ends. Each Base Rent Period, including the first Base Rent Period, shall end on but not include the first or second Base Rent Date after the Base Rent Date upon which such period began, determined as follows:

                (1) If the LIBOR Period Election for a Base Rent Period is one month or three months, then such Base Rent Period shall end on the first Base Rent Date after the Base Rent Date upon which such period began.

                (2) If the LIBOR Period Election for a Base Rent Period is six months, then such Base Rent Period shall end on the second Base Rent Date after the Base Rent Date upon which such period began.

The determination of Base Rent Periods can be illustrated by two examples:

                (1) If Solectron makes a LIBOR Period Election of three months for a hypothetical Base Rent Period beginning on the first Business Day in January, 2000, then such Base Rent Period will end on but not include the first Base Rent Date after it begins; that is, such Base Rent Period will end on the first Business Day in April, 2000, the third calendar month after January, 2000.

                (2) If, however, Solectron makes a LIBOR Period Election of six months for the hypothetical Base Rent Period beginning the first Business Day in January, 2000, then such Base Rent Period will end on but not include the second Base Rent Date after it begins; that is, the first Business Day in July, 2000.

        "BNPLC" means BNP Leasing Corporation, a Delaware corporation.

        "BNPLC'S PARENT" means BNPLC's Affiliate, Banque Nationale de Paris, a bank organized and existing under the laws of France and any successors of such bank.

        "BREAKAGE COSTS" means any and all costs, losses or expenses incurred or sustained by BNPLC's Parent (as a Participant or otherwise) or any other Participant, for which BNPLC's Parent or the Participant shall request reimbursement from BNPLC, because of the resulting liquidation or redeployment of deposits or other funds:

               (1) used to make or maintain Funding Advances upon application of a Qualified Payment or upon any sale of the Property pursuant to the Purchase Agreement, if such application or sale occurs on any day other than the last day of a Construction Period or Base Rent Period; or

                (2) reserved to provide a Construction Advance that Solectron requests (by a request not rescinded in accordance with subparagraph 6.(f) of the Lease), but thereafter declines to take for any reason, or that





                         List of Defined Terms - Page 3

        Solectron requests but is not permitted to take because of its failure to satisfy any of the conditions specified in subparagraph 6.(e) of the Lease.

Breakage Costs will include, for example, losses attributable to any decline in LIBOR as of the effective date of any application described in the clause (1) preceding, as compared to LIBOR used to determine the Effective Rate then in effect. Each determination by BNPLC's Parent or the applicable Participant of Breakage Costs shall, in the absence of clear and demonstrable error, be conclusive and binding upon Solectron.

        "BREAK EVEN PRICE" means an amount equal, on the Designated Sale Date, to Stipulated Loss Value, plus all costs and expenses (including appraisal costs, withholding taxes (if any) other than Excluded Taxes, and reasonable Attorneys' Fees, as defined in the Lease) incurred in connection with any sale of the Property under the Purchase Agreement or in connection with collecting sales proceeds due thereunder, and plus any costs not considered as Construction Advances that may have been incurred by or on behalf of BNPLC to continue or complete construction of the initial Construction Project after a Landlord's Election to Continue Construction made pursuant to subparagraph 6.(h) of the Lease, less the aggregate amounts (if any) of Deductible Judgments.

        "BUSINESS DAY" means any day that is (1) not a Saturday, Sunday or day on which commercial banks are generally closed or required to be closed in New York City, New York or San Francisco, California, and (2) a day on which dealings in deposits of dollars are transacted in the London interbank market; provided that if such dealings are suspended indefinitely for any reason, "Business Day" shall mean any day described in clause (1).

        "CAPITAL ADEQUACY CHARGES" means any additional amounts BNPLC's Parent or any other Participant requests BNPLC to pay as compensation for an increase in required capital as provided in subparagraph 5.(c)(ii) of the Lease.

        "CARRYING COSTS" means the charges added to and made a part of the Outstanding Construction Allowance (and thus also added to and made a part of the Funded Construction Allowance) from time to time on and before the Base Rent Commencement Date pursuant to and as more particularly described in subparagraph 6.(a) of the Lease.

        "CLOSING CERTIFICATE" means the Amended and Restated Closing Certificate and Agreement dated as of July 1, 1998 executed by Solectron in favor of BNPLC, as such Closing Certificate may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

        "CODE" means the Internal Revenue Code of 1986, as amended.

        "COMMITMENT FEE" shall have the meaning assigned to it in subparagraph 4.(d) of the Lease.

        "COMPLETION NOTICE" means the notice required by subparagraph 6.(g) of the Lease from Solectron to BNPLC, advising BNPLC when construction of the initial Construction Project is substantially complete.

        "CONSTRUCTION ADVANCES" means (1) actual advances of funds made by or on behalf of BNPLC to or on behalf of Solectron pursuant to subparagraph 6.(a) of the Lease for the reimbursement to Solectron or payment of Commitment Fees and of costs, fees and expenses incurred to construct the initial Construction Project, and (2) amounts otherwise considered as Construction Advances pursuant to subparagraph 6.(h) of the Lease.





                         List of Defined Terms - Page 4

        "CONSTRUCTION ALLOWANCE" means the allowance, consisting of Construction Advances and Carrying Costs, which is to be provided for the initial Construction Project as more particularly described in Paragraph 6 of the Lease.

        "CONSTRUCTION PERIOD" means each successive period of approximately one month, with the first Construction Period beginning on and including the Effective Date and ending on but not including the first Advance Date. Each successive Construction Period after the first Construction Period shall begin on and include the day on which the preceding Construction Period ends and shall end on but not include the next following Advance Date, until the last Construction Period, which shall end on but not include the earlier of the Base Rent Commencement Date or the Designated Sale Date.

        "CONSTRUCTION PROJECTS" include (1) the "initial Construction Project" which means the construction of the improvements described in Exhibit C to the Lease and contemplated by any plans, renderings and budgets referenced in such Exhibit, consistent with the uses permitted by the Lease, and (2) "subsequent Construction Projects" which means any other project to be undertaken by Solectron during the Term and in accordance with the Lease for the construction of new buildings or other substantial Improvements or for the alteration of then existing Improvements. Subject to the requirements of subparagraph 6.(d) of the Lease, a Construction Project may involve demolition of then existing Improvements which are no longer needed or which must be removed to accommodate new Improvements. All construction work planned or done contemporaneously shall constitute a single Construction Project for purposes of the Lease, notwithstanding that such work may be done in stages or performed by more than one general contractor. However, it is understood that any number of distinct Construction Projects may be undertaken by Solectron during the Term of (and in accordance with the provisions of) the Lease, and that Construction Projects (including the initial Construction Project) may include offsite and other public improvements required as conditions of governmental approvals for the Construction Projects, environmental remediation and other work, dedications, fees or contributions required by any governmental authority in connection with the Construction Projects.

        Notwithstanding the foregoing, although refinishing, reconfiguring and refitting space or other interior nonstructural alterations within any completed building will be subject to subparagraph 12.(d) of the Lease, it will not for purposes of the Lease constitute a Construction Project if done in a manner that is not likely to have any material adverse affect on the value of the Property taken as a whole, unless Solectron expects to receive Construction Advances for the cost thereof.

        "CONSTRUCTION WARRANTY" shall have the meaning assigned to it in subparagraph 6.(d)(v) of the Lease.

        "CONSTRUCTION WARRANTY PAYMENTS" shall have the meaning assigned to it in subparagraph 6.(d)(v) of the Lease.

        "DEBT" of any Person means: (i) indebtedness of such Person for borrowed money; (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) obligations of such Person to pay the deferred purchase price of property or services; (iv) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases; (v) obligations of such Person, contingent or otherwise, under any lease of real property or related documents (including a separate purchase agreement) which provide that such Person must purchase or cause another to purchase any interest in the leased property and thereby guarantee a minimum residual value of the leased property to the lessor; (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a another Person against loss in respect of, indebtedness or obligations of others





                         List of Defined Terms - Page 5
of the kinds referred to in the preceding clauses (i) through (v); (vii) liabilities of another Person secured by a Lien on, or payable out of the proceeds of production from, property of such Person even though such obligation shall not be assumed by such Person (but in the case of such liabilities not assumed by such Person, the liabilities shall constitute Debt of such Person only to the extent of the value of such Person's property encumbered by the Lien securing such liabilities); and (viii) Unfunded Benefit Liabilities.

        "DEDUCTIBLE JUDGMENT" means a final, liquidated judgment against BNPLC, the execution of which has not been and will not be stayed pending appeal by BNPLC, secured by a judgment lien filed against the Property which constitutes a Lien Removable by BNPLC.

        "DEFAULT" means any event which, with the passage of time or the giving of notice or both, would (if not cured within any applicable cure period) constitute an Event of Default.

        "DEFAULT RATE" means a floating per annum rate equal to two percent (2%) above the Prime Rate. However, in no event will the "Default Rate" exceed the maximum interest rate permitted by law.

        "DESIGNATED SALE DATE" means the earlier of:

                (1) the first Business Day of July, 2003; or

                (2) any Business Day designated as such in an irrevocable, unconditional notice given by Solectron to BNPLC; provided, the Business Day so designated by Solectron must be no earlier than sixty days after the date of such notice; and provided, further, in such notice Solectron must acknowledge that because of Solectron's election to accelerate the Designated Sale Date, "Solectron's Maximum Remarketing Obligation" (as defined below) will equal the Break Even Price, and thus BNPLC shall be entitled to receive no less than the Break Even Price under the Purchase Agreement on the Designated Sale Date; or

                (3) any Business Day designated as such in a notice given by BNPLC to Solectron when any Event of Default has occurred and is continuing or after any breach by Solectron of the Purchase Agreement (and the expiration without cure of any applicable cure periods which may be expressly provided in the Purchase Agreement), including any such breach consisting of a failure to make a payment pursuant to the Purchase Agreement.

        "DEVELOPMENT DOCUMENTS" means the contracts, ordinances and other documents described in Schedule 1 attached to the Lease, if any, as the same may be modified from time to time in accordance with the Lease and the Closing Certificate (including modifications authorized pursuant to subparagraphs 7.(a) and 7.(b) of the Lease), and any applications, permits or certificates concerning or affecting the use or development of the Property that may be submitted, issued or executed from time to time as contemplated in such contracts, ordinances and other documents or that BNPLC may hereafter execute, approve or consent to at the request of Solectron.

        "EFFECTIVE DATE" means July 1, 1998.

        "EFFECTIVE RATE" means for each Construction Period and for each Base Rent Period, the per annum rate determined by dividing (A) LIBOR for such Construction Period or Base Rent Period, as the case may be, by (B) one hundred percent (100%) minus the Eurodollar Rate Reserve Percentage for such Construction Period or Base Rent Period. If LIBOR or the Eurodollar Rate Reserve Percentage changes from Construction Period to Construction Period or from Base Rent Period to Base Rent Period, then the Effective Rate shall be automatically





                         List of Defined Terms - Page 6
increased or decreased as of the date of such change, as the case may be, without prior notice to Solectron. If for any reason BNPLC determines that it is impossible or unreasonably difficult to determine the Effective Rate with respect to a given Construction Period or Base Rent Period in accordance with the foregoing, then the "EFFECTIVE RATE" for that Construction Period or Base Rent Period shall equal any published index or per annum interest rate determined in good faith by BNPLC's Parent to be comparable to LIBOR at the beginning of the first day of that period. A comparable interest rate might be, for example, the then existing yield on short term United States Treasury obligations (as compiled by and published in the then most recently published United States Federal Reserve Statistical Release H.15(519) or its successor publication), plus or minus a fixed adjustment based on BNPLC's Parent's comparison of past eurodollar market rates to past yields on such Treasury obligations. Any determination by BNPLC of the Effective Rate under this definition shall, in the absence of clear and demonstrable error, be conclusive and binding upon Solectron.

        "ENVIRONMENTAL CONSULTANT" means a qualified individual employed by a qualified firm. Individuals shall be deemed qualified if they (i) possess at least five years of experience in performing environmental, engineering and consulting services; (ii) have performed or supervised at least five projects involving remediation of soil contaminated with hazardous substances, including at least one project similar to the Remedial Work; (iii) have all licenses required under applicable law for the Remedial Work; and (iv) have at least a bachelor's degree in the physical sciences or a related field from an accredited college or university. A firm shall be deemed qualified if it is: (i) a nationally recognized, reputable environmental and/or engineering firm in the business of providing professional environmental engineering and consulting services; (ii) has experience and expertise in projects involving the Remedial Work; (iii) maintains policies of insurance which are approved by BNPLC in its reasonable discretion.

        "ENVIRONMENTAL LAWS" means any and all existing and future Applicable Laws pertaining to safety, health or the environment, or to Hazardous Substances or Hazardous Substance Activities, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, "CERCLA"), and the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, "RCRA").

        "ENVIRONMENTAL LOSSES" means Losses suffered or incurred by any Interested Party relating to or arising out of, based on or as a result of: (i) any Hazardous Substance Activity that occurs or is alleged to have occurred on or prior to the Loss Cutoff Date; (ii) any violation on or prior to the Loss Cutoff Date of Environmental Laws relating to the Property or to the ownership, use, occupancy or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental or quasi-governmental agency or authority in connection with any Hazardous Substance Activity that occurs or is alleged to have occurred in whole or in part on or prior to the Loss Cutoff Date; or (iv) any claim, demand, cause of action or investigation, or any action or other proceeding, whether meritorious or not, brought or asserted against any Interested Party which relates to, arises from, is based on, or results from any of the matters described in clauses (i), (ii) or (iii) of this definition, or any allegation of any such matters. For purposes of determining whether Losses constitute "Environmental Losses," any actual or alleged Hazardous Substance Activity or violation of Environmental Laws relating to the Property will be presumed to have occurred prior to the Loss Cutoff Date unless Solectron establishes by clear and convincing evidence to the contrary that the relevant Hazardous Substance Activity or violation of Environmental Laws did not occur or commence prior to the Loss Cutoff Date. Even if after the Loss Cutoff Date Losses are incurred by or asserted against a particular Interested Party that would not have been incurred or asserted, but for any matter described in clauses (i), (ii) or (iii) of this definition, or an allegation of any such matter, then such Losses will constitute Environmental Losses.





                         List of Defined Terms - Page 7

        "ENVIRONMENTAL REPORTS" means the following report, which was provided by Solectron to BNPLC prior to the execution of the Lease: Phase I Environmental Site Assessment, Lot 2F, Seaway Center, Merrill Creek Parkway, Everett, Washington, performed by Geotech Consultants, Inc.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

        "ERISA AFFILIATE" means any Person who for purposes of Title IV of ERISA is a member of Solectron's controlled group, or under common control with Solectron, within the meaning of Section 414 of the Internal Revenue Code, and the regulations promulgated and rulings issued thereunder.

        "ERISA TERMINATION EVENT" means (i) the occurrence with respect to any Plan of a reportable event described in Section 4043(c) of ERISA for which any penalty or notice thereof has not been waived pursuant to regulations, rulings, or notices issued by the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (ii) the filing of a notice of intent to terminate any Plan or the treatment of any Plan amendment as a termination under Section 4041 of ERISA (other than in connection with a standard termination of a fully funded Plan pursuant to Section 4041 of ERISA), or (iii) the institution of proceedings to terminate any Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (iv) any other event or condition which would constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

        "ESCROWED PROCEEDS" means, subject to the exclusions specified in the next sentence, any money that is received by BNPLC from time to time during the Term (and any interest earned thereon) from any party (1) under any property insurance policy as a result of damage to the Property, (2) as compensation for any restriction imposed by any governmental authority upon the use or development of the Property or for the condemnation of the Property or any portion thereof, (3) because of any judgment, decree or award for injury or damage to the Property or (4) under any title insurance policy or otherwise as a result of any title defect or claimed title defect with respect to the Property; provided, however, in determining the amount of "Escrowed Proceeds" there shall be deducted all expenses and costs of every type, kind and nature (including Attorneys' Fees) incurred by BNPLC to collect such proceeds. Notwithstanding the foregoing, "Escrowed Proceeds" will not include (A) any payment to BNPLC by a Participant or an Affiliate of BNPLC that is made to compensate BNPLC for the Participant's or Affiliate's share of any Losses BNPLC may incur as a result of any of the events described in the preceding clauses (1) through (4), (B) any money or proceeds that have been applied as a Qualified Payment or to pay any Breakage Costs or other costs incurred in connection with a Qualified Payment,
(C) any money or proceeds that, after no less than ten days notice to Solectron, BNPLC returns or pays to a third party because of BNPLC's good faith belief that such return or payment is required by law, (D) any money or proceeds paid by BNPLC to Solectron or offset against any amount owed by Solectron, or (E) any money or proceeds used by BNPLC in accordance with the Lease for repairs or the restoration of the Property or to obtain development rights or the release of restrictions that will inure to the benefit of future owners or occupants of the Property. Until Escrowed Proceeds are paid to Solectron pursuant to Paragraph 11 of the Lease, transferred to a purchaser under the Purchase Agreement as therein provided or applied as a Qualified Payment or as otherwise described in the preceding sentence, BNPLC shall keep the same deposited in an interest bearing account, and all interest earned on such account shall be added to and made a part of Escrowed Proceeds.

        "ESTABLISHED MISCONDUCT" of a Person means, and is limited to: (1) if the Person is bound by the Lease or the Purchase Agreement, a breach by such Person of the express provisions of the Lease or the Purchase Agreement that continues beyond any period for cure provided therein, and (2) conduct of such Person or its





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

Affiliates that has been determined to constitute wilful misconduct or Active Negligence in or as a necessary element of a final judgment rendered against such Person by a court with jurisdiction to make such determination. Established Misconduct of one Interested Party shall not be attributed to a second Interested Party unless the second Interested Party is an Affiliate of the first. Negligence which does not constitute Active Negligence shall not in any event constitute Established Misconduct. For purposes of this definition, "conduct of a Person" will include (1) the conduct of an employee of that Person, but only to the extent that the employee is acting within the scope of his employment by that Person, as determined in or as a necessary element of a final judgment rendered against such Person by a court with jurisdiction to make such determination, and (2) the conduct of an agent of that Person (such as an independent environmental consultant engaged by that Person), but only to the extent that the agent is, as determined in or as a necessary element of a final judgment rendered against such Person by a court with jurisdiction to make such determination, (x) acting within the scope of the authority granted to him by such Person, (y) not acting with the consent or approval of or under the direction of Solectron or Solectron's Affiliates, employees or agents, and (z) not acting in good faith to mitigate Losses that such Person may suffer because of a breach or repudiation by Solectron of the Closing Certificate or Lease or the Purchase Agreement.

        "EUROCURRENCY LIABILITIES" shall have the meaning assigned to it in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

        "EURODOLLAR RATE RESERVE PERCENTAGE" means, for purposes of determining the Effective Rate for any Construction Period or Base Rent Period, the reserve percentage applicable two Business Days before the first day of such period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for BNPLC's Parent with respect to liabilities or deposits consisting of or including Eurocurrency Liabilities (or with respect to any other category or liabilities by reference to which LIBOR is determined) having a term comparable to such period.

        "EVENT OF DEFAULT" shall have the meaning assigned to it in subparagraph 17.(a) of the Lease.

        "EXCLUDED TAXES" means (1) all federal, state and local income taxes upon Base Rent, Commitment Fees, Administrative Agency Fees, any interest paid to BNPLC or any Participant pursuant to subparagraph 4.(g) of the Lease and any additional compensation claimed by BNPLC pursuant to subparagraph 5.(c)(ii) of the Lease; (2) all federal, state and local income taxes upon any amounts paid as reimbursement for or to satisfy Losses incurred by BNPLC or any Participant to the extent such taxes are offset by a corresponding reduction of BNPLC's or the applicable Participant's income taxes because of BNPLC's or such Participant's deduction of the reimbursed Losses from its taxable income or because of any tax credits attributable thereto; (3) taxes imposed by any governmental authority outside the United States of America; and (4) any transfer or change of ownership taxes assessed because of BNPLC's transfer or conveyance to any third party of BNPLC's rights or interests in the Lease or the Purchase Agreement or the Property, but excluding any such taxes assessed because of any transfer described in clauses (4) or (6) of the definition of Permitted Transfer below. For purposes of this definition, income taxes shall include any state or local taxes on the net income of BNPLC or a Participant, as the case may be, whether or not designated as an "income tax" or "franchise tax" and regardless of any future increase in tax rates used to compute such taxes. If, however, a change in Applicable Laws after the Effective Date results in an increase in such taxes for any reason other than an increase in the applicable tax rates (e.g., a disallowance of deductions that would otherwise be available against payments described in clause (1) of this definition), then for purposes of computing the taxes that constitute "Excluded Taxes," the change in law will not be considered.





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

        "EXISTING CONTRACT" means the Real Estate Purchase and Sale Agreement dated as of September 30, 1997 between Solectron Corporation and Seller covering the Land described in Exhibit A of the Lease.

        "FAIR MARKET VALUE" means the fair market value of the Property on or about the Designated Sale Date (calculated under the assumptions, whether or not then accurate, that Solectron has fulfilled and can be expected to continue to fulfill its obligations under the Lease [other than its obligation to complete the initial Construction Project before the Designated Sale Date]; that Solectron has maintained the Property in compliance with all Applicable Laws [including Environmental Laws]; that any Construction Projects [other than the initial Construction Project] commenced by Solectron but not completed prior to the Designated Sale Date shall not reduce the value of the Property; that all Improvements are self-sufficient in the sense that any easements or offsite facilities needed under the Development Documents or otherwise for the use of the Improvements will be available at no additional cost to the owner of the Improvements; that Solectron has repaired and restored the Property after any damage following fire or other casualty; that Solectron has restored the remainder of the Property after any partial taking by eminent domain; that Solectron has completed any contests of and paid any taxes due [other than Excluded Taxes] or other amounts secured by or allegedly secured by a lien against the Property, including any assessment liens, but not including Liens Removable by BNPLC; that no conditions or circumstances on or about the Property [such as the presence of an endangered species] is discovered that will impede development of the Property; that development of the Property will not be hindered or delayed because of the limited availability of utilities or water; that any purchaser paying fair market value for the Property will receive copies of all of Solectron's books and records which are necessary or useful to a future owner's or occupant's use of the Property in the manner permitted by the Lease, including books and records evidencing the testing and validation of the Property for the uses permitted by the Lease; that without undue cost or delay any such purchaser can obtain any necessary permits or licenses needed to use the Property for the purposes permitted by the Lease; and that Solectron has cured any title defects affecting the Property other than Liens Removable by BNPLC, all in accordance with the standards and requirements of the Lease [as though the Lease were continuing in force], and the Closing Certificate) as determined by an independent MAI Certified General Real Estate Appraiser reasonably satisfactory to BNPLC who has five years or more experience appraising similar properties in and around Everett, Washington.

        "FED FUNDS RATE" means, for any period, a fluctuating interest rate (expressed as a per annum rate and rounded upwards, if necessary, to the next 1/16 of 1%) equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rates are not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by BNPLC's Parent from three Federal funds brokers of recognized standing selected by BNPLC's Parent. All determinations of the Fed Funds Rate by BNPLC's Parent shall, in the absence of clear and demonstrable error, be binding and conclusive upon Solectron.

        "FUNDED CONSTRUCTION ALLOWANCE" means on any day the Outstanding Construction Allowance on that day, including all Construction Advances and Carrying Costs added to the Outstanding Construction Allowance on or prior to that day, plus the amount of any Qualified Payments deducted on or prior to that day in the calculation of such Outstanding Construction Allowance.

        "FUNDING ADVANCES" means (1) the Initial Funding Advance and (2) all future advances made by BNPLC's Parent or any other Participant to or on behalf of BNPLC to allow BNPLC to provide the Construction Allowance under the Lease.





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


        "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the financial statements referred to in subparagraph 16.(b) of the Lease (except for changes concurred in by Solectron's independent public accountants).

        "GUARANTOR" means Solectron Corporation, a Delaware corporation.

        "GUARANTY" means the Amended and Restated Guaranty dated as of July 1, 1998 given by Guarantor to BNPLC, guaranteeing the obligations of Solectron under the Lease, Purchase Agreement and Closing Certificate, as such Guaranty may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

        "HAZARDOUS SUBSTANCE" means (i) any chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, regulated under, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste," "extremely hazardous waste or substance," "infectious waste," "toxic substance," "toxic pollutant," or any other formulation intended to define, list or classify substances by reason of deleterious properties, including ignitability, corrosiveness, reactivity, carcinogenicity, toxicity or reproductive toxicity;
(ii) petroleum, any fraction of petroleum, natural gas, natural gas liquids, liquified natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), and ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iii) asbestos and any asbestos containing material; and (iv) any other material that, because of its quantity, concentration or physical or chemical characteristics, poses a significant present or potential hazard to human health or safety or to the environment if released into the workplace or the environment.

        "HAZARDOUS SUBSTANCE ACTIVITY" means any actual, proposed or threatened use, storage, holding, release (including any spilling, leaking, leaching, pumping, pouring, emitting, emptying, dumping, disposing into the environment, and the continuing migration into or through soil, surface water, groundwater or any body of water), discharge, deposit, placement, generation, processing, construction, treatment, abatement, removal, disposal, disposition, handling or transportation of any Hazardous Substance from, under, in, into or on the Property, including the movement or migration of any Hazardous Substance from surrounding property, surface water, groundwater or any body of water under, in, into or onto the Property and any resulting residual Hazardous Substance contamination in, on or under the Property. "HAZARDOUS SUBSTANCE ACTIVITY" also means any existence of Hazardous Substances on the Property that would cause the Property or the owner or operator thereof to be in violation of, or that would subject the Property to any remedial obligations under, any Environmental Laws, including CERCLA and RCRA, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances pertaining to the Property. "HAZARDOUS SUBSTANCE ACTIVITY" does not, however, include events or circumstances that do not affect the Property on or about other properties owned or operated by Solectron.

        "IMPOSITIONS" means all sales, excise, ad valorem, gross receipts, business, transfer, stamp, occupancy, rental and other taxes, levies, fees, charges, surcharges, assessments or penalties which arise out of or are attributable to the Lease or which are imposed upon BNPLC or the Property because of the ownership, leasing, occupancy, sale or operation of the Property, or any part thereof or interest therein, or relating to or required to be paid by any of the Permitted Encumbrances or the Development Documents, excluding only Excluded Taxes. "IMPOSITIONS" shall include real estate taxes imposed because of a change of use or ownership of the Property on or prior to the date of any sale by BNPLC pursuant to the Purchase Agreement.





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

        "IMPROVEMENTS" means any and all (1) buildings and other real property improvements now or hereafter erected on the Land, and (2) equipment (e.g., HVAC systems, elevators and plumbing fixtures) attached to the buildings or other real property improvements, the removal of which would cause structural or other material damage to the buildings or other real property improvements or would materially and adversely affect the value or use of the buildings or other real property improvements.

        "INDEX DEBT" means senior, unsecured, long-term indebtedness for borrowed money of Guarantor that is not guaranteed by any other Person or subject to any other credit enhancement.

        "INDUSTRIAL HYGIENIST" means an industrial hygienist certified by the American Board of Industrial Hygiene who is experienced with required and appropriate health and safety standards and good industrial hygiene practice related to operations at hazardous waste sites.

        "INITIAL FUNDING ADVANCE" means, collectively, the advances of made by BNPLC's Parent (directly or through one or more of its Affiliates) to or on behalf of BNPLC (1) on or prior to the effective date of the Prior Lease to cover the cost of BNPLC's acquisition of the Property and certain Transaction Expenses and other amounts described in this definition, and (2) to cover Construction Advances and Carrying Costs under (and as defined in) the Prior Lease. The amount of the Initial Funding Advance may be confirmed by a separate closing certificate executed by Solectron as of the Effective Date. To the extent that BNPLC did not itself use the entire Initial Funding Advance to pay Transaction Expenses incurred by BNPLC or for other purposes described in the preceding sentence, the remainder thereof was advanced to Solectron, with the understanding that Solectron would use any such amount advanced for one or more of the following purposes: (1) the payment or reimbursement of Transaction Expenses incurred by Solectron; (2) the payment or reimbursement of expenses incurred by Solectron in connection with the initial Construction Project, including the planning, design, engineering, construction and permitting of thereof; (3) the maintenance of the Property; or (4) the payment of Rents next due.

        "INTERESTED PARTY" means each of (1) BNPLC, its Affiliates and its successors and assigns as to the Property or any part thereof or any interest therein, (2) BNPLC's Parent, and (3) any other Participants and their permitted successors and assigns under the Participation Agreement; provided, however, none of the following shall constitute an Interested Party: (a) any Person to whom BNPLC may transfer an interest in the Property by a conveyance that is not a Permitted Transfer and others that cannot lawfully claim an interest in the Property except through or under such a transfer by BNPLC, (b) Solectron or any Person that cannot lawfully claim an interest in the Property except through or under a conveyance from Solectron, or (c) any Applicable Purchaser under the Purchase Agreement and any Person that cannot lawfully claim an interest in the Property except through or under a conveyance from such Applicable Purchaser.

        "LAND" means the land as described in Exhibit A attached to the Lease, Closing Certificate and Purchase Agreement. However, upon any amendment to the Lease which modifies the land covered thereby, the land covered by the Closing Certificate and Purchase Agreement shall automatically be so modified.

        "LANDLORD'S ELECTION TO CONTINUE CONSTRUCTION" shall have the meaning assigned to it in subparagraph 6.(h) of the Lease.

        "LEASE" means the Amended and Restated Lease Agreement dated as of July 1, 1998 between BNPLC, as landlord, and Solectron, as tenant, pursuant to which Solectron has agreed to lease BNPLC's interest in the Property, as such Lease Agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.





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

        "LIBOR" means, for purposes of determining the Effective Rate for each Construction Period or Base Rent Period, the rate determined by BNPLC's Parent to be the average rate of interest per annum (rounded upwards, if necessary, to the next 1/16 of 1%) of the rates at which deposits of dollars are offered or available to BNPLC's Parent in the London interbank market at approximately 11:00 a.m. (London time) on the second Business Day preceding the first day of such period. BNPLC shall instruct BNPLC's Parent to consider deposits, for purposes of making the determination described in the preceding sentence, that are offered: (i) for delivery on the first day of such Construction Period or Base Rent Period, as the case may be, (ii) in an amount equal or comparable to the total (projected on the applicable date of determination by BNPLC's Parent) Stipulated Loss Value on the first day of such period, and (iii) for a time equal or comparable to the length of such period. If BNPLC's Parent so chooses, it may determine LIBOR for any period by reference to the rate reported by the British Banker's Association on Page 3750 of the Telerate Service at approximately 11:00 a.m. (London time) on the second Business Day preceding the first day of such period. If for any reason BNPLC's Parent determines that it is impossible or unreasonably difficult to determine LIBOR with respect to a given Construction Period or Base Rent Period in accordance with the foregoing, or if BNPLC's Parent shall determine that it is unlawful (or any central bank or governmental authority shall assert that it is unlawful) for BNPLC, BNPLC's Parent or any Participant to provide or maintain Funding Advances during any Construction Period or Base Rent Period for which Carrying Costs or Base Rent is computed by reference to LIBOR, then "LIBOR" for that period shall equal the rate which is fifty basis points (50/100 of 1%) above the Fed Funds Rate for that period. All determinations of LIBOR by BNPLC's Parent shall, in the absence of clear and demonstrable error, be binding and conclusive upon Solectron.

        "LIBOR PERIOD ELECTION" for the first Base Rent Period means one month and for any subsequent Base Rent Period means a period of one month, three months or six months as designated by Solectron at least ten Business Days prior to the commencement of such Base Rent Period by a notice given to BNPLC in the form of Exhibit K attached to the Lease. (For purposes of the Lease a LIBOR Period Election for any Base Rent Period shall also be considered the LIBOR Period Election in effect on (1) the Base Rent Commencement Date or Base Rent Date upon which such Base Rent Period begins and (2) subsequent Base Rent Dates, if any, which occur before the date upon which such Base Rent Period ends.) Any LIBOR Period Election so designated by Solectron shall remain in effect for the entire Base Rent Period specified in Solectron's notice to BNPLC (provided such Base Rent Period commences at least ten Business Days after BNPLC's receipt of the notice) and for all subsequent Base Rent Periods until a new designation becomes effective in accordance with the provisions set forth in this definition. Notwithstanding the foregoing, however: (1) Solectron shall not be entitled to designate a LIBOR Period Election that would cause a Base Rent Period to extend beyond the end of the scheduled Term; (2) changes in the LIBOR Period Election shall become effective only upon the commencement of a new Base Rent Period; and (3) if Solectron fails to make a LIBOR Period Election consistent with the foregoing requirements for any Base Rent Period, or if an Event of Default shall have occurred and be continuing on the third Business Day preceding the commencement of any Base Rent Period, the LIBOR Period Election for such Base Rent Period shall be deemed to be one month.

        "LIEN" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, any agreement to sell receivables with recourse, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction). Customary bankers' rights of set-off arising by operation of law or by contract (however styled, if the contract grants rights no greater than those arising by operation of law) in connection with working capital facilities, lines of credit, term loans and letter of credit facilities and other contractual arrangements entered into with banks in the ordinary course of business are not "Liens" for the purposes of the Lease.





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

        "LIENS REMOVABLE BY BNPLC" means, and is limited to, Liens encumbering the Property that are asserted (1) other than as contemplated by the Lease or the Purchase Agreement, by BNPLC itself, (2) by third parties lawfully claiming through or under BNPLC (which for purposes of the Lease shall include any judgment liens established against the Property because of a judgment rendered against BNPLC and shall also include any liens established against the Property to secure past due Excluded Taxes), or (3) by third parties lawfully claiming under a deed or other instrument duly executed by BNPLC; provided, however, Liens Removable by BNPLC shall not include (A) any Permitted Encumbrances or Development Documents (regardless of whether claimed through or under BNPLC),
(B) the Closing Certificate, the Lease, the Purchase Agreement or any other document executed by BNPLC with the knowledge of (and without objection by) Solectron's counsel contemporaneously with the execution and delivery of the Closing Certificate, the Lease and the Purchase Agreement, (C) Liens which are neither lawfully claimed through or under BNPLC (as described above) nor claimed under a deed or other instrument duly executed by BNPLC, (D) Liens claimed by Solectron or claimed through or under a conveyance made by Solectron, (E) Liens arising because of BNPLC's compliance with Applicable Law, the Lease, Permitted Encumbrances, the Development Documents or any written request made by Solectron, (F) Liens securing the payment of property taxes or other amounts assessed against the Property by any governmental authority, other than to secure the payment of past due Excluded Taxes or to secure damages caused by (and attributed by any applicable principles of comparative fault to) BNPLC's own Established Misconduct or the Established Misconduct of BNPLC's Parent or BNPLC's other Affiliates, or (G) Liens resulting from or arising in connection with any breach by Solectron of the Closing Certificate, the Lease or the Purchase Agreement.

        "LIST OF DEFINED TERMS" means this List of Defined Terms, which is attached to and made a part of the Closing Certificate, the Lease, and the Purchase Agreement.

        "LOSS CUTOFF DATE" means the later of the dates upon which (i) the Lease terminates, (ii) Solectron surrenders possession of the Property or (iii) Solectron ceases to have any leasehold or other interest in the Property under the Lease or otherwise.

        "LOSSES" means the following, to the extent (but only to the extent) resulting from, arising out of or in connection with events or circumstances (including the condition of the Property) that actually or allegedly occurred or existed or may hereafter occur or exist on or before the Loss Cutoff Date: any and all losses, liabilities, damages (whether actual, consequential, punitive or otherwise denominated), demands, claims, administrative or legal proceedings, actions, judgments, causes of action, assessments, fines, penalties, costs and expenses (including Attorneys' Fees and the fees of outside accountants and environmental consultants), of any and every kind or character, foreseeable and unforeseeable, liquidated and contingent, proximate and remote. For purposes of determining whether any loss, liability, damage, demand, claim, administrative or legal proceeding, action, judgment, cause of action, assessment, fine, penalty, cost or expense constitutes a "Loss," the events or circumstances relating thereto will be presumed to have occurred prior to the Loss Cutoff Date unless Solectron establishes by clear and convincing evidence to the contrary that the relevant events or circumstances did not occur or exist prior to the Loss Cutoff Date.

        "MATERIAL ENVIRONMENTAL COMMUNICATION" means a communication between Solectron or its agents and a regulatory agency or third party, which causes, or potentially could cause (whether by implementation of or response to said communication), a material change in the scope, duration, or nature of any Remedial Work.

        "MAXIMUM CONSTRUCTION ALLOWANCE" means an amount equal to $25,000,000, less the Initial Funding Advance.





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


        "MOODY'S" means Moody's Investor Service, Inc.

        "OUTSTANDING CONSTRUCTION ALLOWANCE" shall have the meaning assigned to it in subparagraph 6.(a) of the Lease.

        "PARTICIPANT" means BNPLC's Parent and any other Person that, upon becoming a party to the Participation Agreement by executing a supplement as contemplated therein, agrees from time to time to participate in all or some of the risks and rewards to BNPLC of the Lease, the Purchase Agreement and the Closing Certificate. As of the Effective Date, the only Participant is BNPLC's Parent, but BNPLC may agree after the Effective Date to share in risks and rewards of the Lease, the Purchase Agreement and the Closing Certificate with other Participants. However, no Person other than BNPLC's Parent and its Affiliates shall qualify as a Participant for purposes of the Lease, the Purchase Agreement, the Closing Certificate or other agreements concerning the Property to which Solectron is a party unless such Person, with Solectron's prior written approval (which approval will not be unreasonably withheld), became a party to the Participation Agreement by executing a supplement to that agreement as contemplated therein.

        "PARTICIPATION AGREEMENT" means the Amended and Restated Participation Agreement dated as of the Effective Date, between BNPLC and BNPLC's Parent and any other Participants that may become parties thereto as contemplated therein, pursuant to which BNPLC's Parent has agreed to participate in the risks and rewards to BNPLC of the Lease and the Purchase Agreement, as such Participation Agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

        "PERMITTED ENCUMBRANCES" means (i) the encumbrances and other matters affecting the Property that are set forth in Exhibit B attached to the Lease,
(ii) any easement agreement or other document affecting title to the Property executed by BNPLC at the request of or with the consent of Solectron, and (iii) any liens from time to time imposed to secure only ad valorem taxes on the Property which, at the time in question, are not delinquent.

        "PERMITTED HAZARDOUS SUBSTANCE USE" means the use, generation, storage and offsite disposal of Permitted Hazardous Substances in strict accordance with applicable Environmental Laws and with due care given the nature of the Hazardous Substances involved; provided, the scope and nature of such use, generation, storage and disposal shall not:

                (1) exceed that reasonably required for the construction of Construction Projects permitted by the Lease or for the operation of the Property for the purposes expressly permitted under subparagraph 3.(a) of the Lease; or

                (2) include any disposal, discharge or other release of Hazardous Substances from the Property in any manner that might allow such substances to reach surface water or groundwater, except (i) through a lawful and properly authorized discharge (A) to a publicly owned treatment works or (B) with rainwater or storm water runoff in accordance with Applicable Laws and any permits obtained by Solectron that govern such runoff; or (ii) any such disposal, discharge or other release of Hazardous Substances for which no permits are required and which are not otherwise regulated under applicable Environmental Laws.

Further, notwithstanding anything to the contrary herein contained, Permitted Hazardous Substance Use shall not include any use of the Property in a manner that requires a RCRA treatment, storage or disposal permit, including a landfill, incinerator or other waste disposal facility.





                         List of Defined Terms - Page 15

        "PERMITTED HAZARDOUS SUBSTANCES" means Hazardous Substances used and reasonably required for Construction Projects expressly permitted by the Lease or for the use of the Property by Solectron and its permitted subtenants and assigns for the purposes expressly permitted by subparagraph 3.(a) of the Lease, in either case in strict compliance with all Environmental Laws and with due care given the nature of the Hazardous Substances involved. Without limiting the generality of the foregoing, Permitted Hazardous Substances shall include usual and customary office, laboratory and janitorial products.

        "PERMITTED TRANSFER" means any one or more of the following: (1) the creation or conveyance of rights and interests in favor of the BNPLC's Parent or other Participants pursuant to the terms and conditions of the Participation Agreement, provided that in any case where rights or interests in the Property are so created or conveyed, the rights or interests are made expressly subject to the rights of Solectron under the Lease and the Purchase Agreement; (2) any assignment or conveyance by BNPLC to any present or future Participant of any lien or security interest against the Property (in contrast to a conveyance of BNPLC's fee estate) or of any interest in Rent, payments required by or under the Purchase Agreement or payments to be generated from the Property after the Term, provided that such assignment or conveyance is made expressly subject to the rights of Solectron under the Lease and the Purchase Agreement; (3) any agreement to exercise or refrain from exercising rights or remedies under the Lease or the Purchase Agreement made by BNPLC with any present or future Participant; (4) any assignment or conveyance by BNPLC requested by Solectron or required by any Permitted Encumbrance, by Development Documents, by the Purchase Agreement or by Applicable Laws; (5) conveyances or transfers by BNPLC or its Affiliates to BNPLC or its Affiliates, provided that in the case of any such conveyance or transfer that covers any interest in the Property, the conveyance or transfer is made expressly subject to the rights of Solectron under the Lease and the Purchase Agreement; or (6) any other assignment or conveyance by BNPLC when an Event of Default shall have occurred and be continuing or after a Landlord's Election to Continue Construction or after the Designated Sale Date.

        "PERSON" means an individual, a corporation, a partnership, an unincorporated organization, an association, a joint stock company, a joint venture, a trust, an estate, a government or agency or political subdivision thereof or other entity, whether acting in an individual, fiduciary or other capacity.

        "PERSONAL PROPERTY" shall have the meaning assigned to it on page 2 of the Lease.

        "PLAN" means at any time an employee pension benefit plan which is covered under Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and is either (i) maintained by Solectron, Guarantor or any Subsidiary of Solectron or Guarantor for employees of Solectron, Guarantor or any Subsidiary of Solectron or Guarantor or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which Solectron, Guarantor or any Subsidiary of Solectron or Guarantor is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

        "POTENTIAL LIEN CLAIMANTS" means (1) general contractors, or (2) other parties who have filed any required statutory notices, or who have actually notified BNPLC or Solectron of claims, in order to preserve or establish their right to a mechanic's or materialman's lien against the Property in connection with any Construction Project.

        "PRIME RATE" means the prime interest rate or equivalent charged by BNPLC's Parent in the United States of America as announced or published by BNPLC's Parent from time to time, which need not be the lowest interest rate charged by BNPLC's Parent. If for any reason BNPLC's Parent does not announce or publish a prime rate or equivalent, the prime rate or equivalent announced or published by either Citibank, N.A. or any New York





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

branch or office of Credit Commercial de France as selected by BNPLC shall be used to compute the rate describe in the preceding sentence. The prime rate or equivalent announced or published by such bank need not be the lowest rate charged by it. The Prime Rate may change from time to time after the Effective Date without notice to Solectron as of the effective time of each change in rates described in this definition.

        "PRIOR CLOSING CERTIFICATE" shall have the meaning assigned to it on the first page of the Closing Certificate.

        "PRIOR GUARANTY" shall have the meaning assigned to it on the first page of the Guaranty.

        "PRIOR LEASE" shall have the meaning assigned to it on the first page of the Lease.

        "PRIOR PARTICIPATION AGREEMENT" shall have the meaning assigned to it on the first page of the Participation Agreement.

        "PRIOR PURCHASE AGREEMENT" shall have the meaning assigned to it on the first page of the Purchase Agreement.

        "PROPERTY" means the Personal Property and the Real Property, collectively.

        "PURCHASE AGREEMENT" means the Amended and Restated Purchase Agreement dated as of July 1, 1998 between BNPLC and Solectron pursuant to which Solectron has agreed to purchase or to arrange for the purchase by a third party of BNPLC's interest in the Property, as such Purchase Agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

        "QUALIFIED PAYMENTS" means all payments received by BNPLC from time to time during the Term from any party (1) under any property insurance policy as a result of damage to the Property, (2) as compensation for any restriction placed upon the use or development of the Property or for the condemnation of the Property or any portion thereof, (3) because of any judgment, decree or award for injury or damage to the Property or (4) under any title insurance policy or otherwise as a result of any title defect or claimed title defect with respect to the Property; provided, however, that (x) in determining the amount of "Qualified Payments", there shall be deducted all expenses and costs of every kind, type and nature (including taxes, Breakage Costs and Attorneys' Fees) incurred by BNPLC with respect to the collection or application of such payments, (y) "Qualified Payments" shall not include any payment to BNPLC by a Participant or an Affiliate of BNPLC that is made to compensate BNPLC for the Participant's or Affiliate's share of any Losses BNPLC may incur as a result of any of the events described in the preceding clauses (1) through (4) and (z) "Qualified Payments" shall not include any payments received by BNPLC that BNPLC has paid to Solectron for the restoration or repair of the Property or that BNPLC is holding as Escrowed Proceeds. For purposes of computing the total Qualified Payments (and other amounts dependent upon Qualified Payments, such as Stipulated Loss Value and the Outstanding Construction Allowance) paid to or received by BNPLC as of any date, payments described in the preceding clauses
(1) through (4) will be considered as Escrowed Proceeds, not Qualified Payments, until they are actually applied as Qualified Payments by BNPLC as provided in subparagraph 11.(c) of the Lease.

        "REAL PROPERTY" shall have the meaning assigned to it on page 1 of the Lease.

        "REMEDIAL WORK" means any investigation, monitoring, clean-up, containment, remediation, removal, payment of response costs, or restoration work and the preparation and implementation of any closure or other





                         List of Defined Terms - Page 17
required remedial plans that any governmental agency or political subdivision requires or approves (or could reasonably be expected to require if it was aware of all relevant circumstances concerning the Property), whether by judicial order or otherwise, because of the presence of or suspected presence of Hazardous Substances in, on, under or about the Property or because of any prior Hazardous Substance Activity. Without limiting the generality of the foregoing, Remedial Work also means any obligations imposed upon or undertaken by Solectron pursuant to Development Documents or any recommendations or proposals made therein.

        "RENT" means the Base Rent and all Additional Rent.

        "RESIDUAL RISK PERCENTAGE" means fifteen percent (15%).

        "RESPONSIBLE FINANCIAL OFFICER" means the chief financial officer, the controller, the treasurer or the assistant treasurer of either Solectron or Guarantor, as the case may be.

        "S&P" means Standard and Poor's Corporation.

        "SCOPE CHANGE" means a change to a Construction Project that, if implemented, will make the quality, function or capacity of the Improvements affected by such Construction Project "materially different" (as defined below in this paragraph) than as described or inferred by plans and other items submitted to BNPLC by Solectron as described in subparagraph 6.(d)(i) of the Lease. "Scope Change" is not intended to include the mere refinement, correction or detailing of plans or other items submitted to BNPLC by Solectron. As used in this definition, a "material difference" means a difference that (a) could (after completion of the applicable Construction Project and the funding of any Construction Advances required in connection therewith) significantly reduce any excess of the market value of the Property over Stipulated Loss Value or significantly increase any excess of Stipulated Loss Value over the market value of the Property, or (b) will change the general character of the Improvements from that needed to accommodate the uses permitted by subparagraph 3.(a) of the Lease.

        "SELLER" means The Quadrant Corporation.

        "SOLECTRON" means Solectron Washington, Inc., a California corporation.

        "SOLECTRON'S MAXIMUM REMARKETING OBLIGATION" shall have the meaning indicated in the following provisions:

                (1) In the event of a Voluntary Retention of the Property, or if the Designated Sale Date occurs on the first Business Day of July, 2003 as provided above in clause (1) of the definition of Designated Sale Date, "SOLECTRON'S MAXIMUM REMARKETING OBLIGATION" will equal (A) (x) Stipulated Loss Value on the Designated Sale Date, times (y) 100% minus the Residual Risk Percentage, less (B) the sum of any Escrowed Proceeds held and to be retained by BNPLC after the Designated Sale Date.

                (2) Absent a Voluntary Retention of the Property, if the Designated Sale Date should occur prior to the first Business Day of July, 2003 because of Solectron's election to accelerate the Designated Sale Date as provided above in clause (2) of the definition of Designated Sale Date, "SOLECTRON'S MAXIMUM REMARKETING OBLIGATION" will equal the Break Even Price.

                (3) Absent a Voluntary Retention of the Property, if the Designated Sale Date should occur prior to the first Business Day of July, 2003 for any reason other than as described in the preceding





                         List of Defined Terms - Page 18
        clause (2) (including because of BNPLC's election to accelerate the Designated Sale Date as provided above in clause (3) of the definition of Designated Sale Date), "SOLECTRON'S MAXIMUM REMARKETING OBLIGATION" will equal the Break Even Price.

        "SPREAD" means, for each Construction Period or period beginning on and including a Base Rent Date and ending on but not including the next Base Rent Date, the amount established as described below in this definition on the date that is two Business Days prior to such period by reference to the stated (or published, implied) rating by S&P or by Moody's applicable to the Index Debt on that date. The Spread shall be established at the Level in the pricing grid below which corresponds to the rating of S&P and Moody's, respectively, applicable to the Index Debt; provided that (a) if one, but not both, of Moody's or S&P shall not have in effect a rating (stated or published, implied) for the Index Debt, then the Spread shall be determined solely with reference to the available rating by the rating agency that still rates the Index Debt; (b) if the ratings established by Moody's and S&P for the Index Debt shall indicate two different but consecutive Levels, the Spread shall be based on the more favorable to Guarantor of the two Levels; (c) if the ratings established by Moody's and S&P for the Index Debt shall indicate two different but nonconsecutive Levels, the Spread shall be the average of the Spreads corresponding to such Levels; (d) if the rating established by Moody's or S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective on the date on which it is first announced by the applicable rating agency; (e) notwithstanding anything to the contrary in (a) through (d) above, but subject to (f) and (g) below, if either the rating established by Moody's for the Index Debt of Guarantor is below Ba2 or the rating established by S&P for the Index Debt of Guarantor is below BB, the Spread shall be 80.0 basis points; (f) notwithstanding anything to the contrary in (a) through (e) above, but subject to (g) below, if Moody's does not establish a rating for the Index Debt of Ba2 or higher (including if Moody's has ceased to establish any rating for the Index
Debt) and S&P does not establish a rating for the Index Debt of BB or higher (including if S&P has ceased to establish any rating of the Index Debt), the Spread shall be the difference computed by subtracting the Effective Rate from the rate that is 50.0 basis points above the Prime Rate; and (g) notwithstanding anything to the contrary in (a) through (f) above, on any date where an Event of Default has occurred and is continuing, the Spread shall equal the Default Rate less the Effective Rate.


======================================================================================================
     LEVELS                S&P RATING               MOODY'S RATING                   MARGIN
------------------------------------------------------------------------------------------------------
     Level I           BBB+ (or better)            Baa1 (or better)            32.5 basis points
------------------------------------------------------------------------------------------------------

     Level II                  BBB                         Baa2                  40.0 basis points
------------------------------------------------------------------------------------------------------

     Level III                 BBB-                        Baa3                  48.75 basis points
------------------------------------------------------------------------------------------------------

     Level IV                  BB+                         Ba1                   67.5 basis points
------------------------------------------------------------------------------------------------------

     Level V                   BB                          Ba2                   80.0 basis points
======================================================================================================

All determinations of the Spread by BNPLC shall, in the absence of clear and demonstrable error, be binding and conclusive for purposes of the Lease. Further BNPLC may, but shall not be required, to rely on the determination of the Spread set forth in any certificate delivered by Guarantor pursuant to subparagraph 16.(b)(ii) of the Lease, and no reduction in the Spread will be effective because of an improvement in the S&P Rating or the Moody's Rating before the date that Guarantor has notified BNPLC thereof by delivery of such a certificate.

        "STIPULATED LOSS VALUE" as of any date means the amount equal to the sum of the Initial Funding Advance, plus the sum of all Construction Advances and Carrying Costs added to the Outstanding





                         List of Defined Terms - Page 19

Construction Allowance on or prior to such date, minus all funds received by BNPLC and applied as Qualified Payments on or prior to such date. Under no circumstances will any payment of Base Rent, Commitment Fees or Administrative Agency Fees reduce Stipulated Loss Value.

        "SUBSIDIARY" means any corporation of which another corporation owns, directly or indirectly, such number of outstanding shares as have more than fifty percent (50%) of the ordinary voting power for the election of directors.

        "SUPPLEMENTAL PAYMENT" shall have the meaning assigned to it in subparagraph 1(a)(ii) of the Purchase Agreement.

        "TERM" shall have the meaning assigned to it in Paragraph 1 of the Lease.

        "TRANSACTION EXPENSES" means costs incurred in connection with the preparation and negotiation of the Lease, the Closing Certificate, the Purchase Agreement and related documents and the consummation of the transactions contemplated therein.

        "UNFUNDED BENEFIT LIABILITIES" means, with respect to any Plan, the amount (if any) by which the present value of all benefit liabilities (within the meaning of Section 4001(a)(16) of ERISA) under the Plan exceeds the market value of all Plan assets allocable to such benefit liabilities, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA for calculating the potential liability of Solectron or Guarantor or any ERISA Affiliate of Solectron or Guarantor under Title IV of ERISA.

        "VOLUNTARY RETENTION OF THE PROPERTY" means an affirmative election made by BNPLC to keep the Property pursuant to, and under the circumstances described in, the second sentence of subparagraph 1(a)(ii) of the Purchase Agreement.





















                         List of Defined Terms - Page 20